UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

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Venator Materials PLC

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AN INVITATION FROM VENATOR'S LEADERSHIP

DEAR FELLOW SHAREHOLDER:

We are pleased to invite you to the 2018 Annual General Meeting of Shareholders (the "Annual Meeting") of Venator Materials PLC ("Venator"), which will be held on May 31, 2018, at 3:00 p.m., local time, at the London offices of Latham & Watkins LLP, 99 Bishopsgate, London EC2M 3XF, United Kingdom.

At the Annual Meeting, we will consider the matters described in the Notice of 2018 Annual General Meeting of Shareholders (the "Notice of Annual General Meeting of Shareholders") and in this Proxy Statement. References in the Proxy Statement to the "Annual Meeting" also refer to any adjournments, postponements or changes in location of the Annual Meeting, to the extent applicable.

It is important that you use this opportunity to take part in the affairs of our company by voting on the business to come before the Annual Meeting, and we urge you to read the Proxy Statement for additional information concerning the matters to be considered at the Annual Meeting.

PLEASE VOTE AS SOON AS POSSIBLE

This Proxy Statement contains important information and you should read it carefully. Whether or not you plan to attend the Annual Meeting, we ask that you vote as soon as possible. You may vote by proxy via the Internet, telephone or by mail by following the instructions on the proxy card or voting instruction card or the information forwarded by your broker, bank or other holder of record. For detailed information regarding voting instructions, please refer to the accompanying Proxy Statement.

SIMON TURNER President and Chief Executive Officer	PETER R. HUNTSMAN Chairman of the Board

VENATOR 2018 PROXY

VENATOR MATERIALS PLC NOTICE OF 2018 ANNUAL GENERAL MEETING OF SHAREHOLDERS
Thursday, May 31, 2018 3:00 p.m. British Summer Time	Latham & Watkins LLP 99 Bishopsgate London EC2M 3XF United Kingdom

Satellite Meeting Thursday, May 31, 2018 9:00 a.m. Central Daylight Time	Latham & Watkins LLP 811 South Main Street, Suite 3700 Houston, Texas 77380

TO THE SHAREHOLDERS OF VENATOR MATERIALS PLC:

We are holding the Annual Meeting for the following purposes:

1.
To elect as directors the six nominees named in the accompanying Proxy Statement.

2.
To approve on a non-binding advisory basis the compensation of our named executive officers ("NEOs").

3.
To approve on a non-binding advisory basis the preferred frequency of advisory votes on the compensation of our NEOs.

4.
To approve receipt of our U.K. audited annual report and accounts and related directors' and auditor's reports for the year ended December 31, 2017 contained in Appendix A to this Proxy Statement (the "Annual Report and Accounts").

5.
To approve our directors' remuneration policy, included in the directors' remuneration report contained in the Annual Report and Accounts contained in Appendix A to this Proxy Statement.

6.
To approve on a non-binding advisory basis our directors' remuneration report (other than the part containing the directors' remuneration policy) for the year ended December 31, 2017, contained in the Annual Report and Accounts contained in Appendix A to this Proxy Statement.

7.
To ratify the appointment of Deloitte & Touche LLP ("Deloitte") as our independent registered public accounting firm for the year ending December 31, 2018.

8.
To re-appoint Deloitte LLP ("Deloitte U.K.") as our U.K. statutory auditor under the U.K. Companies Act 2006 to hold office from the conclusion of the Annual Meeting until the next annual general meeting at which the annual report and accounts are laid.

9.
To authorize the directors or the Audit Committee to determine the remuneration of Deloitte U.K. in its capacity as our U.K. statutory auditor.

10.
To approve the two forms of share repurchase contract and the repurchase counterparties contained in this Proxy Statement through which, and with whom, Venator may repurchase its ordinary shares on the New York Stock Exchange.

11.
To approve the form of repurchase contract with Huntsman Holdings (Netherlands) B.V. ("Huntsman Holdings"), a subsidiary of Huntsman Corporation ("Huntsman"), contained in this Proxy Statement through which, and with whom, Venator may purchase its ordinary shares.

12.
To authorize Venator (and any company that is or becomes a subsidiary at any time during which the period for which the accompanying resolution is effective) to make political donations and incur political expenditure.

We may also transact such other business as may properly come before the Annual Meeting and at any adjournments or postponements of the Annual Meeting in accordance with our Amended and Restated Articles of Association (the "Articles").

The resolutions in Proposals 1 through 12 above will be proposed as ordinary resolutions, which means that, assuming a quorum is present, each resolution will be approved if a simple majority of the votes cast (whether in person or by proxy) are cast in favor thereof.

In respect of Proposal 4 relating to the receipt of the Annual Report and Accounts and the non-binding advisory resolutions in Proposals 2, 3, and 6 relating to, respectively, the compensation of our NEOs, the frequency of the vote on the compensation of our NEOs and the directors' remuneration report, the results of the vote are advisory and will not be legally binding. However, the Board values the opinions of our shareholders and will carefully consider the outcome of the advisory votes.

The above matters are fully described, and the related resolutions are set out, in the accompanying Proxy Statement, which shall be deemed to form part of this Notice of Annual General Meeting of Shareholders.

As at the date of the Proxy Statement, we have not received notice of any other matters that may be properly presented at the Annual Meeting. If any other matters are, in accordance with the U.K. Companies Act 2016 (the "Act"), our Articles and applicable law, properly presented for consideration at the Annual Meeting, such matters will be considered at the Annual Meeting and the individuals named in the proxy card will vote on such matters in their discretion.

Recipients of this Notice of Annual General Meeting of Shareholders and the accompanying materials may not use any electronic address provided in this Notice of Annual General Meeting of Shareholders or such materials to communicate with us for any purposes other than those expressly stated.

In accordance with our Articles, all resolutions will be taken on a poll, which will mean that each ordinary share is entitled to one vote for each proposal. The final voting results will be checked by scrutineers and published in a Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the "SEC"). The results of the polls taken on the resolutions at the Annual Meeting and any other information required by the Act will be made available on www.proxyvote.com as soon as reasonably practicable following the Annual Meeting and for a period of two years thereafter.

Only shareholders of record at the close of business on April 20, 2018 are entitled to vote at the Annual Meeting. Changes to our company's entries on the register of members after that time will be disregarded in determining the rights of any member to attend and vote at the Annual Meeting (or any adjourned meeting). A list of shareholders entitled to vote at the Annual Meeting will be available for inspection at our principal executive offices at Titanium House, Hanzard Drive, Wynyard Park, Wynyard, TS22 5FD, United Kingdom for 10 days prior to the Annual Meeting, during ordinary business hours, beginning on May 21, 2018. If you would like to review the shareholder list during ordinary business hours, please contact Venator Investor Relations at +44 (0) 1740 608671 or via email at ir@venatorcorp.com to schedule an appointment.

Please review the accompanying Proxy Statement for more complete information regarding the Annual Meeting and the full text of the resolutions to be proposed at the Annual Meeting.

Even if you plan to attend the Annual Meeting, please vote by proxy via the Internet or telephone, or if you received paper copies of the proxy materials by mail, you can also vote via mail by following the instructions on the proxy card or voting instruction card or the information forwarded by your broker, bank or other holder of record. Please vote as promptly as possible to ensure that your shares are represented. Even if you have voted your proxy, you may still vote in person if you attend the Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote in person at the Annual Meeting, you must obtain a proxy issued in your name from such broker, bank or other nominee.

By Order of the Board of Directors,
Russ R. Stolle Secretary

Wynyard, United Kingdom April 26, 2018

PROXY STATEMENT TABLE OF CONTENTS

VENATOR MATERIALS PLC : PROXY STATEMENT SUMMARY

VENATOR PROXY STATEMENT SUMMARY

2018 ANNUAL GENERAL MEETING OF SHAREHOLDERS

Date and Time	Place:

May 31, 2018 3 p.m. British Summer Time	Latham & Watkins LLP 99 Bishopsgate London EC2M 3XF United Kingdom

For the purposes of Article 55 of our Articles, the offices of Latham & Watkins LLP, London shall constitute the principal meeting place, where the Annual Meeting shall be deemed to take place.

Persons may attend the Annual Meeting by simultaneous attendance and participation anywhere in the world and the offices of Latham & Watkins LLP, Houston (at 811 Main Street, Suite 3700, Houston, TX 77002) shall constitute a satellite meeting place for this purpose.

Any person who participates at the Annual Meeting by way of these arrangements will be deemed present at, and will count in the quorum for, the Annual Meeting.

CERTAIN PROPOSALS MANDATED BY ENGLISH LAW

We are incorporated under the laws of England and Wales and our shares trade on the New York Stock Exchange ("NYSE"). As such, we are subject to the Act in the U.K., U.S. securities laws and regulations and the listing standards of the NYSE. The proposals in this Proxy Statement are based on these various regulations.

Certain proposals on which you are being asked to vote are customary or required for public limited companies incorporated in England and Wales to present to shareholders at each annual general meeting. These proposals may be unfamiliar to shareholders accustomed to proxy statements for companies organized in other jurisdictions. Specifically, proposals 4 through 6, as well as proposals 8 through 12, are customary proposals, and may be mandated by English law.

Your vote is important to us and allows you to participate in the future of our company.

Please cast your vote as soon as possible on the items listed below to ensure that your shares are represented.

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VENATOR MATERIALS PLC : PROXY STATEMENT SUMMARY

PROPOSALS REQUIRING YOUR VOTE

		Board Recommendation	Votes Required for Approval	Unvoted Shares(1)	Abstentions

PROPOSAL 1	Election of Directors	FOR each nominee	Majority of votes cast	Do not count	Do not count
PROPOSAL 2	Non-Binding Advisory Vote on Named Executive Officer Compensation	FOR	Majority of votes cast	Do not count	Count as a vote against
PROPOSAL 3	Non-Binding Advisory Vote on Preferred Frequency of Compensation Votes	1 YEAR	Majority of votes cast(2)	Do not count	Count as a vote against
PROPOSAL 4	Non-Binding Advisory Vote to Receive the Annual Report and Accounts	FOR	Majority of votes cast	Discretionary voting allowed	Count as a vote against
PROPOSAL 5	Resolution to approve the Directors' Remuneration Policy	FOR	Majority of votes cast	Do not count	Count as a vote against
PROPOSAL 6	Non-Binding Advisory Vote on the Directors' Remuneration Report (other than the part containing the directors' remuneration policy) for the year ended December 31, 2017	FOR	Majority of votes cast	Do not count	Count as a vote against
PROPOSAL 7	Resolution regarding the ratification of Deloitte as Independent Registered Public Accounting Firm	FOR	Majority of votes cast	Discretionary voting allowed	Count as a vote against
PROPOSAL 8	Resolution regarding the re-appointment of Deloitte U.K. as U.K. Statutory Auditor	FOR	Majority of votes cast	Discretionary voting allowed	Count as a vote against
PROPOSAL 9	Resolution to authorize the Board or the Audit Committee to Determine the Remuneration of Deloitte U.K. as U.K. Statutory Auditor	FOR	Majority of votes cast	Discretionary voting allowed	Count as a vote against
PROPOSAL 10	Resolution to approve forms of Share Repurchase Contract and the Repurchase Counterparties	FOR	Majority of votes cast	Do not count	Count as a vote against
PROPOSAL 11	Resolution to approve form of Share Repurchase Contract with Huntsman Holdings	FOR	Majority of votes cast	Do not count	Count as a vote against
PROPOSAL 12	Resolution to authorize Venator and its Subsidiaries to Make Political Donations and Incur Political Expenditure	FOR	Majority of votes cast	Do not count	Count as a vote against
(1)
Based on NYSE rules, if your shares are held through a broker, bank or other nominee, they do not have discretion to vote on your behalf on non-routine matters if you do not provide voting instructions.

(2)
Because this proposal has three possible substantive responses (1 year, 2 years or 3 years), if none of the frequency alternatives receives the vote of the holders of a majority of the votes cast, then we will consider shareholders to have approved the frequency selected by holders of a plurality of the shares present.

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VENATOR MATERIALS PLC : PROXY STATEMENT SUMMARY

VOTING OPTIONS

Even if you plan to attend our Annual Meeting in person, please read this Proxy Statement with care, and vote using any of the following methods. In all cases, have your proxy card in hand and follow the instructions.

BY INTERNET USING A COMPUTER	BY TELEPHONE	BY MAIL

Visit 24/7 www.proxyvote.com	Dial toll-free 24/7 1-800-690-6903	Cast your ballot, sign and date your proxy card and send by mail

Please note that if you hold shares in "street name" (that is, in a brokerage account or through a bank or other nominee), you will need to follow the instructions provided to you on your voting instruction form to vote in advance of the Annual Meeting.

VISIT THE ANNUAL GENERAL MEETING WEBSITE

Visit the Annual Meeting website: www.proxyvote.com.

•
Review and download easy to read, interactive versions of our Proxy Statement and the U.S. 2017 Annual Report

•
Sign up for future electronic delivery to reduce costs

ATTEND OUR ANNUAL MEETING

Thursday, May 31, 2018
3:00 p.m., British Summer Time
Latham & Watkins LLP
99 Bishopsgate
London EC2M 3XF
United Kingdom

Please note that if you hold shares in "street name" (that is, in a brokerage account or through a bank or other nominee), you will need to bring valid photo identification and a copy of a statement reflecting your share ownership as of April 20, 2018 or you will not be admitted.

PARTICIPATE IN OUR FUTURE, VOTE NOW

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VENATOR MATERIALS PLC : PROXY STATEMENT SUMMARY

SUMMARY

To assist you in reviewing the proposals to be voted upon at the Annual Meeting, this summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information you should consider. You should read the entire Proxy Statement carefully before voting. On August 8, 2017, we completed the separation of Venator from Huntsman through an initial public offering of our ordinary shares (the "Separation"). Following the Separation, Venator began operating as a stand-alone, publicly traded company. Unless otherwise indicated herein, disclosure in this Proxy Statement covers the period from August 1, 2017, through December 31, 2017.

DIRECTOR NOMINEES

The following table provides summary information about each director nominee.

Nominee	Age	Principal Occupation	Committees

Peter R. Huntsman	55	Chairman, President and Chief Executive Officer of Huntsman Corporation
Simon Turner	54	President and Chief Executive Officer of Venator Materials PLC (our "CEO")
Sir Robert J. Margetts	71	Deputy Chairman, OSJC Uralkali	Audit, Compensation, Governance
Douglas D. Anderson	68	Dean of the Jon M. Huntsman School of Business at Utah State University	Audit, Governance
Daniele Ferrari	57	Chief Executive Officer of Versalis S.p.A.	Audit, Compensation
Kathy D. Patrick	57	Partner and trial attorney at Gibbs & Bruns LLP	Compensation, Governance

CORPORATE GOVERNANCE HIGHLIGHTS

67% of our directors are independent and all members of our Audit, Compensation and Nominating and Corporate Governance Committees are independent	✓
Our lead independent director, Sir Robert J. Margetts, chairs executive sessions of our independent directors at all regular meetings	✓
Declassified board of directors	✓
No super-majority shareholder voting requirements	✓
We allow shareholders to request special meetings of shareholders	✓
We separate the offices of Chairman of the Board and Chief Executive Officer	✓
Mandatory director retirement age (subject to certain exceptions)	✓
Stock ownership guidelines for directors and executive officers	✓
Policy prohibiting short sales and hedging of shares of our ordinary shares by directors and executive officers	✓
Our Audit, Compensation and Nominating and Corporate Governance committees have authority to retain outside, independent advisers and consultants	✓
The Board and its committees exercise oversight of risks we face in a global market, including operational, financial, strategic, competitive, reputational, legal and regulatory risks	✓

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VENATOR MATERIALS PLC : PROXY STATEMENT SUMMARY

EXECUTIVE COMPENSATION

WE ASK THAT YOU VOTE TO APPROVE OUR SAY-ON-PAY PROPOSAL

At our Annual Meeting, our shareholders will have an opportunity to cast an advisory say-on-pay vote on the compensation paid to our NEOs. We ask that our shareholders vote to approve executive officer compensation. Please see "Proposal 2—Advisory Vote to Approve Named Executive Officer Compensation." Please also read our "Compensation Discussion and Analysis" beginning on page 27 for more information regarding our executive compensation program in 2017.

Performance Highlights in 2017

2017 was a successful year for our company. In addition to completing the Separation and successful initial and follow on offering of our shares, we had a significant increase in earnings and cash flows, and achieved greater adjusted EBITDA improvements from our Business Improvement Program than we had projected.

As described in more detail in the Compensation Discussion and Analysis beginning on page 27, one of the primary objectives of our executive compensation program is to align our executive officers' pay with our financial performance and the performance of our ordinary shares.

Our 2017 annual STIP award metrics comprised adjusted EBITDA, free cash flow, DIO, business improvement and zero harm targets, which together accounted for approximately 25% of the total compensation payable to each of our NEOs.

Specific achievements in 2017 include the following:

•	Corporate adjusted EBITDA,(1) which is a key financial metric for our company and our shareholders, was $436 million, which exceeded our maximum goal by 40%.
•	Corporate free cash flow,(2) which has a significant impact on our liquidity, net debt and strategic planning, was $221 million, which significantly exceeded our maximum goal.
•	DIO, which measures our efficient use of working capital and drives free cash flow, was reduced by 3% on a yearly average basis, but missed our target goal.
•	Business improvement program,(3) which measures adjusted EBITDA improvements based upon our business improvement program, was $36 million, which exceeded our maximum goal by 44%.

(1)
Throughout this Proxy Statement, we refer to our EBITDA and adjusted EBITDA, which are non-GAAP financial measures. A presentation and reconciliation to the most directly comparable GAAP financial measures is contained on pages 57-58 of our annual report on Form 10-K for the year ended December 31, 2017 (the "2017 10-K"), as filed with the SEC on February 23, 2018. Adjusted EBITDA has been further adjusted to exclude certain items such as corporate allocations from Huntsman of $40 million in the first half of 2017. This adjustment had no impact on STIP awards, because our 2017 adjusted EBITDA performance exceeds our maximum goal without the adjustment.

(2)
Throughout this Proxy Statement, we refer to free cash flow, which is a non-GAAP financial measure. See Appendix B for additional information regarding free cash flow and a reconciliation to cash flow. The free cash flow figure reported here was the preliminary estimate available to and used by the Compensation Committee at the time it conducted its 2017 STIP award review and was not subsequently refined because it significantly exceeded our maximum goal.

(3)
Adjusted EBITDA improvements based on our Business Improvement Program for 2017 differ from publicly reported numbers due to internal adjustments made to the timing and amounts included for purposes of the STIP award.

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VENATOR MATERIALS PLC : PROXY STATEMENT

VENATOR MATERIALS PLC: PROXY STATEMENT

PART 1	INFORMATION ABOUT THE MEETING

GENERAL

Our Annual Meeting will be held at the London offices of Latham & Watkins, 99 Bishopsgate, London EC2M 3XF, United Kingdom, at 3:00 p.m., British Summer Time, on May 31, 2018, and any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual General Meeting of Shareholders. Our board of directors (the "Board") is not aware of any other matters to be presented at the Annual Meeting.

The Board is soliciting your proxy to vote your shares at the Annual Meeting. We will bear the cost of the solicitation, including the cost of the preparation, assembly, printing and, where applicable, mailing of the Notice of Annual General Meeting of Shareholders, this Proxy Statement, the proxy card and any additional information furnished by us to our shareholders. In addition to solicitation by mail, certain of our directors, officers and employees may, without extra compensation, solicit proxies by telephone, facsimile, electronic means and personal interview. We have retained D.F. King & Co., Inc. for proxy solicitation services and have agreed to pay them $12,500 for these services plus incremental fees for shareholder telephone calls and reimbursement for reasonable expenses. We will also make arrangements with brokerage houses, custodians, nominees and other fiduciaries to send proxy materials to their principals, and we will reimburse them for postage and clerical expenses.

DELIVERY OF PROXY MATERIALS

Beginning on April 27, 2018, we mailed proxy materials to our shareholders of record and beneficial owners who owned any of our ordinary shares at the close of business on April 20, 2018. The mailing contained instructions on how to access the proxy materials and vote online. We have made these proxy materials available to you over the Internet in connection with the solicitation of proxies by our Board for the Annual Meeting.

Choosing to receive your future proxy materials by e-mail will save us the cost of printing and mailing documents to you. If you choose to receive future proxy materials by e-mail, you will receive an e-mail next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by e-mail will remain in effect until you terminate it.

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VENATOR MATERIALS PLC : PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

1.  WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

At the Annual Meeting, shareholders will vote upon the matters outlined in the Notice of Annual General Meeting of Shareholders and in the "Proposals to be Voted on at the Annual Meeting" section of this Proxy Statement and the consideration of any other matters properly presented at the Annual Meeting in accordance with our Articles. As of the date of this Proxy Statement, the Board is not aware of any other matters to be presented at the Annual Meeting. In addition, our management will report on our performance and respond to questions from shareholders following the adjournment of the formal business at the Annual Meeting.

Any shareholder of record attending the Annual Meeting has the right to ask questions. Shareholders are kindly asked to direct questions to the Chairman and limit their questions to matters that relate directly to the business of the Annual Meeting. We must answer any questions asked by a shareholder of record attending the Annual Meeting relating to the business dealt with at the Annual Meeting unless to do so would: (i) interfere unduly with the business of the meeting, (ii) be undesirable in the interests of Venator or the good order of the meeting, (iii) involve the disclosure of confidential information; or (iv) be duplicative of information already provided on our website.

2.  WHAT IS INCLUDED IN THE PROXY MATERIALS?

The proxy materials include: (1) the Notice of Annual General Meeting of Shareholders; (2) this Proxy Statement; and (3) the U.S. 2017 Annual Report. If you requested a paper copy of these materials by mail, the proxy materials also include a proxy card or a voting instruction card for the Annual Meeting.

Shareholders are referred to the U.S. 2017 Annual Report for financial and other information about our activities. The U.S. 2017 Annual Report is not incorporated by reference into this Proxy Statement and is not deemed to be a part hereof.

3.  WHAT IS A PROXY?

A proxy is your legal designation of another person to vote the shares you own. That other person is called a proxy and a shareholder of record who is entitled to attend and vote at the Annual Meeting is entitled to appoint another person as its proxy to exercise all or any of its rights and to speak and vote at the Annual Meeting. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card. Simon Turner, our President and Chief Executive Officer, also referred to herein as our "CEO," and Russ R. Stolle, our Senior Vice President, General Counsel, Chief Compliance Officer and Secretary, will serve as proxies for the Annual Meeting pursuant to the proxy card solicited by our Board.

A shareholder of record is entitled to appoint more than one proxy in relation to the Annual Meeting (provided that each proxy is appointed to exercise the rights attached to different ordinary shares). Such proxy need not be a shareholder of record, but must attend the Annual Meeting and vote as the shareholder of record instructs for such vote to be counted.

4.  WHAT IS A PROXY STATEMENT?

A proxy statement is a document that the regulations of the SEC require us to give you when we ask that you designate Simon Turner and Russ R. Stolle as proxies to vote on your behalf. This Proxy Statement includes information about the proposals to be considered at the Annual Meeting and other required disclosures, including information about the Board and our executive officers.

5.  HOW CAN I ACCESS THE PROXY MATERIALS OVER THE INTERNET?

Your proxy card or voting instruction card (as applicable) contains instructions on how to:

•
view our proxy materials online at https://materials.proxyvote.com/G9329Z; and

•
instruct us to send future proxy materials to you electronically by e-mail.

If you choose to access future proxy materials electronically, you will receive an e-mail with instructions containing a link to the website where those materials are available and a link to the proxy voting website. Your election to access proxy materials by e-mail will remain in effect until you terminate it.

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VENATOR MATERIALS PLC : PROXY STATEMENT

6.  WHAT IS THE RECORD DATE AND WHO IS ENTITLED TO VOTE AT THE ANNUAL MEETING?

The record date for the Annual Meeting is April 20, 2018. Owners of record of our ordinary shares at the close of business on the record date are entitled to:

•
receive notice of the Annual Meeting; and

•
vote at the Annual Meeting and any adjournments or postponements in accordance with our Articles.

At the close of business on April 20, 2018, there were 106,401,124 ordinary shares outstanding, each of which is entitled to one vote on each item of business to be conducted at the Annual Meeting, unless otherwise restricted from voting in accordance with applicable law and/or the Articles.

Any corporate shareholder of record may, by resolution of its articles or other governing body, authorize another person to act as its representative at the Annual Meeting and such authorized person will (on production of a certified copy of such resolution at the Annual Meeting) be entitled to exercise the same powers on behalf of the corporation as that corporation could exercise if it was an individual shareholder of Venator.

In the case of joint holders, the vote of the senior holder who submits a vote will be accepted to the exclusion of the vote of the other joint holders, with seniority determined by the order in which the names of the holders appear in the register of members of our transfer agent.

A list of shareholders entitled to vote at the Annual Meeting will be available for inspection at our principal executive offices at Titanium House, Hanzard Drive, Wynyard Park, Wynyard, TS22 5FD, United Kingdom for 10 days prior to the Annual Meeting, during ordinary business hours, beginning on May 21, 2018. If you would like to review the shareholder list during ordinary business hours, please contact Venator Investor Relations at +44 (0) 1740 608671 or via email at ir@venatorcorp.com to schedule an appointment.

7.  WHO MAY ATTEND THE ANNUAL MEETING?

All shareholders of record, who owned ordinary shares at the close of business on the record date, April 20, 2018, or their duly appointed proxies, may attend the Annual Meeting and any adjournments or postponements thereof, as may our invited guests. "Street name shareholders," as described in Question 9 below, who owned ordinary shares at the close of business on April 20, 2018, may also attend subject to the requirements set forth in Questions 9 and 10 below. Seating is limited and admission is on a first-come, first-served basis. If you attend the Annual Meeting, you will need to bring your proxy card, a form of personal identification (such as a driver's license) and check in at the registration desk at the Annual Meeting. Please note that if you hold shares in "street name" (that is, in a brokerage account or through a bank or other nominee), you also will need to bring valid photo identification and a copy of a statement reflecting your share ownership as of April 20, 2018 or you will not be admitted.

8.  HOW MANY VOTES ARE REQUIRED TO HOLD THE ANNUAL MEETING?

The required quorum for the transaction of business at the Annual Meeting are shareholders entitled to cast at least the majority of the voting rights entitled to vote at the Annual Meeting, represented in person or by proxy. Consequently, the presence, in person or by proxy, of the holders of at least 53,200,563 ordinary shares is required to establish a quorum at the Annual Meeting. Shares that are voted with respect to a particular matter are treated as being present at the Annual Meeting for purposes of establishing a quorum. Abstentions and broker non-votes (discussed below) will be counted as present and entitled to vote for purposes of determining a quorum at the Annual Meeting.

9.  WHAT IS THE DIFFERENCE BETWEEN A SHAREHOLDER OF RECORD AND A SHAREHOLDER WHO HOLDS STOCK IN STREET NAME?

Most shareholders hold their shares through a broker, bank or other nominee (i.e., in "street name") rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those held in street name.

•
Shareholders of Record.  If your shares are registered directly in your name on the register of members with our transfer agent, you are considered, with respect to those shares, the "shareholder of record." As the shareholder of record, you have the right to grant your voting proxy directly or to vote in person at the Annual Meeting.

•
Street Name Shareholders.  If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered, with respect to those shares, the beneficial owner of shares held in "street name," and the proxy materials are being forwarded to you by your broker, bank or other nominee, which is considered, with respect to those shares, the

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VENATOR MATERIALS PLC : PROXY STATEMENT

  shareholder of record. You have the right to instruct your broker, bank or other nominee how to vote and you are also invited to attend the Annual Meeting.

10.  WHAT DIFFERENT METHODS CAN I USE TO VOTE?

Shareholders of Record:    Shareholders of record may (1) vote their shares in person at the Annual Meeting by completing a ballot at the Annual Meeting; or (2) submit a proxy to have their shares voted by one of the following methods:

•
By Internet.    You may submit a proxy electronically on the Internet by following the instructions provided on the proxy card. Please have your proxy card in hand when you log onto the website. Internet voting facilities will be available 24 hours a day and will close at 11:59 p.m., Eastern Daylight Time, on May 30, 2018.

•
By Telephone.    You may submit a proxy by telephone using the number listed on the proxy card. Please have your proxy card in hand when you call. Telephone voting facilities will be available 24 hours a day and will close at 11:59 p.m., Eastern Daylight Time, on May 30, 2018.

•
By Mail.    If you received a paper copy of the proxy materials by mail, you may indicate your vote by completing, signing and dating your proxy card and returning it in the enclosed reply envelope.

Street Name Shareholders:    Street name shareholders may generally vote their shares or submit a proxy to have their shares voted by one of the following methods:

•
By the Methods Listed on the Voting Instruction Form.    Please refer to the voting instruction form or other information forwarded by your bank, broker or other nominee to determine whether you may submit a proxy by telephone or on the Internet, following the instructions provided by the record holder.

•
In Person.    You may vote in person at the Annual Meeting if you obtain a legal proxy from your bank, broker or other nominee. Please consult the voting instruction form or other information sent to you by your bank, broker or other nominee to determine how to obtain a legal proxy in order to vote in person at the Annual Meeting.

SUBMITTING YOUR PROXY VIA INTERNET, TELEPHONE OR MAIL DOES NOT AFFECT YOUR ABILITY TO VOTE IN PERSON AT THE ANNUAL MEETING.

11.  WHAT IF I AM A SHAREHOLDER OF RECORD AND I DON'T SPECIFY A CHOICE FOR A MATTER WHEN RETURNING MY PROXY?

A proxy that is properly completed and submitted will be voted at the Annual Meeting in accordance with the instructions on the proxy. If you are a shareholder of record and you properly complete and submit a proxy, but do not indicate any contrary voting instructions, your shares will be voted as follows:

•
FOR the election of the six director nominees named in this Proxy Statement (in each case, to be approved by way of separate ordinary resolution);

•
FOR approval, on a non-binding advisory basis, of the compensation of our NEOs by way of ordinary resolution;

•
1 YEAR for the preferred frequency, on a non-binding advisory basis, of advisory votes on the compensation of our NEOs by way of ordinary resolution;

•
FOR receipt of our Annual Report and Accounts contained in Appendix A to this Proxy Statement by way of ordinary resolution;

•
FOR approval of our directors' remuneration policy, included in the directors' remuneration report contained in the Annual Report and Accounts contained in Appendix A to this Proxy Statement by way of ordinary resolution;

•
FOR approval, on a non-binding advisory basis, of our directors' remuneration report (other than the part containing the directors' remuneration policy) for the year ended December 31, 2017 as contained in the Annual Report and Accounts, by way of ordinary resolution;

•
FOR the ratification of the appointment of Deloitte as our independent registered public accounting firm for the year ending December 31, 2018 by way of ordinary resolution;

•
FOR the re-appointment of Deloitte U.K. as our U.K. statutory auditor under the Act to hold office from the conclusion of the Annual Meeting until the next annual general meeting at which the annual report and accounts are laid by way of ordinary resolution;

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•
FOR authorizing the Board or the Audit Committee to determine the remuneration of Deloitte U.K. in its capacity as our U.K. statutory auditor by way of ordinary resolution;

•
FOR approval of the two forms of share repurchase contract and the repurchase counterparties contained in this Proxy Statement through which, and with whom, Venator may repurchase its ordinary shares on the NYSE by way of ordinary resolution; and

•
To approve the form of repurchase contract with Huntsman Holdings contained in this Proxy Statement through which, and with whom, Venator may purchase its ordinary shares; and

•
FOR authorizing Venator (and any company that is or becomes a subsidiary at any time during which the period for which this resolution is effective) to make political donations and incur political expenditure by way of ordinary resolution.

If any other business properly comes before the shareholders for a vote at the meeting, your shares will be voted at the discretion of the holders of the proxy. As at the date of this Proxy Statement, the Board knows of no matters, other than those previously described, to be presented for consideration at the Annual Meeting.

12.  IF I AM A STREET NAME SHAREHOLDER, WILL MY SHARES BE VOTED IF I DO NOT PROVIDE INSTRUCTIONS?

In some cases, your shares may be voted if they are held in the name of a brokerage firm, even if you do not provide the brokerage firm with voting instructions. Specifically, brokerage firms have the authority under NYSE rules to cast votes on certain "routine" matters if they do not receive instructions from the beneficial holder. For example, ratification of the appointment of the independent registered public accounting firm is considered a routine matter for which a brokerage firm may vote shares for which it has not received voting instructions. This is called a "broker discretionary vote." When a proposal is not a routine matter and a brokerage firm has not received voting instructions from the beneficial owner of the shares with respect to that proposal, the brokerage firm cannot vote the shares on that proposal. This is called a "broker non-vote." The election of directors, the advisory vote to approve NEO compensation and the advisory vote on the preferred frequency of advisory NEO compensation votes are not considered routine matters. Therefore, if you are a street name shareholder and do not provide voting instructions to your broker with respect to these matters, it will result in a broker non-vote with respect to such proposals. Broker non-votes will have no effect on the outcome of these proposals.

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13.  WHAT VOTES ARE NEEDED FOR EACH PROPOSAL TO PASS AND IS BROKER DISCRETIONARY VOTING ALLOWED?

Proposal		Vote Required	Broker Discretionary Vote Allowed

(1)	Election of Directors	Majority of votes cast in person or by proxy and entitled to vote	No
(2)	Non-Binding Advisory Vote on Named Executive Officer Compensation	Majority of votes cast in person or by proxy and entitled to vote	No
(3)	Non-Binding Advisory Vote on Preferred Frequency of Compensation Votes*	Majority of votes cast in person or by proxy and entitled to vote	No
(4)	Receipt of the Annual Report and Accounts	Majority of votes cast in person or by proxy and entitled to vote	Yes
(5)	Approval of the Directors' Remuneration Policy	Majority of votes cast in person or by proxy and entitled to vote	No
(6)	Non-Binding Advisory Vote on the Directors' Remuneration Report (other than the part containing the directors' remuneration policy) for the year ended December 31, 2017	Majority of votes cast in person or by proxy and entitled to vote	No
(7)	Ratification of our Independent Registered Public Accounting Firm	Majority of votes cast in person or by proxy and entitled to vote	Yes
(8)	Re-appointment of our U.K. Statutory Auditor	Majority of votes cast in person or by proxy and entitled to vote	Yes
(9)	Authorize the Board or the Audit Committee to Determine the Remuneration of our U.K. Statutory Auditor	Majority of votes cast in person or by proxy and entitled to vote	Yes
(10)	Approval of the forms of Share Repurchase Contract and the Repurchase Counterparties	Majority of votes cast in person or by proxy and entitled to vote	No
(11)	Approval of the form of Repurchase Contract with Huntsman Holdings	Majority of votes cast in person or by proxy and entitled to vote	No
(12)	Authorize Venator and its Subsidiaries to Make Political Donations and Incur Political Expenditure	Majority of votes cast in person or by proxy and entitled to vote	No
(1)
Because this proposal has three possible substantive responses (1 year, 2 years or 3 years), if none of the frequency alternatives receives the vote of the holders of a majority of the shares present, then we will consider shareholders to have approved the frequency selected by holders of a plurality of the shares present.

In respect of Proposal 4 relating to the receipt of the Annual Report and Accounts and the non-binding advisory resolutions in Proposals 2, 3, and 6 relating to, respectively, the compensation of our NEOs, the frequency of the vote on the compensation of our NEOs and the directors' remuneration report, the results of the vote are advisory and will not be legally binding on us. However, the Board values the opinions of our shareholders and will carefully consider the outcome of the advisory votes.

14.  WHAT HAPPENS IF ADDITIONAL PROPOSALS ARE PRESENTED AT THE ANNUAL MEETING?

If you grant a proxy, the persons named as proxy holders will have discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting. Under Rule 14a-8 and the provisions of our Articles, the deadline for notifying us of any additional proposals to be presented at the Annual Meeting has passed and, accordingly, shareholders may not present proposals at the Annual Meeting.

15.  CAN I CHANGE MY VOTE AFTER SUBMITTING MY PROXY?

If you are a shareholder of record, you may revoke a previously submitted proxy at any time before the polls close at the Annual Meeting by:

•
voting again by telephone or through the Internet prior to 11:59 p.m. Eastern Daylight Time on May 30, 2018;

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•
requesting, completing and mailing in a new paper proxy card;

•
giving written notice of revocation to our Corporate Secretary by mail to Corporate Secretary, Titanium House, Hanzard Drive, Wynyard, TS22 5FD; or

•
attending the Annual Meeting and voting in person (merely attending the Annual Meeting will not revoke a prior submitted proxy).

If you are a street name shareholder, you must follow the instructions to revoke your proxy, if any, provided by your bank, broker or other nominee.

16.  WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE SET OF PROXY MATERIALS?

It means that you have multiple accounts with our transfer agent, Computershare, and/or brokers, banks or other nominees. Please vote all of your shares. We recommend that you contact Computershare and/or your broker, bank or other nominee (as applicable) to consolidate as many accounts as possible under the same name and address. If you have multiple accounts with Computershare that you want to consolidate, please submit your request by mail to Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078, or by telephone at 1-866-644-4127. Computershare may also be reached through its website at www.computershare.com.

17.  WHERE CAN I FIND THE VOTING RESULTS OF THE ANNUAL MEETING?

The preliminary voting results will be announced at the Annual Meeting. The final voting results will be checked by the scrutineers and published in a Current Report on Form 8-K which Venator is required to file with the SEC. The results of the polls taken on the resolutions at the Annual Meeting and any other information required by the Act will be made available on www.proxyvote.com as soon as reasonably practicable following the Annual Meeting and for a period of two years thereafter.

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PART 2	BOARD OF DIRECTORS

DIRECTOR NOMINEES

The Board currently consists of six directors, each appointed in connection with the Separation or shortly thereafter. Presented below is information with respect to our six director nominees to be elected as directors at this year's Annual Meeting to serve until the 2019 annual general meeting of shareholders. The information presented below for each director includes the specific experience, qualifications, attributes and skills that led us to the conclusion that such director should serve on the Board.

NOMINEES TO BE ELECTED AT THE ANNUAL MEETING

PETER R. HUNTSMAN

Mr. Huntsman, age 55, was appointed as a director and Chairman of the Board in the second quarter of 2017. Mr. Huntsman currently serves as Chairman of the Board, President and Chief Executive Officer of Huntsman and has served as a director of Huntsman and its affiliated companies since 1994. Prior to his appointment in July 2000 as CEO of Huntsman, Mr. Huntsman had served as its President and Chief Operating Officer since 1994. In 1987, after working for Olympus Oil since 1983, Mr. Huntsman joined Huntsman Polypropylene Corporation as Vice President before serving as Senior Vice President and General Manager. Mr. Huntsman has also served as Senior Vice President of Huntsman Chemical Corporation and as a Senior Vice President of Huntsman Packaging Corporation, a former subsidiary of Huntsman.

Our Board has concluded Mr. Huntsman should continue to serve as a director for the following reasons, among others: (1) his current position as the Chairman and CEO of a major chemical company provide our Board and our company with invaluable operational, financial, regulatory and governance insights; and (2) his years of experience in the chemical industry and considerable role in the history and management of Huntsman (including while we were part of Huntsman) provide him with extensive background on our business, the chemical industry and related opportunities and challenges, and will help provide continuity for employees and customers of Venator.

SIMON TURNER

Mr. Turner, age 54, has served as President and Chief Executive Officer and as a director since the second quarter of 2017. Mr. Turner served as Division President, Pigments & Additives, at Huntsman from November 2008 to August 2017, Senior Vice President, Pigments & Additives, from April 2008 to November 2008, Vice President of Global Sales from September 2004 to April 2008 and General Manager Co-Products and Director Supply Chain and Shared Services from July 1999 to September 2004. Prior to joining Huntsman, Mr. Turner held various positions with Imperial Chemical Industries PLC ("ICI").

Our Board has concluded Mr. Turner should continue to serve as a director for the following reasons, among others: (1) his extensive experience in the chemical industry enables him to provide valuable business insights; and (2) his wealth of

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knowledge of our business and his demonstrated track record of success in leading Venator and Huntsman's Pigments & Additives segment enable him to advise our Board regarding our company's strategic plans and goals.

SIR ROBERT J. MARGETTS

Sir Robert, age 71, was appointed as a director in the second quarter of 2017. Sir Robert also serves as a director of Huntsman, a position he has held since August 2010, as Deputy Chairman of PJSC Uralkali, a publicly traded potash fertilizer producer, and on the boards of a number of privately held companies. In addition to previously serving as a director for several other companies, including Chairman of Legal and General Group PLC and Chairman of BOC Group PLC, Sir Robert also previously worked for ICI where he also served as the Vice Chairman of its Main Board. Sir Robert serves as our Lead Independent Director and Vice Chairman and a member of the Audit Committee, the Compensation Committee and the Nominating & Corporate Governance Committee (the "Governance Committee").

Our Board has concluded Sir Robert should continue to serve as a director for the following reasons, among others: (1) his deep knowledge of the chemical industry and years of experience, both globally and particularly in Europe, enable him to provide our Board with advice and expertise regarding the industry and its business cycles; and (2) his global business background and years of leadership, including on other boards, give him the necessary experience to effectively serve as our Vice Chairman and Lead Independent Director and contribute to the Board's corporate governance responsibilities.

DOUGLAS D. ANDERSON

Mr. Anderson, age 68, was appointed as a director of Venator in August 2017. Mr. Anderson currently serves as the Dean of the Jon M. Huntsman School of Business at Utah State University, a position he was appointed to in 2006, and is the Jon M. Huntsman Presidential Professor of Leadership. Previously, Mr. Anderson served as Deputy Counselor to the Secretary, U.S. Treasury, as a director of corporate development for Bendix Corporation, and as managing partner of the Center for Executive Development, an executive consulting firm. Mr. Anderson is the Chair of the Audit Committee and a member of the Governance Committee.

Our Board has concluded Mr. Anderson should continue to serve as a director for the following reasons, among others: (1) his extensive business and leadership expertise enables him to provide important insights; and (2) his academic experience as

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dean of an important business school provides a valuable perspective in areas related to corporate governance, compliance and talent management.

DANIELE FERRARI

Mr. Ferrari, age 57, was appointed as a director of Venator in August 2017. Mr. Ferrari also serves as Chief Executive Officer of Versalis S.p.A., a chemical manufacturer, and as Chairman of Matrìca S.p.A., a joint-venture with Novamont focusing on renewable chemistry, positions he has held since March 2011. Mr. Ferrari has over 30 years of experience in the chemical industry, including as President of Huntsman's Performance Products division until January 2011 and in several business assignments at ICI in the U.K. In addition, Mr. Ferrari is President of PlasticsEurope, an association of plastics manufacturers, and a board member of Cefic. Mr. Ferrari is Chair of the Compensation Committee and a member of the Audit Committee.

Our Board has concluded Mr. Ferrari should continue to serve as a director for the following reasons, among others: (1) his experience in and knowledge of the global chemical industry, particularly in Europe, enables him to provide strategic insight; and (2) his executive leadership experience as CEO of a prominent chemical manufacturer with international business operations gives him valuable insight into and contacts within the international chemical industry.

KATHY D. PATRICK

Ms. Patrick, age 57, was appointed as a director in October 2017. Ms. Patrick is currently a partner in the Houston law firm of Gibbs & Bruns LLP where she began her legal career in 1986 after graduating from Harvard Law School. Her legal practice is focused on complex commercial litigation, with an emphasis on securities law, creditor recovery litigation, and institutional investor litigation. After graduating from Harvard Law School, Ms. Patrick subsequently joined Gibbs & Bruns in 1986, where she has recovered over $20 billion for her clients, including successful settlements for clients in a number of landmark and high profile corporate disputes. Ms. Patrick is Chair of the Governance Committee and a member of the Compensation Committee.

Our Board has concluded Ms. Patrick should continue to serve as a director for the following reasons, among others: (1) her legal expertise and extensive experience with complex commercial and securities litigation enable her to provide insight into our legal risks and strategies; and (2) her knowledge of and experience with securities and related law enables her to provide corporate governance insights.

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DIRECTOR COMPENSATION

Our Corporate Governance Guidelines provide for compensation for our non-employee directors' services, in recognition of their time and skills. Directors who are also our officers or employees do not receive additional compensation for serving on the Board. Annual compensation for our non-employee directors is composed of cash and stock-based equity compensation. Cash compensation paid to our non-employee directors consists of annual retainers and supplemental retainers for the chairs and members of Board committees (which are detailed in footnote (2) to the Director Compensation Table below). Stock-based equity compensation for 2017 consisted of awards granted under the Venator Materials Stock Incentive Plan effective August 1, 2017 (the "Stock Incentive Plan") in the form of share units.

Maintaining a market-based compensation program for our non-employee directors enables our company to attract qualified members to serve on the Board. With the assistance Meridian Compensation Partners, LLC ("Meridian"), the Compensation Committee's independent compensation consultant, the Compensation Committee will periodically review our non-employee director compensation practices and compare them to the practices of our peers as well as against the practices of public company boards generally to ensure they are aligned with market practices.

Beginning in 2018, we will offer non-employee directors in the U.S. the opportunity to participate in the Venator Outside Directors Elective Deferral Plan. This is an unfunded nonqualified deferred compensation plan established primarily for the purpose of providing our non-employee directors with the ability to defer the receipt of director fees. The investment choices available under this plan are identical to the investment choices available under our 401(k) plan, which are described in greater detail below under "Compensation Discussion and Analysis—Elements of Venator's Executive Compensation Program—Other Elements of Compensation." Benefits under the plan are payable in cash distributable either in a lump sum or in installments over a period of 3 years, 5 years or 10 years, with payments beginning within 60 days after the director ceases to be a member of our Board.

The Compensation Committee believes that our total director compensation package is competitive with market practices, as well as fair and appropriate in light of the responsibilities and obligations of our non-employee directors. Details of our non-employee director compensation program appear below.

DIRECTOR COMPENSATION TABLE

The total 2017 compensation for our non-employee directors is shown in the following table:

Name(1)	Fees Earned or Paid in Cash ($)(2)	Stock Awards ($)(3)	Total ($)

Peter R. Huntsman	$41,667	$120,000	$161,667

Sir Robert J. Margetts	$52,500	$120,000	$172,500

Douglas D. Anderson	$45,417	$120,000	$165,417

Daniele Ferrari	$43,333	$120,000	$163,333

Kathy D. Patrick(4)	$23,750	$120,000	$143,750

(1)
Simon Turner, our CEO, served as a director of our company in 2017 but is not included in this table since he was also our employee during 2017 and did not receive any additional compensation for service as a director. Thus, his total compensation for service as CEO is shown in the Summary Compensation Table on page 41.

(2)
For 2017, non-employee directors received the following cash retainers:

Director*	Annual Retainer	Audit Committee	Compensation Committee	Governance Committee	Chairman	Lead Independent Director

Peter R. Huntsman	$25,000	—	—	—	$16,667	—

Sir Robert J. Margetts	$25,000	$6,250	$4,166	$6,666	—	$10,417

Douglas D. Anderson	$25,000	$14,583	$1,667	$4,166	—	—

Daniele Ferrari	$25,000	$6,250	$10,416	$1,667	—	—

Kathy D. Patrick	$15,000	—	$2,500	$6,250	—	—

*
Non-employee directors receive annual retainers of $60,000, an additional $15,000 annual retainer for service on the Audit Committee and a $10,000 annual retainer for service on each other committee. In addition, non-employee directors receive an additional retainer for service as committee chair of $20,000 for the Audit Committee and $15,000 for each of the other committees. In addition, the chairman of

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  the board receives an annual retainer of $40,000 and the lead independent director receives an annual retainer of $25,000. All of our directors are reimbursed for reasonable out-of-pocket expenses incurred for attending meetings of the Board or its committees and for other reasonable expenses related to the performance of their duties as directors. In 2017, annual retainers received by directors were prorated based on the time they served from the Separation through the end of the year.

(3)
This column represents the aggregate grant date fair value of fully vested share unit awards granted in 2017, computed in accordance with Financial Accounting Standards Board, Accounting Standards Codification, Topic 718 ("FASB ASC Topic 718"). Each director other than Ms. Patrick received a share unit award of 5,256 shares based on the grant date fair value of $22.83 per share. Ms. Patrick received a share unit award of 5,310 shares based on the grant date fair value of $22.60 per share. The shares underlying share unit awards are vested on the date of grant, but the shares are not deliverable until a director's termination of service. Therefore, none of our directors held outstanding equity awards as of December 31, 2017. See "Note 17. Share-Based Compensation Plan" to our consolidated financial statements in the 2017 10-K for additional detail regarding assumptions underlying the value of these equity awards.

(4)
Ms. Patrick was appointed to serve as a director effective October 1, 2017, and the table represents payment for fees earned from that date.

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PART 3	CORPORATE GOVERNANCE

The Board is committed to corporate governance principles and practices that facilitate the fulfillment of its fiduciary duties to shareholders and to our company. Key corporate governance principles observed by the Board and our company include:

67% of our directors are independent and all members of our Audit, Compensation and Governance Committees are independent	✓
Our lead independent director, Sir Robert J. Margetts, chairs executive sessions of our independent directors at all regular meetings	✓
Declassified board of directors	✓
No super-majority shareholder voting requirements	✓
We allow shareholders to request special meetings of shareholders	✓
We separate the offices of Chairman of the Board and Chief Executive Officer	✓
Mandatory director retirement age (subject to certain exceptions)	✓
Stock ownership guidelines for directors and executive officers	✓
Policy prohibiting short sales and hedging of shares of our ordinary shares by directors and executive officers	✓
Our Audit, Compensation and Governance committees have authority to retain outside, independent advisers and consultants	✓
The Board and its committees exercise oversight of risks we face in a global market, including operational, financial, strategic, competitive, reputational, legal and regulatory risks	✓

BOARD GOVERNANCE

The Board and its committees meet throughout the year on a set schedule, and also hold special meetings and act by written consent from time to time as appropriate. Following the Separation, the Board met three times in 2017, the non-management directors met in executive session two times and the independent directors met in executive session two times. During 2017, each director attended at least 75% of the aggregate of:

•
the total number of meetings of the Board; and

•
the total number of meetings held by all Board committees on which such person served.

BOARD LEADERSHIP STRUCTURE AND EXECUTIVE SESSIONS OF THE BOARD

According to our Articles, the Chairman of the Board is appointed by all of the directors on the Board to preside at all meetings of the Board and shareholders. Mr. Huntsman is currently the Chairman of the Board. In accordance with our Corporate Governance Guidelines, the Board has no policy with respect to the separation of the offices of Chairman of the Board and Chief Executive Officer. Our Articles expressly allow our Chairman of the Board to also serve as President or Chief Executive Officer, if so elected by the Board. Currently, the Chairman of the Board does not serve as President or Chief Executive Officer. The Board believes that this issue should be considered periodically as part of the succession planning process and that it is in the best interests of our company for the Board to make a determination regarding this issue each time it appoints a new Chief Executive Officer. Based on these principles, the Board may determine that it is appropriate in the future to combine the roles of Chairman of the Board and Chief Executive Officer.

Our Articles also allow the Board to elect one or more deputy chairmen to preside at Board and shareholder meetings and to perform such other duties as may be delegated by the Board, in either case in the absence of the Chairman of the Board. The Board believes that it obtains effective additional Board leadership through the role of the Vice Chairman as deputy chairman, which is currently filled by Sir Robert, who also serves as our Lead Independent Director. As Lead Independent Director, Sir Robert communicates with management on issues relevant to the independent directors. In accordance with our Corporate

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Governance Guidelines, non-management directors meet in executive session without management at each regularly scheduled Board meeting, or more frequently as needed at the call of one or more of our non-management directors. Our Corporate Governance Guidelines also require that our independent directors meet in executive session at least once annually without those non-management directors who are not independent, or more frequently as needed at the call of one or more of our independent directors. Sir Robert, who serves as Lead Independent Director and Vice Chairman, chairs these sessions.

We believe that the appropriate Board leadership structure for our company varies depending on the circumstances facing the Board and our company at any given time. We believe that our current Board leadership structure efficiently addresses our company's present needs and allows the Board to fulfill its role in exercising effective, independent oversight of our management on behalf of our shareholders. The Board further believes that we have in place effective structures, processes and arrangements to ensure that the work of the Board is completed in a manner that maintains the highest standards of corporate governance, independence and leadership, as well as continued accountability of management.

BOARD INDEPENDENCE

It is important to our company that investors have confidence that the individuals serving as independent directors on the Board do not have relationships with us that impair their independence. Under NYSE corporate governance rules, the Board must have a majority of independent directors. For a director to qualify as independent, the Board must affirmatively determine that the director has no material relationship with our company, either directly or as a partner, shareholder or officer of an organization that has a relationship with our company. To assist in making independence determinations, the Board has adopted independence criteria which can be found on our website at www.venatorcorp.com. Under these criteria, a director is not independent if:

•
The director is, or has been within the last three years, an employee of our company or an employee of any of our subsidiaries, or an immediate family member is, or has been within the last three years, an executive officer of our company.

•
The director has received, or has an immediate family member who has received, during any twelve-month period within the last three years, more than $120,000 in direct compensation from us (other than director and committee fees and pension or other forms of deferred compensation for prior service, which compensation is not contingent upon continued service). Compensation received by an immediate family member for service as an employee (other than as an executive officer) of ours is not considered for purposes of this standard.

•
The (1) director or an immediate family member is a current partner of a firm that is our internal or external auditor; (2) director is a current employee of such a firm; (3) director has an immediate family member who is a current employee of such a firm and who personally works on our company's audit; or (4) director or an immediate family member was within the last three years a partner or employee of such a firm and personally worked on our audit within that time

•
The director or an immediate family member is, or has been within the last three years, employed as an executive officer of another company where any of our present executive officers at the same time serves or served on that company's compensation committee.

•
The director is a current employee, or an immediate family member of the director is a current executive officer, of a company that has made payments to, or received payments from, us for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1.0 million or 2% of such other company's consolidated gross revenues.

•
The director is an executive officer of any charitable or non-profit organization to which we have made, within the preceding three years, contributions in any single fiscal year that exceeded the greater of $1.0 million, or 2% of such charitable or non-profit organization's consolidated gross revenues.

With the assistance of company legal counsel, the Governance Committee has reviewed the applicable legal and NYSE standards for independence, as well as our independence criteria. Each year, the Governance Committee reviews: (i) a summary of the answers to annual questionnaires completed by each of the directors (and, if applicable, any nominees for director); and (ii) to the extent applicable, a report of transactions and relationships between each director (and, if applicable, any nominee for director) or any of such director's family members, and our company, our senior management or our independent registered public accounting firm. To the extent that such relationships do not change from year to year, the Governance Committee is informed that there have been no changes in such relationships.

On the basis of its review, the Governance Committee delivered a report to the full Board, and the Board made its independence determinations based on the Governance Committee's report and the supporting information. As a result of this review, the Board has determined that Sir Robert, Messrs. Anderson and Ferrari and Ms. Patrick, who currently constitute a

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majority of the Board, are independent. These independent directors currently comprise, in full, the membership of the Audit, Compensation and Governance committees of the Board, discussed below.

Mr. Huntsman is not considered to be independent because he is an employee of Huntsman and our company is a consolidated subsidiary of Huntsman. Simon Turner is not considered to be an independent director because he is employed by our company.

COMMITTEES OF THE BOARD

The Board has Audit, Compensation and Governance committees, each consisting of independent directors and structured as follows:

Director	Audit Committee	Compensation Committee	Governance Committee

Douglas D. Anderson

Daniele Ferrari

Sir Robert J. Margetts(1)

Kathy D. Patrick

Number of meetings in 2017	6	3	2

Chair	Member
(1)
Designated as "audit committee financial expert" under SEC regulations

Each of these committees has a written charter approved by the Board. These charters are available on our website at www.venatorcorp.com. We will also furnish copies of the charters free of charge to any person who requests them. Requests for copies should be directed to the Corporate Secretary, Titanium House, Hanzard Drive, Wynyard, TS22 5FD, United Kingdom or to CorporateSecretary@venatorcorp.com.

AUDIT COMMITTEE

Duties

•	Sole responsibility for the appointment, retention and termination of our independent registered public accounting firm
•	Responsible for the compensation and oversight of the work of our independent registered public accounting firm
•	Monitors our independent registered public accounting firm's qualifications and independence
•	Monitors the integrity of our financial statements
•	Monitors the performance of our internal audit function and independent registered public accounting firm
•	Monitors our compliance with legal and regulatory requirements applicable to financial and disclosure matters

The Board has determined that each member of the Audit Committee meets the independence requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the NYSE Governance Corporate Standards. The Board has also determined that Sir Robert qualifies as an "audit committee financial expert" as defined by the regulations of the SEC. No member of the Audit Committee serves on more than two other public company audit committees.

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COMPENSATION COMMITTEE

Duties

•	Supports the Board in fulfilling its oversight responsibilities relating to senior management and director compensation
•	Reviews, evaluates and approves our compensation programs, policies and plans including annual short-term incentive plan "STIP" awards, equity-based compensation and compensation agreements*
•	Reviews and approves compensation for our corporate and executive officers and their family members who are employees, and reviews and recommends compensation for our directors*
•	Carries out its responsibilities under applicable securities laws and regulations relating to our proxy statement for the annual general meeting of shareholders or other applicable report or filing
•	Performs such other functions as the Board may assign from time to time

*
Please see "Compensation Discussion and Analysis—How We Determine Executive Compensation" for additional information on the Compensation Committee's processes and procedures for the consideration and determination of executive officer and director compensation.

The Board has determined that each member of the Compensation Committee meets the independence requirements of the Exchange Act and the NYSE Corporate Governance Standards. The Compensation Committee's charter permits the Compensation Committee to form, and delegate some or all of its authority to, subcommittees when it deems appropriate. In particular, the Compensation Committee may delegate the approval of both cash and equity award grants and other responsibilities regarding the administration of compensatory programs to a subcommittee consisting solely of members of the Compensation Committee who are non-employee directors or outside directors or, in some limited circumstances, to management.

The Compensation Committee typically meets at least four times each year to address various compensation issues and processes. Our CEO does not have the ability to call Compensation Committee meetings, but generally attends Compensation Committee meetings at the Compensation Committee's request to answer questions and provide input regarding the performance of our executive officers. However, the CEO is not present while decisions regarding his compensation are made. In addition, each Compensation Committee meeting includes an executive session without members of management present. The Compensation Committee regularly reports to the full Board regarding executive compensation matters.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

Duties

•	Ensures that our corporate governance system performs well
•	Reviews and assesses the adequacy of our Corporate Governance Guidelines annually
•	Monitors director independence
•	Manages the Board's annual director evaluation process
•	Assesses the appropriate balance of skills, characteristics and perspectives required for an effective Board
•	Identifies, screens and recommends qualified director candidates
•	Periodically reassesses the adequacy of the Board's size
•	Monitors our compliance with legal and regulatory requirements
•	Oversees succession planning for our CEO
•	Oversees our corporate and environmental, health and safety ("EHS") compliance programs

The Governance Committee's members are independent under the Board's Corporate Governance Guidelines and the NYSE Corporate Governance Standards.

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BOARD ROLE IN RISK OVERSIGHT

It is management's responsibility to assess and manage the various risks our company faces. It is the Board's responsibility to oversee management in this effort. The Audit Committee is responsible for administering the Board's oversight function, and seeks to understand our company's risk philosophy by having discussions with management to establish a mutual understanding of our company's overall appetite for risk. In exercising its oversight, the Audit Committee strives to effectively oversee our company's enterprise-wide and financial risk management in a way that balances managing risks while enhancing the long-term value of our company for the benefit of our shareholders. The Board understands that its focus on effective risk oversight is critical to setting our company's tone and culture towards effective risk management.

The Audit Committee maintains an active dialogue with management about existing risk management processes and how management identifies, assesses and manages our company's most significant risk exposures. The Audit Committee receives regular presentations from management of our businesses and functions about significant risks the respective business or function faces to assist the Audit Committee in evaluating Venator's risk assessment and risk management policies and practices.

We believe that the oversight function of the Board and these committees combined with its active dialogue with management about effective risk management provides our company with the appropriate framework to help ensure effective risk oversight.

DIRECTOR ATTENDANCE AT THE ANNUAL GENERAL MEETING OF SHAREHOLDERS

We believe that there are benefits to having members of the Board attend our annual general meetings of shareholders. From time to time, however, a member of the Board might have a compelling and legitimate reason for not attending an annual general meeting. As a result, the Board has decided that director attendance at our annual general meetings of shareholders should be strongly encouraged, but not required.

DIRECTOR QUALIFICATION STANDARDS AND DIVERSITY

The Governance Committee's minimum qualifications and specific qualities and skills required for directors are set forth in Section 1 of our Corporate Governance Guidelines, which are available on our website at www.venatorcorp.com. These Guidelines require that a majority of directors on the Board meet the criteria for independence required by the NYSE, and that each director functions consistent with the highest level of professional ethics and integrity. Each of our directors is expected to devote sufficient time and effort to learn the business of our company and the Board, to use his or her own unique skills and experiences to provide independent oversight to our business, to participate in a constructive and collegial manner, to exhibit a high level of commitment to our company and to exhibit independent thought and judgment. Although we do not have a separate diversity policy relating to the identification and evaluation of nominees for director, our Corporate Governance Guidelines require that the Governance Committee consider each candidate's background, ability, judgment, skills and experience in the context of the needs of the Board when evaluating director nominees. The Governance Committee believes it is important for Board members to possess skills and knowledge in the areas of leadership of large, complex organizations, finance, strategic planning, legal, government relations and relevant industries, especially the chemical industry. These considerations help the Board as a whole to have the appropriate mix of characteristics, skills and experiences for optimal functioning in its oversight of our company. As part of its periodic self-assessment process, the Governance Committee annually reviews and evaluates its performance, including the overall composition of the Board and the criteria that it uses for selecting nominees.

DIRECTOR NOMINATION PROCESS

The purpose and responsibilities of the Governance Committee, described in the committee's charter (available on our website at www.venatorcorp.com), include recommending to the Board nominees for election as directors. The Governance Committee's members are independent under the Board's Corporate Governance Guidelines and the NYSE standard. The Governance Committee identifies director candidates through a variety of means, including recommendations from other Board members and management. From time to time, the Governance Committee may use third-party search consultants to identify director candidates. The Governance Committee also welcomes shareholder recommendations for candidates for the Board. All

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shareholder recommendations must comply with the notice requirements contained in Article 46 of our Articles, which require, among other things, detailed information concerning the shareholder making the proposal (and the beneficial owner on whose behalf the proposal is made, if any), the name and address of the shareholder and specific information concerning such shareholder's interests in our company's securities, including derivative instruments. In addition, the notice must include the recommended candidate's name, biographical data, qualifications, details regarding any material monetary agreements between the shareholder and the proposed nominee, and a written questionnaire completed by the proposed nominee.

Our Articles are available on our website at www.venatorcorp.com in the "Investor Relations" section. We will also furnish copies of our Articles free of charge to any person who requests them. Requests for copies should be directed to the Corporate Secretary, Titanium House, Hanzard Drive, Wynyard, TS22 5FD, United Kingdom or to CorporateSecretary@venatorcorp.com. For additional information about shareholder nominations, including nominations for the 2019 annual general meeting of shareholders, see "Shareholder Proposals and Director Nominations for the 2019 Annual General Meeting."

From time to time, the Governance Committee may request additional information from the nominee or the shareholder. The Governance Committee uses the same process to screen all potential candidates, regardless of the source of the recommendation. The Governance Committee determines whether the candidate meets our minimum qualifications and specific qualities and skills for directors and whether requesting additional information or an interview is appropriate. Except as described under "Shareholder Proposals and Director Nominations for the 2019 Annual General Meeting," the procedures set forth in Article 46 of our Articles are the exclusive means for a shareholder to make director nominations or submit other proposals before an annual or special meeting of the shareholders.

SHAREHOLDER COMMUNICATIONS POLICY

Shareholders and other interested parties may communicate directly and confidentially with the Board, the non-management directors, the independent directors or the Lead Independent Director by sending a letter addressed to the intended recipients, c/o Corporate Secretary, Venator Materials PLC, Titanium House, Hanzard Drive, Wynyard, TS22 5FD, United Kingdom or by sending an e-mail specifying the intended recipients to CorporateSecretary@venatorcorp.com. The Corporate Secretary will review such communications and, if appropriate, forward them only to the intended recipients. Communications that do not relate to the responsibilities of the intended recipients as directors of Venator (such as communications that are commercial or frivolous in nature) will not be forwarded. In addition, communications that appear to be unduly hostile, intimidating, threatening, illegal or similarly inappropriate will not be forwarded. A copy of our Shareholder Communications Policy is available on our website at www.venatorcorp.com.

CORPORATE GOVERNANCE GUIDELINES

The Board has adopted Corporate Governance Guidelines, and the Governance Committee is responsible for implementing the guidelines and making recommendations to the Board concerning corporate governance matters. The guidelines are available on our website at www.venatorcorp.com. We will also furnish copies of the guidelines free of charge to any person who requests them. Requests for copies should be directed to the Corporate Secretary, Titanium House, Hanzard Drive, Wynyard, TS22 5FD, United Kingdom or to CorporateSecretary@venatorcorp.com.

Among other matters, the guidelines provide for the following:

•
membership on the Board is made up of a majority of independent directors who, at a minimum, meet the criteria for independence required by the NYSE;

•
each regularly scheduled Board meeting includes an executive session of the non-management directors;

•
the independent directors will meet in executive session at least once annually;

•
the Board and its committees each conduct an annual self-evaluation;

•
non-management directors are not permitted to serve as a director for more than three other public companies;

•
our Chief Executive Officer is not permitted to serve as a director for more than two other public companies;

•
directors are expected to attend all meetings of the Board and of the committees of which they are members;

•
directors not also serving as executive officers are required to offer their resignation effective at the next annual general meeting of shareholders upon reaching their 75th birthday (subject to certain exceptions);

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•
directors are required to offer their resignation upon a change in their principal occupation;

•
directors should function consistent with the highest level of professional ethics and integrity; and

•
to effectively discharge their oversight duties, directors have full and free access to our officers and employees.

FINANCIAL CODE OF ETHICS AND BUSINESS CONDUCT GUIDELINES

The Board has adopted a Financial Code of Ethics applicable to our Chief Executive Officer, Chief Financial Officer and Chief Accounting Officer or Controller. Among other matters, this code is designed to promote:

•
honest and ethical conduct;

•
avoidance of conflicts of interest;

•
full, fair, accurate, timely and understandable disclosure in reports and documents that we file with, or submit to, the SEC and in our other public communications;

•
compliance with applicable governmental laws and regulations and stock exchange rules;

•
prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

•
accountability for adherence to the code.

In addition, the Board has adopted Business Conduct Guidelines. The Board requires all directors, officers and employees to adhere to these guidelines in addressing the legal and ethical issues encountered in conducting their work. The Financial Code of Ethics and Business Conduct Guidelines are available on our website at www.venatorcorp.com. We will also furnish copies of the Financial Code of Ethics and Business Conduct Guidelines free of charge to any person who requests them. Requests for copies should be directed to the Corporate Secretary, Titanium House, Hanzard Drive, Wynyard, TS22 5FD, United Kingdom or to CorporateSecretary@venatorcorp.com. We intend to disclose any amendments to, or waivers from, our codes of ethics that apply to our principal executive officer, principle financial officer and/or controller on our website.

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PART 4	COMPENSATION DISCUSSION AND ANALYSIS

WE ASK THAT YOU VOTE TO APPROVE OUR SAY-ON-PAY PROPOSAL

At our Annual Meeting, our shareholders will have an opportunity to cast an advisory say-on-pay vote on the compensation paid to our NEOs. We ask that our shareholders vote to approve executive officer compensation. Please see "Proposal 2—Advisory Vote to Approve Named Executive Officer Compensation."

At our Annual Meeting, our shareholders will also have the opportunity to cast an advisory vote on the frequency of future say-on-pay votes, which will occur once every six years. Please see "Proposal 3—Advisory Vote to Approve Frequency of Advisory Votes on Named Executive Officer Compensation."

INTRODUCTION

On August 8, 2017, we completed the Separation of Venator from Huntsman and began operating as a stand-alone publicly traded company. This Compensation Discussion and Analysis, or CD&A, provides information regarding how we paid our executives beginning as of August 1, 2017, and following the Separation. This CD&A and the related compensation tables also necessarily include certain compensation decisions for 2017 made by Huntsman prior to the Separation.

This CD&A presents information for the following named executive officers, or "NEOs":

Name	Title

Simon Turner	President and Chief Executive Officer, also referred to as our "CEO"

Kurt D. Ogden	Senior Vice President and Chief Financial Officer

Russ R. Stolle	Senior Vice President, General Counsel, Chief Compliance Officer and Secretary

Mahomed Maiter	Senior Vice President, White Pigments

Jan Buberl	Vice President, Color Pigments and Timber Treatment

PERFORMANCE HIGHLIGHTS IN 2017

2017 was a successful year for our company. In addition to completing the Separation and successful initial and follow on offering of our shares, we had a significant increase in earnings and cash flows, and achieved greater adjusted EBITDA improvements from our Business Improvement Program than we had projected.

As described in more detail throughout this CD&A, one of the primary objectives of our executive compensation program is to align our executive officers' pay with our financial performance and the performance of our ordinary shares.

Our 2017 annual STIP award metrics comprised adjusted EBITDA, free cash flow, DIO, business improvement and zero harm targets, which together accounted for approximately 25% of the total compensation payable to each of our NEOs.

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Specific achievements in 2017 include the following:

•	Corporate adjusted EBITDA,(1) which is a key financial metric for our company and our shareholders, was $436 million, which exceeded our maximum goal by 40%.
•	Corporate free cash flow,(2) which has a significant impact on our liquidity, net debt and strategic planning, was $221 million, which significantly exceeded our maximum goal.
•	DIO, which measures our efficient use of working capital and drives free cash flow, was reduced by 3% on a yearly average basis, but missed our target goal.
•	Business improvement program,(3) which measures adjusted EBITDA improvements based upon our business improvement program, was $36 million, which exceeded our maximum goal by 44%.

(1)
Throughout this Proxy Statement, we refer to our EBITDA and adjusted EBITDA, which are non-GAAP financial measures. A presentation and reconciliation to the most directly comparable GAAP financial measures is contained on pages 57-58 of the 10-K. Adjusted EBITDA has been further adjusted to exclude certain items such as corporate allocations from Huntsman of $40 million in the first half of 2017. This adjustment had no impact on STIP awards, because our 2017 adjusted EBITDA performance exceeds our maximum goal without the adjustment.

(2)
Throughout this Proxy Statement, we refer to free cash flow, which is a non-GAAP financial measure. See Appendix B for additional information regarding free cash flow and a reconciliation to cash flow. The free cash flow figure reported here was the preliminary estimate available to and used by the Compensation Committee at the time it conducted its 2017 STIP award review and was not subsequently refined because both free cash flow results significantly exceeded our maximum goal and it would not have affected the amount paid .

(3)
Adjusted EBITDA improvements based on our Business Improvement Program for 2017 differ from publicly reported numbers due to internal adjustments made to the timing and amounts included for purposes of the STIP award.

OBJECTIVES OF VENATOR'S EXECUTIVE COMPENSATION PROGRAM

The primary objective of our executive compensation program is shareholder value creation. In support of this objective, our executive compensation program is designed to: (i) align pay with performance; (ii) attract, motivate and retain executives critical to our long-term success by providing a competitive compensation structure; (iii) align our executives' interests with those of our shareholders; (iv) encourage long-term focus; and (v) discourage excessive risk-taking. The chart below indicates the key features of our executive compensation program and how they align with our objectives. Venator adopted or continued many of the compensation decisions and policies originally set by Huntsman to ensure an orderly transition following the Separation. Because Venator's Compensation Committee was not formed at the time 2017 compensation was initially set, many of the decisions impacting 2017 compensation were made by Huntsman and were based on Huntsman's compensation design and objectives.

Compensation Feature	Aligns Pay With Performance	Supports a Competitive Compensation Structure	Aligns Executives and Shareholders' Interests	Encourages Long-Term Focus	Balances Short-Term and Long-Term Risk-Taking

Salary		✓
Annual STIP Award	✓	✓	✓		✓
Restricted Stock Units	✓	✓	✓	✓	✓
Stock Options	✓	✓	✓	✓	✓
Perquisites		✓
Health Benefits, Retirement Plans and Severance Arrangements		✓
Compensation-related policies:
• Clawback Policy			✓		✓
• Stock Ownership Guidelines			✓	✓	✓
• Insider Trading/Anti-Hedging Policy			✓		✓

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ELEMENTS OF VENATOR'S EXECUTIVE COMPENSATION PROGRAM

Additional information about our executive compensation program is provided below, along with a discussion of how various compensation elements align with our compensation objectives.

TOTAL DIRECT COMPENSATION

We provide our executive officers with a mix of pay that reflects our belief that executive officers should have elements of their compensation tied to both short- and long-term performance. The Compensation Committee strives to align the relative proportion of each element of total direct compensation with the competitive market and our objectives, as well as to preserve the flexibility to respond to the continually changing global environment in which we operate. While the Compensation Committee reviews the competitiveness of each NEO's total direct compensation, it does not target specific percentiles among peer companies when setting compensation levels. Rather, the Committee considers peer group data as a significant factor in setting pay levels and amounts while also taking into consideration each executive's individual performance, level of responsibility, knowledge, time in the position, experience and internal equity among executives with similar experience and job responsibilities.

Generally, as employees move to higher levels of responsibility with greater ability to influence our financial results, the percentage of performance-based pay will increase. Total direct compensation received by our NEOs comprises the following elements:

Compensation Element		Description and Purpose of the Element

	Base Salary	Fixed portion of total compensation. Generally reflects the officer's responsibilities, tenure, job performance, special circumstances (such as overseas assignments) and the market for the executive's services.

Annual Cash Compensation	Short-Term Incentive Plan Award	Payment of the cash-based STIP award depends on performance against pre-established annual goals and may include a subjective evaluation of individual performance including success in areas significant to us as a whole or to a particular business unit or function.

Long-Term Equity-Based	Restricted Stock Units	Supports a long-term focus by executives, as the value is tied to the price of our ordinary shares over time. Also provides a strong retention incentive by vesting over a three-year period.

Compensation	Stock Options	The ten-year exercise period of options creates a long-term interest in maximizing stock price appreciation and discourages profit-taking by executives in the short term. Also provides a strong retention incentive by vesting over a three-year period.

A detailed discussion of 2017 total target direct compensation awarded to our NEOs and graphical illustrations of the proportionate amount of performance-based compensation, is set forth below in "—2017 Executive Compensation Decisions."

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OTHER ELEMENTS OF COMPENSATION

In addition to the elements of total target direct compensation described above, our executive compensation program includes other elements of compensation that are designed primarily to attract, motivate and retain executives critical to our long-term success and to provide a competitive compensation structure overall.

Element	Description and Purpose of the Element

Health and Welfare Benefits	We provide our NEOs with health and welfare benefits that are intended to be part of a competitive total compensation package with benefits comparable to those provided to employees and executives at other companies in the chemical industry and the general market. Our NEOs participate in our health and welfare programs on the same basis as our other employees.
Retirement and Savings Plans	We provide our NEOs with retirement and savings plan benefits that are intended to be part of a competitive total compensation package with benefits comparable to those provided to employees and executives at other companies in the chemical industry and the general market. Employees in foreign jurisdictions participate in the retirement and savings plans mandated by applicable law. We also provide executive officers in the U.S. the opportunity to participate in defined contribution savings plans, such as our salary deferral plan (the "401(k) Plan"), and a supplemental deferred compensation plan. However, we have determined not to establish a pension plan for our U.S. employees.
Prior to the Separation, Huntsman provided certain defined benefit pension plans to our eligible employees, and our employees were allowed to retain their accounts in those Huntsman plans following the Separation. Huntsman sponsored the Tioxide Pension Fund and the Huntsman Global Pension Scheme, which were each available to our U.K. employees. We continue to maintain the Tioxide Pension Fund following the Separation, and the Global Pension Scheme was transferred to us at the beginning of 2018.
For an explanation of the major features of our retirement and savings plans and the other amounts payable to our NEOs, see "Executive Compensation—Pension Benefits in 2017" and "—Nonqualified Deferred Compensation in 2017."
Perquisites
We provide additional compensation to our NEOs in the form of perquisites for the convenience of executives in meeting the demands of their positions comparable to those provided to executives at other companies in the chemical industry and the general market. The Compensation Committee reviews our policies with respect to perquisites and considers whether and to what extent it may be appropriate for our NEOs to reimburse our company for perquisites.
For a description of these perquisites and the amounts paid to our NEOs in 2017, see "Executive Compensation—2017 Summary Compensation Table" and "—Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table."
Severance Arrangements	We provide payments and benefits to our executive officers upon certain severance events through the Amended and Restated Executive Severance Plan (the "Executive Severance Plan"). These arrangements are designed to provide protection to our executive officers who are primarily tasked with the management of our overall operations and business strategy. We believe these arrangements are in line with competitive market practices.

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2017 EXECUTIVE COMPENSATION DECISIONS

Prior to the Separation, all compensation decisions including those made with respect to 2017 pay levels for Venator's NEOs were made by Huntsman and its compensation committee, as appropriate. The Venator Compensation Committee assumed this responsibility as of August 1, 2017. Certain modifications were made by Huntsman to the target direct compensation of our NEOs during 2017 to reflect changes in their positions and duties in connection with and following the Separation. Going forward, we intend to structure the compensation of our executives to provide a total compensation package that is similar to the total compensation package provided to executives holding comparable positions or having similar qualifications at our Proxy Peers and other comparable companies (each as described below under "—How We Determine Executive Compensation").

2017 BASE SALARY

Base salaries for our NEOs are intended to reflect the scope of their responsibilities, performance, skills and experience as well as competitive market practices. The 2017 base salaries for our NEOs were set by Huntsman's compensation committee and were unchanged during 2017 by our Compensation Committee following the Separation. Base salaries for our NEOs at the time of the Separation were as follows:

Officer	2017 Base Salary (in U.S. Dollars)(1)

Simon Turner(2)	$850,000

Kurt D. Ogden	$500,000

Russ R. Stolle	$430,000

Mahomed Maiter(2)	$400,601

Jan Buberl	$375,134

(1)
Base salaries were set by Huntsman's compensation committee prior to the Separation and were effective as of July 1, 2017 (other than for Mr. Buberl, whose base salary was not changed in connection with the Separation.) Huntsman determined to increase these base salaries from the levels that were set in the first quarter of 2017 for all NEOs (other than Mr. Buberl) in order to compensate these NEOs for the additional duties that were required of them in connection with and following the Separation.

(2)
Mr. Turner's base salary in GBP is £657,764 and Mr. Maiter's base salary in GBP is £310,000. The values for Messrs. Turner and Maiter in 2017 have been converted using an exchange rate of 1 GBP to 1.29226 USD, being the exchange rate as of July 1, 2017 when Mr. Turner's GBP salary was established.

2017 ANNUAL SHORT-TERM INCENTIVE PLAN

Our annual STIP awards are designed to reward our executive officers for achievement of annual performance goals set by the Compensation Committee. As described in more detail below, in its review of 2017 performance, the Compensation Committee took into account both pre and post-Separation performance of our company and the NEOs and paid STIP awards based on full year 2017 results (both as the Pigments and Additives business of Huntsman and as a stand-alone company).

2017 Performance Measures and Goals.    The Compensation Committee selects financial and strategic performance measures that must be achieved for payment of individual STIP awards. The Compensation Committee selects performance measures that are important to our operations and contribute to the creation of shareholder value. The following table provides detail regarding the selected performance measures for the 2017 annual STIP awards, all of which were established by

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Huntsman's compensation committee and ratified by our Compensation Committee (other than the Business Improvement Program criteria, which was included by our Compensation Committee in connection with the Separation):

Performance Measure	What It Is	Why We Use It

Corporate adjusted EBITDA(1)	An indicator of general economic performance that is not affected by debt restructurings, fluctuations in interest rates or effective tax rates, or levels of depreciation and amortization.	Primary metric by which our shareholders measure our financial performance, thus aligning the interests of management with the interests of our shareholders.
Corporate free cash flow(2)	Cash from operating and investing activities, as defined on our US GAAP cash flow statements, before cash used or received from acquisition and disposition activities and separation costs.	Important measure of the financial performance of our company and has a significant impact on our strategic planning, liquidity and the ability to reduce our leverage through cash repayments on outstanding debt.
Corporate days inventory outstanding ("DIO")	An indicator of the number of days on average our company holds inventory. Comparisons to prior years are to the Pigments and Additives business of Huntsman.	Reducing the average days of inventory outstanding measures our efficient use of working capital, which directly impacts free cash flow.
Business Improvement Program	Programs undertaken by our company to improve operational efficiency, optimize product mix and reduce fix costs.	Operational efficiency is important to providing improvements to our financial performance.
EHS compliance	A measure of compliance with injury reduction and process safety objectives.	Discourages risk-taking for short-term profits to the detriment of the well-being of our employees and the communities in which we operate as well as the long-term interests of our shareholders.

(1)
Corporate adjusted EBITDA is calculated by eliminating the following from EBITDA: (a) business acquisition and integration expenses; (b) separation (gain) expense, net; (c) U.S. income tax reform; (d) (gain) loss on disposition of businesses/assets; (e) net income of discontinued operations, net of tax; (f) certain legal settlements and related expenses; (g) amortization of pension and postretirement actuarial losses; (h) net plant incident (credits) costs; and (i) restructuring, impairment and plant closing and transition costs.

(2)
Free cash flow is calculated as cash flows provided by operating activities and used in investing activities, excluding acquisition and disposition activities.

The Compensation Committee also established threshold, target and maximum performance goals for each of the financial performance measures relevant to our NEOs.

	2017(1)

Performance Measure	Threshold Goal	Target Goal	Maximum Goal

Corporate adjusted EBITDA	$156.3	$250.0	$312.5

Corporate free cash flow	$31.9	$55.8	$71.7

Corporate DIO	–2%	5.5%	9.4%

Business improvements	$15.0	$17.0	$25.0

(1)
Amounts are expressed in millions other than corporate DIO, which is expressed as a percentage improvement.

Targets are set at aggressive levels requiring significant effort to achieve. Achievement levels between threshold and target result in payouts from 0% to 100% of target awards. Achievement levels between target and maximum result in payouts from 100% to 200% of target awards for all NEOs, other than Mr. Buberl, who may receive 100% to 150% of target awards. If we achieve corporate adjusted EBITDA of less than 85% of target, the payout for all other components may be capped at target. If corporate adjusted EBITDA is less than 75% of target, the threshold goal, then payment of any other component of the award would be at the discretion of our CEO and the Compensation Committee. The Compensation Committee believes that requiring that a minimum adjusted EBITDA threshold be met to receive any payment with respect to the annual STIP awards both aligns executives' interests with those of shareholders and prevents excessive annual STIP award payments in times when our financial performance fails to meet our expectations.

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2017 Annual STIP Award Design.    The Compensation Committee establishes target annual STIP award levels for the NEOs set as a percentage of their base salaries. The following table summarizes the target and maximum annual STIP award levels, performance measures and corresponding weightings for each of our NEOs for 2017. Since Messrs. Turner, Ogden, Stolle and Maiter performed different roles for Huntsman during the first half of the year, the Huntsman compensation committee set the target award levels detailed in the table below prior to July 1, 2017, and our Compensation Committee adjusted these target award levels for July 1, 2017 forward.

Officer	Target % of Base Salary (1/1/2017-6/30/17)	Maximum % of Base Salary (1/1/2017-6/30/17)	Target % of Base Salary (7/1/2017-12/31/17)	Maximum % of Base Salary (7/1/2017-12/31/17)	Performance Measures	Weightings

Simon Turner	70%	140%	100%	200%	Corporate adjusted EBITDA	30%
					Corporate free cash flow	20%
					Corporate DIO	10%
					Business Improvement Program	20%
					EHS Compliance	20%

Kurt D. Ogden	50%	75%	70%	140%	Corporate adjusted EBITDA	30%
					Corporate free cash flow	20%
					Corporate DIO	10%
					Business Improvement Program	20%
					EHS Compliance	20%

Russ R. Stolle	50%	100%	70%	140%	Corporate adjusted EBITDA	30%
					Corporate free cash flow	20%
					Corporate DIO	10%
					Business Improvement Program	20%
					EHS Compliance	20%

Mahomed Maiter	40%	60%	70%	140%	Corporate adjusted EBITDA	30%
					Corporate free cash flow	20%
					Corporate DIO	10%
					Business Improvement Program	20%
					EHS Compliance	20%

Jan Buberl	40%	60%	40%	60%	Corporate adjusted EBITDA	30%
					Corporate free cash flow	20%
					Corporate DIO	10%
					Business Improvement Program	20%
					EHS Compliance	20%

The target and maximum STIP award guideline amounts for the NEOs were set to generally align with competitive levels relative to comparable executive positions at our Proxy Peers and other chemical and general industrial companies. Potential payouts of individual annual STIP awards depend upon both company performance and individual contributions to our success, with the target and maximum award amounts serving as guidelines for ultimate payouts.

2017 Financial Performance.    The 2017 targets were designed to require significant effort to achieve, yet to be realistic enough to incentivize our executive officers' performance. For 2017, actual performance and performance as a percentage of targets were as follows:

Performance Criteria	2017 Results(1)	Earned Payout as a % of Target (200% max)	Earned Payout as a % of Target (150% max)

Corporate adjusted EBITDA	$436	60%	45%

Corporate free cash flow	$221	40%	30%

Corporate DIO	3%	6.6%	6.6%

Business Improvement Program	$36	40%	30%

(1)
Amounts are expressed in millions other than corporate DIO, which is expressed as a percentage improvement.

2017 EHS Compliance Performance.    The EHS compliance objectives were as follows:

Performance Measure	How Measured	Weighting

Process safety objective	Company-wide achievement of process safety objectives	10%
Total Recordable Injury Rate	Company-wide achievement of injury reduction objectives	10%

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For the NEOs, these zero harm objectives were achieved at target for process safety objectives and below the minimum threshold for the injury reduction objective. Notwithstanding achievement of the process safety objectives the Compensation Committee exercised negative discretion in not paying out this portion of the STIP award to each of our NEOs due to the magnitude of the incident at our Pori, Finland, manufacturing facility on January 30, 2017.

2017 Annual STIP Awards.    Based on the results discussed above, the Compensation Committee awarded the following annual STIP awards:

Officer	% of 12/31/17 Base Salary	STIP Award Earned

Simon Turner(1)	125%	$1,059,333

Kurt D. Ogden	79%	$396,110

Russ R. Stolle	88%	$378,280

Mahomed Maiter(1)	74%	$295,006

Jan Buberl	45%	$167,490

(1)
Mr. Turner's STIP award was £819,752 and Mr. Maiter's STIP award was £228,287. The values for Messrs. Turner and Maiter in 2017 have been converted using an exchange rate of 1 GBP to 1.29226 USD, being the exchange rate as of July 1, 2017 when Mr. Turner's GBP salary was established.

LONG-TERM EQUITY COMPENSATION

Prior to the Separation, the Huntsman compensation committee determined and approved the approach for handling the conversion of unvested equity held by Venator's NEOs. The employee matters agreement between Huntsman and Venator set forth the treatment of outstanding Huntsman equity compensation awards held by transferred employees and the conversion of certain Huntsman equity awards to Venator equity awards. Pursuant to the terms of the employee matters agreement, following the Separation, we granted option awards (replacing outstanding unvested Huntsman options) and restricted stock units (replacing outstanding unvested Huntsman phantom shares, outstanding unvested Huntsman restricted stock units, outstanding unvested Huntsman restricted stock and outstanding unvested performance share units) to our NEOs; in each case determined by multiplying the number of outstanding unvested Huntsman equity awards by a ratio of 1.3296, which was determined by dividing (i) the volume weighted average price ("VWAP") of Huntsman common stock for a ten (10) trading day period, starting with the opening of trading on the eleventh (11th) trading day prior to the listing of Venator ordinary shares to the closing of trading on the last trading day prior to the listing of Venator ordinary shares by (ii) the VWAP of our ordinary shares for a ten (10) trading day period, starting with the opening of trading on the first (1st) trading day following the listing of Venator ordinary shares to the closing of trading on the tenth (10th) trading day following the listing of Venator ordinary shares. With respect to the converted stock options, the exercise price was adjusted by dividing the original exercise price of the outstanding Huntsman award by the same ratio of 1.3296. All converted equity awards held by our NEOs retain the same terms and conditions, including vesting and expiration terms, as the original Huntsman awards. Huntsman stock options that were vested yet unexercised were not converted to our securities and our NEOs may hold certain Huntsman stock options that continue to be governed by the Huntsman equity incentive compensation plan and are not reflected within our compensation disclosures.

Following the Separation, our Compensation Committee approved supplemental equity awards to certain of our NEOs to reflect the increased level of responsibilities assumed by each of them in connection with their new and expanded roles in a stand-alone, publicly-traded company. These awards comprised a mix of stock options (50% value) and restricted stock units (50% value). Taking into consideration the combined value of the Huntsman grants and post-Separation Venator grants, our Compensation Committee targeted long-term equity compensation awards at levels intended to competitively position total target direct compensation of each executive officer with competitive benchmark levels. The targeted award amounts of the post-Separation awards were converted to a number of shares based on the grant date fair value of the respective awards:

Officer	Target Award Amounts	Stock Options	Restricted Stock Units	Total Shares

Simon Turner	$800,000	41,494	17,521	59,015

Kurt D. Ogden	$250,000	12,967	5,475	18,442

Russ R. Stolle	$200,000	10,373	4,380	14,753

Mahomed Maiter	$175,000	9,077	3,833	12,910

The restricted stock units and stock option awards granted in 2017 are subject to a three-year ratable annual vesting schedule that requires service for a continuous three-year period to become fully vested.

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Additional details regarding these 2017 grants are provided under "Executive Compensation—Grants of Plan-Based Awards in 2017" below. None of the awards granted in 2017 provide for automatic accelerated vesting upon termination of employment or the occurrence of a change of control. See "Executive Compensation—Potential Payments upon Termination or Change in Control" below for more information.

SPECIAL TRANSACTION BONUSES

On September 11, 2017, the Board approved transaction bonuses to be paid to Mr. Turner, in the amount of $500,000 (which we converted to $491,802 in the 2017 Summary Compensation Table to maintain consistent conversion rates), and Messrs. Ogden and Stolle, each in the amount of $400,000, in recognition of their significant contributions to our company in connection with the Separation and the initial public offering of our ordinary shares.

HOW WE DETERMINE EXECUTIVE COMPENSATION

Under the direction of the Compensation Committee and in coordination with the Compensation Committee's compensation consultant, our CEO and our Senior Vice President and General Counsel will coordinate the annual review of the executive compensation program. This review will include an evaluation of our performance, corporate goals and objectives relevant to compensation, and compensation payable under various circumstances, including upon retirement or a change of control. In making its decisions regarding each executive officer's compensation, our Compensation Committee will consider the nature and scope of all elements of the executive's total compensation package, the executive's responsibilities and his or her effectiveness in supporting our key strategic, operational and financial goals. This review will include an evaluation of each executive officer's historical pay and career development, individual and corporate performance, competitive practices and trends and other compensation issues.

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ROLES OF THE COMPENSATION COMMITTEE, EXECUTIVE MANAGEMENT AND THE COMPENSATION CONSULTANT

To the extent applicable following the Separation, our Compensation Committee, executive management and Meridian worked together to make the limited compensation decisions that were applicable to our NEOs following the Separation. On a going forward basis, the Compensation Committee, executive management and Meridian will each play a key role in the Compensation Committee's annual review, evaluation and approval of our executive compensation programs, as detailed below.

Compensation Committee	• Articulates our compensation philosophy, establishes our executive compensation program and implements policies and plans covering our executive officers.
• Reviews, evaluates and approves the compensation structure and level for all of our executive officers.

•

Reviews each element of compensation annually for our CEO and makes recommendations for approval by the independent members of the Board (including those members who serve on the Compensation Committee).

•

Evaluates each executive officer's performance, including through reports from other members of executive management (other than with respect to our CEO) and, in many cases, makes personal observations in determining individual compensation decisions.

Executive Management	• Our CEO articulates our strategic direction and works with the Compensation Committee to identify and set appropriate targets for executives officers (other than himself).

•

Our CEO is assisted by our Senior Vice President and General Counsel, who provides advice on the design and development of our compensation programs, the interpretation of compensation data and the effects of adjustments and modifications to our compensation programs.

• Our CEO makes recommendations to the Compensation Committee regarding each element of compensation for each of our executive officers (other than the CEO).
• Our CEO also provides the Compensation Committee with his evaluation with respect to each executive officer's performance (other than the performance of himself) during the prior year.
• Our finance, human resources and legal departments also assist our CEO by advising on various considerations relevant to these programs.
Compensation Consultant

•

Advises the Compensation Committee in its oversight role, advises executive management in the executive compensation design process and provides independent compensation data and analysis to facilitate the annual review of our compensation programs.

• Evaluates levels of executive officer and director compensation as compared to general market compensation data and peer data (as discussed below).

•

Evaluates proposed compensation programs or changes to existing programs, providing information on current executive compensation trends and updates on applicable legislative, technical and governance matters.

CONSIDERATION OF PEER COMPENSATION

To assist in its determination of the 2017 target total direct compensation levels for our executive officers, the Huntsman compensation committee considered information included in a compensation peer review prepared by Meridian. The peer review provided competitive market data for each element of compensation, as well as information regarding incentive plan designs and pay practices for executives in similar positions among a selected peer group of companies for Huntsman. Following the Separation, our Compensation Committee also engaged Meridian to conduct a similar review process for Venator and to create an appropriate peer group for Venator (the "Proxy Peers"). Information in the market review served as a reference in the Compensation Committee's overall assessment of the competitiveness of our executive compensation program.

The Proxy Peers are representative of the companies against whom we compete in the global chemical industry for business opportunities and executive talent. Criteria used to select the Proxy Peer companies include financial measures (i.e., revenue,

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market capitalization, net income) and the industry segment in which we operate (i.e., chemical products). For the market comparison review for 2017, our Proxy Peers comprised the following 18 companies:

• A. Schulman Inc.	• Chemtura Corp.	• Olin Corp.
• Albemarle Corp.	• Ferro Corp.	• Polyone Corp.
• Ashland Global Holdings Inc.	• FMC Corp.	• RPM International Inc.
• Cabot Corp.	• GCP Applied Technologies Inc.	• Tronox Ltd.
• Celanese Corp.	• Koppers Holdings Inc.	• Valspar Corp.
• Chemours Co.	• Kronos Worldwide Inc.	• WR Grace & Co.

For 2018 compensation benchmarking, the Venator Compensation Committee made changes to the peer group to better reflect certain aspects of our company. First, the Compensation Committee considered publicly-traded companies in the chemical industry and related industries against whom we compete for business opportunities and executive talent. This includes companies based in the United States, the United Kingdom and Europe. Second, the Compensation Committee considered other U.K. companies with primary listings on the NYSE, as they believed that this group of uniquely situated companies also would contribute to a meaningful benchmark for executive compensation because we face the same governance framework and related issues. The resulting peer group for 2018 comprises the following 19 companies:

• Albemarle Corp.	• Croda International plc	• RPM International Inc.
• Ashland Global Holdings Inc.	• Ensco plc	• Sika AG
• Axalta Coating Systems Ltd.	• Ferro Corp.	• Tronox Ltd.
• Cabot Corp.	• Johnson Mathey plc	• Wacker Chemie AG
• Celanese Corp.	• Lonza Group AG	• WR Grace & Co.
• Chemours Co.	• Mallinckrodt plc
• Chemtura Corp.	• Noble Corporation plc

As a supplement to competitive market data from the Proxy Peers, and to assess benchmark data for positions in which pay information of third parties is not publicly disclosed, the Compensation Committee also considered competitive market data across a broader group of chemical and general industrial companies. The primary source of these data is the Aon New Bridge Street Compensation Database. The Compensation Committee considers competitive ranges among our Proxy Peers and the broader industry groups, and does not use the benchmark data to target specific percentiles within these groups.

Our Compensation Committee believes the combination of these perspectives and points of reference offers an appropriate basis for assessing the competitiveness of the compensation for our NEOs.

INDEPENDENCE OF COMPENSATION ADVISERS

Prior to the Separation, Huntsman used Meridian to assist on executive compensation matters related to Venator's NEOs. In September 2017, the Venator Compensation Committee directly engaged Meridian as its independent executive compensation consultant. Meridian is an independent compensation consulting firm and does not provide any services to us outside of matters pertaining to executive officer and director compensation. Meridian reports directly to the Compensation Committee, which is responsible for determining the scope of services performed by Meridian and the directions given to Meridian regarding the performance of such services. Meridian attends Compensation Committee meetings as requested by the Compensation Committee.

The Compensation Committee determined that the services provided by Meridian to the Compensation Committee during 2017 did not give rise to any conflicts of interest. The Compensation Committee made this determination by assessing the independence of Meridian under the six independence factors adopted by the SEC and incorporated into the NYSE Corporate Governance Listing Standards. Further, in making this assessment, the Compensation Committee considered Meridian's written correspondence to the Compensation Committee that affirmed the independence of Meridian and the partners, consultants and employees who provide services to the Compensation Committee on executive and director compensation matters.

The Compensation Committee has on occasion, through management, sought the advice of Vinson & Elkins LLP, a law firm that represents and receives fees from our company with respect to legal services provided in other areas. Based on a letter from Vinson & Elkins assessing their independence under the six independence factors adopted by the SEC and incorporated into the NYSE Corporate Governance Listing Standards, the Compensation Committee determined that the services provided by Vinson & Elkins to the Compensation Committee during 2017 also did not give rise to any conflicts of interest.

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COMPENSATION POLICIES AND PRACTICES

SHARE OWNERSHIP GUIDELINES

On November 15, 2017, the Board adopted Director and Executive Share Ownership Guidelines (the "Guidelines") to more closely align our directors' and executives' interests with our shareholders' interests and to encourage directors and executives to make decisions that will be in our long-term best interests—through all industry cycles and market conditions. The Guidelines require directors and executive officers to achieve and maintain ownership of our shares equal to five times base salary for the CEO, three times base salary for all other executive officers and five times the annual cash retainer for directors. The share ownership requirement is based on the participant's base salary or annual retainer (as applicable) and the closing share price on June 30 of each calendar year (the "Measurement Date"). Participants have five years from each participant's initial Measurement Date to achieve the ownership requirement.

During any year in which a participant is not in compliance with the ownership requirement, he or she is required to retain at least 50% of net shares delivered through Venator's stock incentive plans ("net shares" means the shares remaining after deducting shares for the payment of taxes and, in the case of stock options, after deducting shares for payment of the exercise price of stock options). Any shares acquired by a participant prior to becoming subject to the Guidelines are not subject to the retention restriction. There are exceptions to the retention requirement for estate planning, gifts to charity, education and a participant's primary residence. In addition, hardship exemptions may be made in rare instances. A copy of the Guidelines is available on our website at www.venatorcorp.com.

CLAWBACK POLICY

In February 2018, the Compensation Committee adopted an Incentive Repayment (Clawback) Policy for executive officers. Under this policy, subject to certain exceptions, our company may recover performance-based compensation that was based on achievement of quantitative performance targets if an executive officer engaged in fraud or intentional illegal conduct resulting in a financial restatement.

PROHIBITED TRANSACTIONS

Our Insider Trading Policy includes trading restrictions, which prohibit employees, directors and related persons from engaging in short-term, hedging or speculative transactions in our securities. Such persons may not execute transactions in short sales, options, such as puts and calls, or any other derivative securities or margin accounts. In addition, while we do not prohibit pledging shares, persons subject to the policy are required to exercise caution when holding securities in a margin account where such securities could be pledged as collateral.

COMPENSATION POLICIES AND PRACTICES AS THEY RELATE TO RISK MANAGEMENT

The Compensation Committee believes that our compensation programs are appropriately designed to provide a level of incentives that does not encourage our executive officers and employees to take unnecessary risks in managing their respective business divisions or functions and in carrying out their employment responsibilities. As discussed above, a substantial portion of our executive officers' compensation is performance-based, consistent with our approach to executive compensation. Our annual STIP award program is designed to reward annual financial and/or strategic performance in areas considered critical to our short and long-term success and features a cap on the maximum amount that can be earned in any single year. In addition, we measure performance in many areas other than company profit, such as environmental, health and safety goals, cost-saving initiatives and corporate compliance, to determine an executive's annual STIP award. We believe this discourages risk-taking for short-term profits at the detriment of the long-term interests of our company. Likewise, our LTIP awards are directly aligned with long-term shareholder interests through their link to our stock price and multi-year ratable vesting schedules. Our executive share ownership guidelines further provide a long-term focus by requiring our executives to personally hold significant levels of our stock. In addition, we implemented a clawback policy to discourage risk-taking that focuses excessively on short-term financial performance. The Compensation Committee believes that the various elements of our executive compensation program sufficiently incentivize our executives to act based on the sustained long-term growth and performance of our company.

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ACCOUNTING AND TAX TREATMENT OF THE ELEMENTS OF COMPENSATION

We account for stock-based awards, including stock options and restricted stock unit awards, in accordance with FASB ASC Topic 718 (formerly Statement of Financial Accounting Standards No. 123R).

The financial reporting and income tax consequences to us of individual compensation elements are important considerations for the Compensation Committee when it is analyzing the overall level of compensation and the mix of compensation among individual elements. Overall, the Compensation Committee seeks to balance its objective of ensuring an effective compensation package for the NEOs with the desire to maximize the immediate deductibility of compensation—while ensuring an appropriate and transparent impact on reported earnings and other closely followed financial measures.

Section 162(m) of the United States Internal Revenue Code imposes a $1 million limit on the amount that a publicly-traded corporation may deduct for compensation paid to a "covered employee," which, during the 2017 year, was defined as the Chief Executive Officer or one of the company's other three most highly compensated executives (other than the Chief Financial Officer) who was employed on the last day of the year. "Performance-based compensation," as defined under Internal Revenue Service ("IRS") rules and regulations, was excluded from this $1 million limitation. Our compensation programs are structured to support organizational goals and priorities and stockholder interests. In making compensation decisions for 2017, the Huntsman compensation committee and our Compensation Committee considered the implications of Section 162(m) of the Internal Revenue Code.

The Tax Reform and Jobs Act of 2017 (the "Act") eliminated the ability of companies to rely on the "performance-based" compensation exception under Section 162(m) and the $1 million limitation on deductibility generally was expanded to include all named executive officers (including the principal financial officer). As a result, beginning in 2018, we will no longer be able to take a deduction for any compensation paid to our named executive officers in excess of $1 million unless the compensation originally qualified for the "performance-based" compensation exception and qualifies for transition relief applicable to certain arrangements in place on November 2, 2017. Despite the committee's efforts to structure the executive compensation in a manner intended to be exempt from Section 162(m) and therefore not subject to its deduction limits, because of ambiguities and uncertainties as to the application and interpretation of Section 162(m) and the regulations issued thereunder as amended by the Act, including the uncertain scope of the transition relief under the Act, no assurance can be given that compensation intended to satisfy the requirements for exemption from Section 162(m) in fact will apply. Further, the committee reserves the right to modify compensation that was initially intended to be exempt from Section 162(m) if it determines that such modifications are consistent with Venator's business needs.

In general, our philosophy is to seek to preserve the tax deductibility of executive compensation only to the extent practicable and consistent with our overall compensation philosophies. We do not make compensation determinations based on the accounting treatment of any particular type of award.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed Venator Materials PLC's Compensation Discussion and Analysis for the fiscal year ended December 31, 2017, as set forth above, with Venator's management. Based on this review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

COMPENSATION COMMITTEE,

Daniele Ferrari, Chair
Kathy D. Patrick
Sir Robert J. Margetts

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PART 5	EXECUTIVE COMPENSATION

2017 SUMMARY COMPENSATION TABLE

The following table details compensation earned in the year ended 2017 by our NEOs beginning on August 1, 2017 in connection with the Separation. The table also provides compensation paid to or earned by Simon Turner, our President and CEO under Huntsman's compensation programs and plans for the years ended December 31, 2016 and 2015 as previously reported in our Registration Statement on Form S-1. Our compensation policies are discussed in "Compensation Discussion and Analysis" above.

Name and Principal Position	Year	Salary(1)	Bonus(2)	Stock Awards(3)	Option Awards(4)	Non- Equity Incentive Plan Compensation(5)	Change in Pension Value and Non- Qualified Deferred Compensation(6)	All Other Compensation(7)	Total

Simon Turner	2017	$354,167	$491,802	$429,930	$517,509	$1,059,333	$4,456,623	$66,007	$7,375,371
President and Chief Executive	2016	$517,419	—	$420,000	$179,999	$541,785	$2,420,323	$111,052	$4,190,578
Officer	2015	$544,616	—	$595,003	$255,001	$843,613	$1,181,977	$107,519	$3,527,729

Kurt D. Ogden	2017	$299,783	$400,000	$125,000	$180,558	$396,110	$259	$380,509	$1,782,219
Senior Vice President and Chief Financial Officer

Russ R. Stolle	2017	$231,037	$400,000	$100,000	$164,314	$378,280	—	$306,281	$1,579,912
Senior Vice President, General Counsel, Chief Compliance Officer & Secretary

Mahomed Maiter	2017	$166,917	—	$87,500	$134,528	$303,018	$2,409	$40,270	$734,642
Senior Vice President, White Pigments

Jan Buberl	2017	$156,306	—	—	$47,028	$167,490	—	—	$370,824
Vice President, Color Pigments

(1)
Salary has been prorated for 2017 and reflects only that portion earned beginning August 1, 2017.

(2)
Represent amounts paid in recognition of the applicable NEO's contributions to our company in connection with the Separation and transactions with respect to the initial public offering of our ordinary shares. see "—2017 Executive Compensation Decisions—Special Transaction Bonuses."

(3)
This column reflects the aggregate grant date fair value of awards of restricted stock units for each NEO computed in accordance with FASB ASC Topic 718, disregarding the estimate of forfeitures. For purposes of restricted stock unit awards, fair value is calculated using the closing price of our stock on the date of grant. For information on the valuation assumptions with regard to stock awards, refer to the notes to our financial statements in our annual report on Form 10-K for the applicable year ended 2017, as filed with the SEC. These amounts reflect the fair value of the reported awards on the date of grant and may not correspond to the actual value that will be recognized by the NEOs.

(3)
This column reflects the aggregate grant date fair value of stock options computed in accordance with FASB ASC Topic 718, disregarding the estimate of forfeitures. The fair value of each stock option award is determined on the date of the grant using the Black-Scholes valuation model. For information on the valuation assumptions regarding option awards, refer to the notes to our financial statements in our 2017 10-K.

(4)
This column reflects the annual STIP awards that were earned for the full year 2017 and paid during the first quarter of 2018. Awards were paid by Venator for the full 2017 year and took into account both pre and post-Separation performance of our company and the NEOs. These awards are discussed in further detail under "Compensation Discussion and Analysis—2017 Executive Compensation Decisions—2017 Short-Term Incentive Plan."

(5)
This column reflects the aggregate amount of any change in pension value during the full year of 2017 (information was unavailable for August 1, 2017 forward) for each of the NEOs, to the extent any such aggregate change is positive. The present value for Mr. Turner increased primarily as a result of the increase in value of his Huntsman top-up payment agreement, which varies based on his salary for the preceding 12 months and which increased as a result of his mid-year salary increase in connection with his appointment as CEO of the Company. The value of Mr. Turner's top up payment agreement is expected to similarly increase during 2018 as his salary increase becomes fully accounted for. See "—Pension Benefits in 2017" for additional information, including the present value assumptions used in this calculation. None of the NEOs had above-market or preferential earnings on nonqualified deferred compensation during 2017. See "—Nonqualified Deferred Compensation in 2017" for additional information.

(6)
The methodology used to compute the aggregate incremental cost of perquisites and other personal benefits for each individual NEO is based on the total cost to our company, and such costs are required to be reported under SEC rules when the total costs are equal to or greater than $10,000 in the aggregate for a NEO. The table below details the components reported in the "All Other Compensation" column of the Summary Compensation Table for 2017. Amounts in the table were either paid directly by us or were reimbursed by us to the NEOs.

	Simon Turner(a)	Kurt D. Ogden(b)	Russ R. Stolle(c)	Mahomed Maiter(d)

Automobile Costs	$5,695	$14,762	$9,795	$7,000

Foreign Assignment Costs & Allowances	—	$166,452	$104,901	—

Foreign Assignment Tax Gross-Up	—	$172,212	$151,918	—

Tax Return Preparation Assistance	—	—	—	$2,145

Company Contributions

Tax Gross Up Global Pension	$2,777	—	—	$5,278

Excess Pension Payment—Pension Cash	$57,534	—	—	$25,847

Supplemental Savings Plan	—	$27,083	$39,667	—

(a)
The cost to us for use by Mr. Turner of his company car includes monthly lease, maintenance, and repairs.

(b)
As a citizen of the U.S. with residence in the U.K., we incurred foreign assignment costs on Mr. Ogden's behalf during 2017 that included: $86,914 in housing allowances and costs and $79,538 for expenses including international location allowance, visa and training fees. In addition, we incurred $172,211 in tax gross-ups and equalization associated with Mr. Ogden's foreign assignment. As part of his foreign assignment agreement, Mr. Ogden received two company cars for use for himself and his wife. Total costs include monthly lease, maintenance, and repairs.

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(c)
As a citizen of the U.S. with residence in the U.K., we incurred foreign assignment costs on Mr. Stolle's behalf during 2017 that included: $60,764 in housing allowances and costs and $44,137 for expenses including international location allowance and fees. In addition, we incurred $151,918 in tax gross-ups and equalization associated with Mr. Stolle's foreign assignment. As part of his U.K. foreign assignment agreement, Mr. Stolle received a company car for use for himself. Total costs of $4,795 include monthly lease, maintenance, and repairs. In the US, Mr. Stolle had personal use of a company car at a total cost of $5,000.

(d)
Mr. Maiter receives a $1,400 car allowance monthly.
(7)
For reporting purposes, the values for Messrs. Turner and Maiter in 2017 have been converted using an exchange rate of 1 GBP to 1.29226 USD, being the exchange rate as of July 1, 2017 (which is the internal date used to estimate pro forma elements of compensation). We have reported information for the years 2015 and 2016 for Mr. Turner due to the fact that the information was previously reported in our Registration Statement on Form S-1, and the compensation reported in such years solely reflect the compensation that Huntsman provided to Mr. Turner. Values for 2015 and 2016 for Mr. Turner were calculated based on exchange rates applicable in those years and have not been recast to conform to the 2017 GBP exchange rate.

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GRANTS OF PLAN-BASED AWARDS IN 2017

The following table provides information about annual STIP awards granted through our annual STIP award program and LTIP awards granted through the Stock Incentive Plan to the NEOs from the date of the Separation.

	Date of Award	Original Grant Date of	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			All Other Stock	All Other Option	Exercise or Base Price of	Grant Date Fair Value of Stock and Option

Name	(Venator Grant Date)	Converted Awards	Threshold ($)	Target ($)	Maximum ($)	Awards(2) (#)	Awards(3) (#)	Option Awards(4) ($/Sh)	Awards(5) ($)

Simon Turner			$0	$722,500	$1,445,000	—	—	—	—

	9/27/2017	9/27/2017	—	—	—	17,521	—	—	$400,000

	9/27/2017	9/27/2017	—	—	—	—	41,494	$9.64	$400,000

	8/16/2017	2/4/2015	—	—	—	4,783	—	$3.80	$18,175

	8/16/2017	2/3/2016	—	—	—	51,107	—	$0.23	$11,755

	8/16/2017	2/4/2015	—	—	—	6,617	—	—	—

	8/16/2017	2/3/2016	—	—	—	24,010	—	—	—

	8/16/2017	2/1/2017	—	—	—	25,315	—	—	—

	8/16/2017	2/4/2015	—	—	—	—	11,145	$0.57	$6,353

	8/16/2017	2/3/2016	—	—	—	—	54,268	$1.01	$54,811

	8/16/2017	2/1/2017	—	—	—	—	57,496	$0.98	$56,346

Kurt D. Ogden			$0	$300,000	$537,500	—	—	—	—

	9/27/2017	9/27/2017	—	—	—	5,475	—	—	$125,000

	9/27/2017	9/27/2017	—	—	—		12,967	9.64	$125,000

	8/16/2017	2/4/2015	—	—	—	2,433	—	—	—

	8/16/2017	2/3/2016	—	—	—	11,444	—	—	—

	8/16/2017	2/1/2017	—	—	—	7,911	—	—	—

	8/16/2017	2/4/2015	—	—	—	—	5,463	$0.57	$3.114

	8/16/2017	2/3/2016	—	—	—	—	34,491	$1.01	$34,836

	8/16/2017	2/1/2017	—	—	—	—	17,968	$0.98	$17,609

Russ R. Stolle			$0	$258,000	$516,000	—	—	—	—

	9/27/2017	9/27/2017	—	—	—	4,380	—	—	$100,000

	9/27/2017	9/27/2017	—	—	—		10,373	9.64	$100,000

	8/16/2017	2/4/2015	—	—	—	2,335	—	—	—

	8/16/2017	2/3/2016	—	—	—	13,204	—	—	—

	8/16/2017	2/1/2017	—	—	—	9,492	—	—	—

	8/16/2017	2/4/2015	—	—	—	—	5,244	$0.57	$2,989

	8/16/2017	2/3/2016	—	—	—	—	39,797	$1.01	$40,195

	8/16/2017	2/1/2017	—	—	—	—	21,561	$0.98	$21,130

Mahomed Maiter			$0	$220,331	$400,601	—	—	—	—

	9/27/2017	9/27/2017	—	—	—	3,833	—	—	$87,500

	9/27/2017	9/27/2017	—	—	—		9,077	9.64	$87,500

	8/16/2017	2/4/2015	—	—	—	1,947	—	—	—

	8/16/2017	2/3/2016	—	—	—	10,004	—	—	—

	8/16/2017	2/1/2017	—	—	—	6,329	—	—	—

	8/16/2017	2/4/2015	—	—	—	—	4,370	$0.57	$2,491

	8/16/2017	2/3/2016	—	—	—	—	30,149	$1.01	$30,450

	8/16/2017	2/1/2017	—	—	—	—	14,374	$0.98	$14,087

Jan Buberl			$0	$150,054	$225,080	—	—	—	—

	8/16/2017	10/14/2014	—	—	—	15,635	—	—	—

	8/16/2017	2/4/2015	—	—	—	1,947	—	—	—

	8/16/2017	2/3/2016	—	—	—	10,004	—	—	—

	8/16/2017	2/1/2017	—	—	—	6,329	—	—	—

	8/16/2017	2/4/2015	—	—	—	—	4,370	$0.57	$2,491

	8/16/2017	2/3/2016	—	—	—	—	30,149	$1.01	$30,450

	8/16/2017	2/1/2017	—	—	—	—	14,374	$0.98	$14,087

(1)
This column shows annual STIP awards granted under our annual STIP award program to the NEOs by our Compensation Committee in 2017. See the chart and accompanying narrative disclosure in "Compensation Discussion and Analysis—2017 Executive Compensation Decisions—2017 Annual STIP Award" for additional information with respect to these amounts. The amounts actually earned by each of the NEOs pursuant to our annual STIP award program for 2017 are reported in the "Non-Equity Incentive Plan Compensation" column of the Summary Compensation Table.

(2)
This column shows the number of restricted stock units granted under the Stock Incentive Plan to the NEOs in 2017. The restricted stock units vest ratably in three equal annual installments beginning on the first anniversary of the grant date or, in the case of the converted awards, the original grant date at Huntsman of such awards..

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VENATOR MATERIALS PLC : PROXY STATEMENT
(3)
This column shows the number of nonqualified options granted under the Stock Incentive Plan to the NEOs in 2017. The option awards become exercisable and vest ratably in three equal annual installments beginning on the first anniversary of the grant date or, in the case of the converted awards, the original grant date at Huntsman of such awards.

(4)
The exercise price of the nonqualified options disclosed in this column is equal to the closing price of our ordinary shares on the NYSE on the date of grant.

(5)
This column shows the full grant date fair value of the awards as of the Venator grant date computed in accordance with FASB ASC Topic 718. Certain converted awards did not have a grant date value for purposes of FASB ASC Topic 718

NARRATIVE DISCLOSURE TO SUMMARY COMPENSATION TABLE AND GRANTS OF PLAN-BASED AWARDS TABLE

Information regarding the elements of our executive compensation program for 2017 is provided above under "Compensation Discussion and Analysis." The following is a discussion of material factors necessary to obtain an understanding of information disclosed under "—2017 Summary Compensation Table" and "Grants of Plan-Based Awards in 2017" that is not otherwise discussed in the Compensation Discussion and Analysis.

Company Car.    We provide executive officers with leased vehicles for business use, which executives may also use for personal transportation. Executive officers are responsible for the taxes on imputed income associated with the personal use of these vehicles.

Foreign Assignment.    In connection with the Separation, we entered into agreements (the "Relocation Agreements") with Messrs. Ogden and Stolle to address their relocation from the Woodlands, Texas to Wynyard, U.K. This relocation assignment for each of the executives began on August 1, 2017 and is expected to last for approximately three years. Under the Relocation Agreements, each executive's initial base salary will be adjusted to account for cost of living and taxation differences between the U.S. and the U.K. and will be subject to the normal salary review process. Each of Messrs. Ogden and Stolle will also be eligible to receive the following benefits during the relocation assignment: an international location allowance of 5% of gross annual salary; tax return preparation assistance; assistance in transferring personal affects to and from the U.K.; a relocation allowance of 10% of gross annual salary at the beginning of the relocation assignment and a similar 10% relocation allowance upon return to the U.S. (which relocation allowance will be forfeited if the executive resigns before completing the relocation assignment); paid travel for the executives (and for their family members who are relocating to the U.K.) to the U.S. up to three times per year for Mr. Stolle and one time for Mr. Ogden; and paid travel for three round trip tickets to the U.K. for any of the executives' children residing in the U.S. who are under the age of 26 and attending college full-time. While in the U.K., each executive will be provided with housing and the use of two company cars, and we will reimburse educational expenses for Mr. Ogden's school-aged accompanying children. Each Relocation Agreement may be terminated by either party by providing no less than three months prior written notice. Additionally, we may terminate either executive's relocation assignment immediately for any of the following reasons: (i) we determine that the executive is unable to perform the essential functions of his jobs, (ii) the executive violates our Business Conduct Guidelines and serious disciplinary action results, or (iii) by any reason of personal illness, the executive is unable to carry out his duties for an time in excess of six months during any period of twelve months.

Company Contributions Relating to Retirement/Savings Plans.    Certain items reflected within the "All Other Compensation" column of the Summary Compensation Table include amounts that we paid to executives or contributed to a plan on the executives' behalf following the Separation that relate to retirement or other savings plans, as further described in the sections titled "—Pension Benefits in 2017" and "—Nonqualified Deferred Compensation in 2017" below.

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VENATOR MATERIALS PLC : PROXY STATEMENT

OUTSTANDING EQUITY AWARDS AT 2017 YEAR-END

The following table provides information on the outstanding stock options and restricted stock units held by the NEOs as of December 31, 2017. The market value of the restricted unit awards is based on the closing market price of our stock on December 29, 2017 (the last trading day of 2017), which was $22.12. In connection with the Separation, on August 16, 2017, we granted option awards (replacing outstanding unvested Huntsman options) and restricted stock units (replacing outstanding unvested Huntsman phantom shares, outstanding unvested Huntsman restricted stock units, and outstanding unvested Huntsman restricted stock) to applicable transferred employees, in each case determined by multiplying the number of outstanding unvested Huntsman equity awards by 1.3296, a ratio expressed as a decimal. The exercise price of converted stock options was also adjusted by dividing the original exercise price by 1.3296. The August 16, 2017 grant date below reflects the conversion amounts of these awards to our NEOs.

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		Option Awards					Stock Awards

	Date of Award	Original Grant Date of	Number of Securities Underlying Unexercised Options(1)		Option Exercise	Option	Number of Shares or Unit of	Market Value of Shares or Units of

Name	(Venator Grant Date)	Converted Awards	Exercisable (#)	Unexercisable (#)	Price ($)	Expiration Date	Stock that Have Not Vested(2) (#)	Stock that Have Not Vested(3) ($)

Simon Turner	9/27/2017	—	—	41,494	$9.64	9/27/2027

	8/16/2017	2/1/2017	—	57,496	$15.81	2/1/2027

	8/16/2017	2/3/2016	—	54,268	$6.67	2/3/2026

	8/16/2017	2/4/2015	—	11,145	$17.13	2/4/2025

	9/27/2017	—					17,521	$387,565

	8/16/2017	2/1/2017					25,315	$559,968

	8/16/2017	2/3/2016					75,117	$1,661,588

	8/16/2017	2/4/2015					6,617	$146,368

Kurt D. Ogden	9/27/2017	—	—	12,967	$9.64	9/27/2027

	8/16/2017	2/1/2017	—	17,968	$15.81	2/1/2027

	8/16/2017	2/3/2016	—	34,491	$6.67	2/3/2026

	8/16/2017	2/4/2015	—	5,463	$17.13	2/4/2025

	9/27/2017	—					5,475	$121,107

	8/16/2017	2/1/2017					7,911	$174,991

	8/16/2017	2/3/2016					11,444	$253,141

	8/16/2017	2/4/2015					2,433	$53,818

Russ R. Stolle	9/27/2017	—	—	10,373	$9.64	9/27/2027

	8/16/2017	2/1/2017	—	21,561	$15.81	2/1/2027

	8/16/2017	2/3/2016	—	39,797	$6.67	2/3/2026

	8/16/2017	2/4/2015	—	5,244	$17.13	2/4/2025

	9/27/2017	—					4,380	$96,886

	8/16/2017	2/1/2017					9,492	$209,963

	8/16/2017	2/3/2016					13,204	$292,072

	8/16/2017	2/4/2015					2,335	$51,650

Mahomed Maiter	9/27/2017	—	—	9,077	$9.64	9/27/2027

	8/16/2017	2/1/2017	—	14,374	$15.81	2/1/2027

	8/16/2017	2/3/2016	—	30,149	$6.67	2/3/2026

	8/16/2017	2/4/2015	—	4,370	$17.13	2/4/2025

	9/27/2017	—					3,833	$84,786

	8/16/2017	2/1/2017					6,329	$139,997

	8/16/2017	2/3/2016					10,004	$221,288

	8/16/2017	2/4/2015					1,947	$43,068

Jan Buberl	8/16/2017	2/1/2017	—	14,374	$15.81	2/1/2027

	8/16/2017	2/3/2016	—	30,149	$6.67	2/3/2026

	8/16/2017	2/4/2015	—	4,370	$17.13	2/4/2025

	8/16/2017						6,329	$139,997

	8/16/2017						10,004	$221,288

	8/16/2017						1,947	$43,068

(1)
Option awards vest and become exercisable ratably in three equal annual installments on the first three anniversaries of each respective grant date. As of December 31, 2017, outstanding option awards expiring February 4, 2025 vest 100% on February 4, 2018. The outstanding option awards expiring February 3, 2026 vest as to 50% on February 3, 2018 and as to 100% on February 3, 2019. The outstanding option awards expiring on February 1, 2027 vested as to 33 1/3% on February 1, 2018, and vest as to 66 2/3% on February 1, 2019 and as to 100% on February 1, 2020. The outstanding option awards expiring on September 27, 2027 vest as to 33 1/3% on September 27, 2018, as to 66 2/3% on September 27, 2019 and as to 100% on September 27, 2020.

(2)
Restricted stock unit awards vest and lapse their associated restrictions ratably in three equal annual installments on the first three anniversaries of each respective grant date. Restricted stock awards have generally been granted on the same day as option awards and vest on the same schedule as footnoted for option awards above. As of December 31, 2017, the restricted stock unit awards originally granted on February 4, 2015 were vested as to 33 1/3%, vested as to 66 2/3% on February 4, 2017, and vest as to 100% on February 4, 2018. The outstanding restricted stock unit awards originally granted on February 3, 2016 vested as to 33 1/3% on February 3, 2017, and vest as to 66 2/3% on February 3, 2018 and as to 100% on February 3, 2019. The outstanding restricted stock unit awards originally granted February 1, 2017 vest as to 33 1/3% on February 1, 2018, and vest as to 66 2/3% on February 1, 2019 and as to 100% on February 1, 2020. The outstanding restricted stock unit awards granted on September 27, 2017 vest as to 33 1/3% on September 27, 2018, and vest as to 66 2/3% on September 27, 2019 and as to 100% on September 27, 2020.

(3)
The market value of unvested restricted stock units reported in this column is calculated by multiplying $22.12, the closing market price of our stock on December 29, 2017 (the last trading day of 2017), by the number of unvested restricted shares as of December 31, 2017 for each restricted stock unit grant listed above.

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VENATOR MATERIALS PLC : PROXY STATEMENT

STOCK VESTED DURING 2017

The following table presents information regarding the vesting of restricted stock units for each applicable NEO after the Separation. None of our NEOs exercised any stock options during 2017 following the Separation.

	Stock Awards(1)

Name	Number of Shares Vested in 2017 (#)	Value Realized on Vesting ($)

Simon Turner	4,783	$105,800

Jan Buberl	15,635	$381,494

(1)
The following tabular disclosure provides information regarding the market value of the underlying shares on the vesting date and the number of shares that were withheld in connection with each transaction to satisfy tax obligations.

				Restricted Stock Vested		Shares Withheld for Tax Obligation		Net Shares Issued

Name	Grant Date	Vest Date	Closing Price on Vest Date	(#)	Value Realized	(#)	Value Paid	(#)	Market Value

Simon Turner	8/16/17	12/29/2017	$22.12	4,783	$105,800	2,249	$49,748	2,534	$56,052

Jan Buberl	8/16/17	10/14/2017	$24.40	15,635	$381,494	4,277	$104,359	11,358	$277,135

PENSION BENEFITS IN 2017

The table below sets forth information on the pension plans we maintain for the NEOs, each of which is more fully described in the narrative following the table. The amounts reported in the table below equal the present value of the accumulated benefit at December 31, 2017 for the applicable NEO under each plan based upon the assumptions described below.

Name	Plan Name	Number of Years of Credited Service(1)	Present Value of Accumulated Benefit(2)	Payments During Last Fiscal Year

		(#)	($)	($)

Simon Turner	Tioxide Pension Fund (U.K.)	28	$1,435,470	—
	Huntsman Global Pension Scheme		$1,097,892	—
	Huntsman Top-Up Payment(3)		$11,846,161	—

Mahomed Maiter	Tioxide Pension Fund (U.K.)	32.9	$1,509,056	—
	Huntsman Global Pension Scheme		$2,743,964	—

(1)
The number of years of service credited to the NEO is determined using the same pension plan measurement date used for financial statement reporting purposes. These assumptions are discussed in "Note 18. Employee Benefit Plans" to our consolidated financial statements included in our 2017 10-K.

(2)
The actuarial present value of the accumulated benefits is determined using the same pension plan measurement date and assumptions as used for financial reporting purposes. These assumptions are discussed in "Note 19. Employee Benefit Plans" to our consolidated financial statements included in our 2017 10-K. For purposes of performing these calculations, a normal retirement (earliest unreduced) age of 60 was utilized. All accrued benefits are assumed payable at the plan's earliest unreduced retirement age. Benefit values reported in this table have been projected out to assume payment at the normal retirement age then have been discounted back to a present value as of December 31, 2017.

(3)
During 2012, Huntsman and Mr. Turner entered into a top-up payment agreement that made up for benefits lost due to salary restrictions in the U.K. and provides benefits under the Huntsman Global Pension Scheme based on Mr. Turner's uncapped final pensionable salary. The present value for Mr. Turner varies based on his salary for the preceding 12 months and increased as a result of his mid-year salary increase in connection with his appointment as CEO of the Company. The value of Mr. Turner's top up payment agreement is expected to similarly increase during 2018 as his salary increase becomes fully accounted for.

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While at Huntsman, Messrs. Turner and Maiter participated in defined benefit pension arrangements through the tax-qualified Tioxide Pension Fund and the Huntsman Global Pension Scheme for service with Huntsman prior to January 1, 2011. The Tioxide Pension Fund was a traditional defined benefit pension plan with a normal retirement age of 62. Defined benefit pension arrangements for the Tioxide Pension Fund were closed for new associates on December 31, 2010 and existing participants were frozen as to future service and compensation for purposes of benefit determinations under the plan, and on January 1, 2011, arrangements were shifted to participation in a defined contribution plan maintained by Huntsman. The Tioxide Pension Fund was largely maintained to provide benefits for employees in the Pigments and Additives segment of Huntsman. Sponsorship of the plan was therefore transferred to us in connection with the Separation. We will continue to maintain the Tioxide Pension Fund for accounts that existed as of the Separation, but the plan will remain frozen to new participants and existing participants will not continue to accrue service and compensation for purposes of benefit calculations under the plan. The Huntsman Global Pension Scheme is a non-registered defined benefit pension plan designed to restore benefits that could not be provided in a registered plan due to pension or tax regulations or due to international assignments. At the beginning of the 2018 year, Huntsman transferred sponsorship of the plan to Venator.

Messrs. Turner and Maiter have each met their lifetime pension contribution limits and will not be receiving any additional contributions from us into their plan accounts. As an alternative to active participation in qualified pension plans, we provide Messrs. Turner and Maiter monthly cash payments that are approximately equivalent to amounts that they would have been eligible to receive as active plan participants, although the amounts are not directly calculated pursuant to the terms of the pension plan documents. This cash amount is included within the "All Other Compensation" column of the Summary Compensation Table, and is not deemed to be part of a pension benefit provided to either Messrs. Turner or Maiter.

During 2012, Huntsman entered into a top-up payment agreement with Mr. Turner that was put in place to make up for benefits lost due to salary restrictions in the U.K. and which was intended to provide additional benefits based on Mr. Turner's uncapped final salary. Venator assumed this agreement in connection with the Separation. The benefits payable pursuant to the top-up agreement will be calculated, determined and paid under the same terms and conditions as the applicable pension plans, therefore the top-up payments are reported as a pension plan benefit within the table above.

As of December 31, 2017, Mr. Turner had approximately 28 years of service in the U.K. and Mr. Maiter had approximately 33 years of service in the U.K. Each is fully vested in benefits from the Tioxide Pension Fund and the Huntsman Global Pension Scheme, and Mr. Turner is fully vested in all benefits provided under the top-up agreement.

In the U.S., Huntsman sponsored the Huntsman Defined Benefit Pension Plan (the "Huntsman Pension Plan"), a tax-qualified defined benefit pension plan. The benefits accrued under the plan as of June 30, 2004 were used to calculate opening cash balance accounts. Of our NEOs, Messrs. Ogden and Stolle were participants in the Huntsman Pension Plan in 2017 and maintained their accounts in that plan with Huntsman following the Separation. Because we do not maintain or administer the Huntsman Pension Plan, the plans are not reflected within the table above.

NONQUALIFIED DEFERRED COMPENSATION IN 2017

For 2017, we provided executive officers based in the United States the opportunity to participate in two defined contribution savings plans: (1) the 401(k) Plan; and (2) the Huntsman P&A Americas Supplemental Savings 2017 Benefit (the "2017 Supplemental Savings Plan"). The 401(k) Plan is a tax-qualified broad-based employee savings plan; employee contributions up to 25% of base salary and annual STIP awards are permitted up to dollar limits established annually by the IRS.

The 2017 Supplemental Savings Plan is a nonqualified salary deferral plan adopted by us in connection with the Separation to preserve the benefits made available to Messrs. Stolle and Ogden pursuant to the supplemental savings plan sponsored by Huntsman (the "Huntsman SSP"). The 2017 Supplemental Savings Plan was intended to serve as a transitional plan following the Separation so that applicable participants would not have a gap in their participation during 2017. Under the 2017 Supplemental Savings Plan, Messrs. Stolle and Ogden are credited with the amount of their deferral elections under the Huntsman SSP with respect to compensation for 2017 (including any bonuses earned in 2017 but paid in 2018). The plan account for each participant is adjusted on a monthly basis to reflect any increase or decrease that would have been incurred if the amounts in such account had been invested in investments listed by the plan administrator and selected by the participant (described below). The 2017 Supplemental Savings Plan also provides benefits to Messrs. Stolle and Ogden that would have been provided under the Huntsman Pension Plan and the 401(k) Plan (including matching and other employer contributions) if the 401(k) Plan were not subject to legal limits on the amount of contributions that can be allocated to an individual in a single year.

Huntsman executives were also provided a supplemental executive money purchase plan (the "SEMPP"), a non-qualified plan that provided benefits not allowed under a money purchase plan ("MPP") due to IRS compensation and allocation limits. The

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VENATOR MATERIALS PLC : PROXY STATEMENT

MPP was a tax-qualified broad-based employee savings plan that was merged into Huntsman's 401(k) Plan on October 15, 2014. Contributions under the SEMPP and the MPP ceased September 1, 2014; however, Messrs. Ogden and Stolle still maintain a balance in the SEMPP with Huntsman.

Huntsman also sponsored a Supplemental Executive Retirement Plan (the "SERP"), which is a non-qualified supplemental pension plan that provides benefits for designated executive officers based on certain compensation amounts not included in the calculation of benefits payable under the Huntsman Pension Plan. Of our NEOs, Messrs. Ogden and Stolle were the only participants in the SERP in 2017. The compensation taken into account for these NEOs under the SERP included amounts in excess of the qualified plan limitations. The SERP benefit is calculated as the difference between (1) the benefit determined using the Huntsman Pension Plan formula with unlimited base salary plus annual STIP awards, and (2) the benefit determined using base salary plus annual STIP awards as limited by federal regulations.

Although Messrs. Stolle and Ogden have maintained accounts within the Huntsman arrangements described above, due to the fact that we do not maintain or administer any of the nonqualified deferred compensation arrangements maintained by Huntsman, nor make financial contributions to such plans, we have not included account information for such plans in the "Nonqualified Deferred Compensation in 2017" table below.

Effective January 1, 2018, Venator adopted the Executive Elective Deferral Plan, which will generally provide eligible executives permanent benefits based on those available to them previously from Huntsman described above.

The table below provides information on the nonqualified deferred compensation of the NEOs in 2017 under the 2017 Supplemental Savings Plan.

Name	Executive Contributions in Last FY(1)	Venator Contributions in Last FY(2)		Aggregate Earnings in Last FY(3)	Aggregate Balance at Last FYE

Kurt D. Ogden	$10,417	$27,083	(4)	$259	$46,506

Russ R. Stolle	—	$39,667	(5)	—	$48,842

(1)
These contributions represent deferrals under the 2017 Supplemental Savings Plan and are included in the Salary column of the Summary Compensation Table for 2017 set forth above.

(2)
These amounts represent contributions to the 2017 Supplemental Savings Plan and are included in the "All other compensation" column of the Summary Compensation Table for 2017 set forth above.

(3)
No above market or preferential earnings are provided under our nonqualified defined contribution plans because the investment choices available under such plans are identical to the investment choices available in the 401(k) Plan, which is a qualified plan. Consequently, none of the earnings reported in this table are included in the Summary Compensation Table set forth above.

(4)
This amount includes a contribution of $8,333, which represents a 4% contribution match ,and $18,750, which represents a 9% nondiscretionary contribution, to the Supplemental Savings Plan.

(5)
This amount includes a contribution of $7,167, which represents a 4% contribution match, contribution match and $32,500, which represents an 18% nondiscretionary contribution to the 2017 Supplemental Savings Plan.

Participants in the 2017 Supplemental Savings Plan are entitled to the payment of benefits under the plan upon the earlier to occur of a "Change of Control" (as defined below) or a termination of the participant's service; provided, however, that payments due upon a participant's termination of service will be delayed six months in the event such participant is a "specified employee" for purposes of Section 409A. Benefits payments due under the plan in connection with a "Change of Control" are payable in a lump sum cash payment on a date that is 60 days following the date of the Change of Control or as soon thereafter as is administratively feasible. Benefits payable upon a separation from service can be made (at the election of the participant) in either a single lump-sum payment or in substantially equal installments over a period selected by the participant that does not exceed ten years. A participant may request distribution of all or a portion of the amounts credited to his plan account in the event of an unforeseeable emergency (as such term is defined in the Huntsman SSP).

For purposes of the 2017 Supplemental Savings Plan, the term "Change of Control" means the occurrence of either of the following events:

•
Any person becomes the owner of 35% or more of the outstanding voting shares of Venator (other than certain persons affiliated with Venator); or

•
The replacement of a majority of Venator's board of directors over a two-year period except in cases where (1) such replacement is not approved by a vote of at least a majority of Venator's incumbent board of directors or (2) the election or nomination of such replacement members of the board of directors is by certain of Venator's affiliates.

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In addition, an event must constitute a change in control under Section 409A to be considered a "Change of Control" for purposes of the 2017 Supplemental Savings Plan.

Distributions may also be made of all 2017 Supplemental Savings Plan accounts at such time that Venator is no longer deemed to be an affiliate of Huntsman or a change in control of Venator occurs, even if the participant is still employed by us at such time.

No above market or preferential earnings are provided under our nonqualified defined contribution plans because the investment choices available under the plans are identical to the investment choices available in the 401(k) Plan. Consequently none of the earnings reported in the "Nonqualified Deferred Compensation in 2017" table above are included in the Summary Compensation Table for 2017. Participants may change their investment options at any time by contacting the plan record keeper. The table below lists the investment funds available to participants in the 401(k) Plan and the 2017 Supplemental Savings Plan. The table also provides the rate of return for each fund for 2017. All funds and rates of return are the same for each defined contribution plan.

Investment Funds	Ticker Symbol	2017 Performance

American Beacon Large Cap Value Institutional	AADEX	17.07%

T. Rowe Price New America Growth	PRWAX	34.57%

Vanguard 500 Index Fund Admiral Shares	VFIAX	21.79%

Fidelity Low Priced Stock K	FLPKX	20.79%

PRIMECAP Odyssey Aggressive Growth	POAGX	33.59%

Vanguard Mid-Cap Index Fund Admiral Shares	VIMAX	19.25%

Vanguard Selected Value Fund Investor Shares	VASVX	19.51%

American Beacon Small Cap Value Institutional	AVFIX	8.67%

Janus Henderson Venture Fund	JVTIX	24.35%

Vanguard Small-Cap Index Fund Admiral Shares	VSMAX	16.24%

First Eagle Overseas Fund Class A	SGOVX	14.05%

Fidelity International Discovery K	FIDKX	31.86%

Vanguard Total International Stock Index Admiral	VTIAX	27.55%

American Century Real Estate I	REAIX	5.38%

Vanguard Target Retirement 2020 Fund Investor Shares	VTWNX	14.08%

Vanguard Target Retirement 2030 Fund Investor Shares	VTHRX	17.52%

Vanguard Target Retirement 2040 Fund Investor Shares	VFORX	20.71%

Vanguard Target Retirement 2050 Fund Investor Shares	VFIFX	21.39%

Vanguard Target Retirement 2060 Fund Investor Shares	VTTSX	21.36%

Vanguard Target Retirement Income Fund Investor Shares	VTINX	8.47%

Vanguard Retirement Savings Trust	n/a	1.76%

American Century Inflation Adjusted Bond Fund R5 Class	AIANX	3.29%

PIMCO Total Return Institutional	PTTRX	5.13%

Vanguard Total Bond Market Index Fund Admiral Shares	VBTLX	3.57%

Fidelity Government Money Market Fund	SPAXX	0.51%

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VENATOR MATERIALS PLC : PROXY STATEMENT

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL

Our NEOs may receive compensation in connection with an involuntary termination of employment or a change of control pursuant to the terms of the following arrangements:

•
the Executive Severance Plan;

•
the Stock Incentive Plan; and

•
other existing plans and arrangements in which our NEOs participate.

Executive Severance Plan.    We adopted the Venator Materials Executive Severance Plan in connection with our Separation to provide severance and change of control benefits to executive officers in connection with a termination of the executive's employment by us without "Reasonable Cause," or by the executive for "Good Reason," (both terms of which are defined below) which mirrored closely the terms of the Huntsman Executive Severance Plan. In November 2017, we adopted the Amended and Restated Executive Severance Plan (the "Executive Severance Plan") to provide market severance benefits to our executive officers and to be more inclusive for our participants outside of the United States.

Under the Executive Severance Plan, our executive officers, including our NEOs, are provided with cash payments upon a qualifying termination event equal to two (2) times the executive's base compensation plus an amount equal to the executive's "Pro Rata Bonus for Termination Year." The portion of the payment related to base compensation will be paid within 60 days of an executive's termination, and the portion of the payment related to the pro rata bonus will be paid in ordinary course under the applicable plan as payments are made to the remaining participating employee population, unless otherwise required by applicable law. In the event that a participant is eligible to receive severance benefits pursuant to a separate plan or arrangement, whether by contract with us or through a regulatory entitlement, the participant will not be eligible for severance benefits pursuant to the Executive Severance Plan unless the participant waives all rights to the benefits under that separate severance plan, arrangement or entitlement. Conversely, the participant can elect not to participate in the Executive Severance Plan and continue to be eligible for benefits under such a separate severance plan, arrangement or entitlement. In connection with the amendment and restatement of the plan, Mr. Turner waived his rights to a twelve month notice of termination benefit in favor of eligibility under the Executive Severance Plan.

Pursuant to the Executive Severance Plan:

•
"Reasonable Cause" means: (1) the grossly negligent, fraudulent, dishonest or willful violation of any law, the material violation of any of our significant policies that materially and adversely affects us or other circumstances where we would be entitled, under the executive's contract, if any, to terminate the executive's employment, or (2) the failure of the participant to substantially perform his duties.

•
"Good Reason" means a voluntary termination of employment by the executive as a result of us or one of our affiliates (1) making a materially detrimental reduction or change to the job responsibilities or in the base salary for a participant, or (2) within a period of twelve months following a Change in Control (as defined within clause (b) of the Change of Control definition for our Stock Incentive Plan), changing the participant's place of work by more than 50 miles, in either case which has not been remedied by us or our affiliate within 30 days of the receipt of notice of the event by the participant.

•
"Pro Rata Bonus for Termination Year" means a pro rata portion (by calendar days) of the annualized bonus under the applicable bonus program in effect at the time of the executive's termination where the annualized bonus is calculated in accordance with our actual performance for the full calendar year during which the executive's termination occurs.

The Executive Severance Plan also provides for outplacement services for a period of twelve (12) months following the executive's termination or until the executive obtains substantially comparable employment.

The Executive Severance Plan provides for the continuation of medical benefits for United States participants for up to two years following termination (which will be in the form of a lump sum cash payment equal to the Consolidated Omnibus Budget Reconciliation Act, or COBRA, premium at the time of departure multiplied by the severance period multiplied by 150%).

Stock Incentive Plan Awards.    LTIP awards granted under the Stock Incentive Plan provide for accelerated vesting upon a Change of Control or certain other events, including certain terminations of employment of service, at the discretion of our Compensation Committee. Any such provision made by the Compensation Committee could benefit all participants in our Stock

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Incentive Plan, including the NEOs. If there is a Change of Control, the Compensation Committee may, in its discretion, provide for:

•
assumption by the successor company of an award, or the substitution thereof for similar options, rights or awards covering the stock of the successor company;

•
acceleration of the vesting of all or any portion of an award;

•
changing the period of time during which vested awards may be exercised (for example, but not by way of limitation, by requiring that unexercised, vested awards terminate upon consummation of the change of control);

•
payment of substantially equivalent value in exchange for the cancellation of an award; and/or

•
issuance of substitute awards of substantially equivalent value.

Our Stock Incentive Plan defines a "Change of Control" as follows: (a) with respect to an award that is subject to section 409A of the Internal Revenue Code of 1986, as amended (the "Code"), the occurrence of any event which constitutes a change of control under section 409A of the Code, including any regulations promulgated pursuant thereto; or (b) with respect to all other awards, (i) the acquisition by any person, other than the us, one of our affiliates or one of our employee benefit plans, of beneficial ownership, directly or indirectly, of our securities representing 20% or more of our combined voting power of our then outstanding securities entitled to vote generally in the election of directors; or (ii) the consummation of a reorganization, merger, consolidation or other form of corporate transaction or series of transactions, in each case, with respect to which persons who were our stockholders immediately prior to such reorganization, merger or consolidation or other transaction do not, immediately thereafter, own more than 20% of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated company's then outstanding voting securities in substantially the same proportions as their ownership immediately prior to such event; or (iii) the sale or disposition of all or substantially all our assets (other than any such sale or disposition involving solely us and one or more persons that are "affiliates" of us; or (iv) a change in the composition of our board of directors, as a result of which fewer than a majority of the directors are "Incumbent Directors" (defined below); or (v) the approval by our board of directors or our stockholders of a complete or substantially complete liquidation or dissolution; or (c) with respect to all awards: (i) a court-sanctioned compromise or arrangement between us and our shareholders under section 899 of the Act, resulting in a Change of Control under that act; (ii) the obtaining by any person of control of the company as the result of making a general offer to (A) acquire all our issued ordinary share capital, which is made on a condition that, if it is satisfied, such acquiring person or persons, as applicable, will have control of us, or (B) acquire all of our shares which are of the same class as the ordinary shares; (iii) any person becoming bound or entitled under Sections 979 to 982 or Sections 983 to 985 of the Act (or similar law of another jurisdiction) to acquire shares of the same class as the ordinary shares. An "Incumbent Director" means directors who either (A) are directors of us as of the effective date of the Stock Incentive Plan, or (B) are elected, or nominated for election, thereafter to the board of directors with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination, but "Incumbent Director" shall not include an individual whose election or nomination is in connection with (i) an actual or threatened election contest or an actual or threatened solicitation of proxies or consents by or on behalf of a person other than the board of directors or (ii) a plan or agreement to replace a majority of the then Incumbent Directors.

Other arrangements.    As more fully described under "—Pension Benefits in 2017" and "—Nonqualified Deferred Compensation in 2017" above, certain of our executives are entitled to payments pursuant to the terms and conditions of our retirement savings plans.

In addition, pursuant to our Retiree Welfare Plan, certain eligible employees are entitled to health, medical, dental and vision benefits if they choose to separate from our company for any reason prior to age 65. US employees who were eligible under Huntsman's Retiree Welfare Plan at the time of the Separation were deemed eligible for our Retiree Welfare Plan, including Messrs. Stolle, Ogden and Buberl. We may cancel the Retirement Welfare Plan at any time. Due to Mr. Stolle having achieved a combined age and years of service of at least 80 at Huntsman and therefore vesting in retirement benefits while at Huntsman, we entered into a separate agreement with him that provides him with an additional cash benefit if we decide to terminate the Retiree Welfare Plan or reduce the benefits available under the plan.

Quantification of Potential Payments and Benefits.    The table below reflects the compensation that may be payable to or on behalf of each NEO upon an involuntary termination or a change of control. The amounts shown assume that such termination or change of control was effective as of December 31, 2017. All equity acceleration values have been calculated using the

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closing price of our stock on December 29, 2017 (the last trading day of 2017) of $22.12. The actual amounts we will be required to disburse can only be determined at the time of the applicable circumstance.

Payment Type	Simon Turner		Kurt D. Ogden		Russ R. Stolle		Mahomed Maiter		Jan Buberl

INVOLUNTARY TERMINATION—WITHOUT CAUSE OR FOR GOOD REASON

Cash Severance	$1,700,000		$1,000,000		$860,000		$805,814		$750,268

Health & Welfare(1)	$2,409		$38,030		$38,030		$2,409		$38,030

Outplacement Services(2)	$2,167		$2,167		$2,167		$2,167		$2,167

TOTAL TERMINATION BENEFITS	$1,704,576		$1,040,197		$900,197		$810,390		$790,465

CHANGE OF CONTROL

Accelerated Equity Awards	$4,530,187	(3)	$1,438,410	(4)	$1,557,107	(5)	$1,180,729	(6)	$982,662	(7)

(1)
In the case of an involuntary termination without Reasonable Cause or for Good Reason, calculated by multiplying 150% of the employer and employee monthly premiums payable with respect to the health care coverage elected by the executive as of December 31, 2017, by 24. We assumed a monthly premium 50% larger than current premiums to reflect annual increases in premium costs in order to ensure that the amounts reported above include the total amount for which we are potentially responsible with respect to such coverage.

(2)
We contract with a third-party provider for 12 months of outplacement services. To the extent these services might be utilized, we expect the company cost would be as set forth herein.

(3)
Any acceleration of vesting of LTIP awards held by Mr. Turner requires the approval of the Compensation Committee, which we assume for purposes of this table would have occurred on December 31, 2017. An acceleration of Mr. Turner's 124,570 unvested restricted stock units would have an estimated value of $2,755,488. In addition, an acceleration of Mr. Turner's 164,403 unvested options would have an estimated value of $1,774,699 on December 31, 2017.

(4)
Any acceleration of vesting of LTIP awards held by Mr. Ogden requires the approval of the Compensation Committee, which we assume for purposes of this table would have occurred on December 31, 2017. An acceleration of Mr. Ogden's 27,263 unvested restricted stock units would have an estimated value of $603,058. In addition, an acceleration of Mr. Ogden's 70,889 unvested options would have an estimated value of $835,353 on December 31, 2017.

(5)
Any acceleration of vesting of LTIP awards held by Mr. Stolle requires the approval of the Compensation Committee, which we assume for purposes of this table would have occurred on December 31, 2017. An acceleration of Mr. Stolle's 29,411 unvested restricted stock units would have an estimated value of $650,571. In addition, an acceleration of Mr. Stolle's 76,975 unvested options would have an estimated value of $906,536 on December 31, 2017.

(6)
Any acceleration of vesting of LTIP awards held by Mr. Maiter requires the approval of the Compensation Committee, which we assume for purposes of this table would have occurred on December 31, 2017. An acceleration of Mr. Maiter s 22,113 unvested restricted stock units would have an estimated value of $489,140. In addition, an acceleration of Mr. Maiter's 57,970 unvested options would have an estimated value of $691,589 on December 31, 2017.

(7)
Any acceleration of vesting of LTIP awards held by Mr. Buberl requires the approval of the Compensation Committee, which we assume for purposes of this table would have occurred on December 31, 2017. An acceleration of Mr. Buberl's 18,280 unvested restricted stock units would have an estimated value of $404,354. In addition, an acceleration of Mr. Buberl's 48,893 unvested options would have an estimated value of $578,308 on December 31, 2017.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Daniele Ferrari, Sir Robert J. Margetts, Kathy D. Patrick and Douglas D. Anderson each served on the Compensation Committee during 2017. None of the members who served on the Compensation Committee during 2017 has at any time been an officer or employee of our company or any of its subsidiaries nor had any substantial business dealings with our company or any of its subsidiaries. None of our executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Board or the Compensation Committee of our company.

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EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth certain information regarding our equity compensation plans as of December 31, 2017.

	Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights (A)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (B)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (A)) (C)

Plan Category	(#)(1)	($)	(#)

Equity compensation plans approved by security holders as of December 31, 2017(2)	1,132,305	$12.24	11,612,805

Equity compensation plans not approved by security holders:	—	—	—

(1)
Includes 627,871 outstanding options and 504,434 undelivered full value awards (including 478,099 unvested restricted stock units and 26,335 vested share units.

(2)
The Stock Incentive Plan allows for the issuance of up to 12,500,000 ordinary shares to employees and consultants of our company and its subsidiaries and to members of the Board.

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PART 6	AUDIT COMMITTEE MATTERS

FEES BILLED BY DELOITTE & TOUCHE LLP AND AFFILIATES

The following table shows the aggregate fees billed by Deloitte & Touche LLP and Deloitte Tax LLP following the separation in 2017 for the services indicated (dollars in millions):

2017(1)

Audit Fees(2)	$3

Audit-Related Fees	—

Tax Fees	—

All Other Fees	—

Total	$3

(1)
Prior to the separation, our audit, audit-related, tax and other fees were paid by Huntsman and were reflected in Huntsman's consolidated financial statements.

(2)
Includes fees associated with annual integrated audits of Venator Materials PLC, reviews of Quarterly Reports on Form 10-Q and statutory audits required internationally.

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

The Audit Committee has, by resolution, adopted policies and procedures regarding pre-approval of the performance by Deloitte & Touche LLP and affiliates of certain audit and non-audit services. Deloitte & Touche LLP and affiliates may not perform any service enumerated in Section 201(a) of the Sarbanes-Oxley Act of 2002, except as may otherwise be provided by law or regulation. Deloitte & Touche LLP and affiliates may not perform any service unless the approval of the Audit Committee is obtained prior to the performance of the services, except as may otherwise be provided by law or regulation. The Audit Committee has pre-approved the performance by Deloitte & Touche LLP and affiliates of certain audit and accounting services, certain tax services, and, provided that fees do not exceed $200,000 per individual project, certain other tax services and audit-related services. The Audit Committee has delegated to the committee chair the power to pre-approve services beyond those previously described, provided that no services may be approved that are prohibited pursuant to Section 201(a) of the Sarbanes Oxley Act of 2002 or that appear reasonably likely to compromise the independence of Deloitte & Touche LLP. Any pre-approval granted by the chair is reviewed by the Audit Committee at its next regularly scheduled meeting. In addition, the Audit Committee receives a report annually detailing the prior year's expenditures, consistent with the SEC's accountant fee disclosure requirements.

The Audit Committee has approved all audit and permissible non-audit services prior to such services being provided by Deloitte & Touche LLP and affiliates in accordance with these procedures.

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AUDIT COMMITTEE REPORT

The Audit Committee (the "Committee") of the Board of Directors (the "Board") of Venator Materials PLC ("Venator") assists the Board in fulfilling its oversight responsibilities with respect to the external financial reporting process and the adequacy of Venator's internal controls over financial reporting and related disclosure controls and procedures, areas for which management has primary responsibility. Specific responsibilities of the Committee are set forth in the Audit Committee Charter, a copy of which can be found on Venator's website at www.venatorcorp.com.

The independent registered public accounting firm is responsible for expressing an opinion on the conformity of Venator's audited financial statements with accounting principles generally accepted in the United States and for issuing its report on Venator's internal control over financial reporting. All audit and non-audit services provided to Venator by the independent registered public accounting firm are pre-approved by the Committee or by the Chair of the Committee pursuant to delegated authority, and the Committee considers the compatibility of such non-audit services with the independent registered public accounting firm's independence.

The Committee evaluates the performance of the independent registered public accounting firm each year and determines whether to re-engage the current firm or consider other audit firms. In doing so, the Committee considers the quality of the services provided by the independent registered public accounting firm, along with their capabilities, technical expertise, and knowledge of Venator's operations and industry. Based on these evaluations, the Committee decided to engage Deloitte & Touche LLP as Venator's independent registered public accounting firm in the U.S. for the year ending December 31, 2018 and as Venator's U.K. statutory auditor under the Act. Although the Committee has the sole authority to appoint the independent registered public accounting firm, the Committee has recommended that the Board ask shareholders to ratify the appointment of the registered public accounting firm at Venator's annual general meeting of shareholders. As required by the Act, the Board is also asking shareholders to re-appoint Deloitte LLP as Venator's U.K. statutory auditor to hold office until the next annual general meeting at which the annual report and accounts are presented before Venator's shareholders and to authorize the Board or the Audit Committee to determine Deloitte LLP's remuneration as Venator's U.K. statutory auditor.

The Committee has reviewed and discussed Venator's audited financial statements for the year ended December 31, 2017 with Venator's management. The Committee has discussed with Deloitte & Touche LLP the matters required to be discussed by the applicable auditing standards The Committee has received the written disclosures and the letter from Deloitte & Touche LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding Deloitte & Touche LLP's communications with the Committee concerning independence, and has discussed with Deloitte & Touche LLP its independence.

Based on the review and discussions referred to in the preceding paragraph, the Committee recommended to the Board that Venator's audited financial statements for the year ended December 31, 2017 be included in Venator's Annual Report on Form 10-K for the year ended December 31, 2017. This report was submitted by the current members of the Committee,

AUDIT COMMITTEE, Douglas D. Anderson, Chair Sir Robert J. Margetts Daniele Ferrari

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PART 7	PROPOSALS TO BE VOTED ON AT THE MEETING

PROPOSAL 1—ELECTION OF DIRECTORS

The size of the Board is currently set at six, all of whom are elected to serve until the Annual Meeting. The Governance Committee has recommended, and the Board has unanimously nominated, Messrs. Peter R. Huntsman, Simon Turner, Douglas D. Anderson and Daniele Ferrari, Ms. Kathy D. Patrick and Sir Robert J. Margetts for election. Each elected director will serve until our 2019 annual general meeting, until a successor is elected and qualified, or until his or her earlier death, resignation or retirement. We did not pay any third-party fees to assist in the process of identifying or evaluating candidates nor did we receive any shareholder nominations for director.

The nominees receiving a majority of the votes cast at the Annual Meeting for the election of directors will be elected as directors. You may not cumulate your votes in the election of directors. Votes that are withheld from a director's election will be counted toward a quorum, but will not affect the outcome of the vote on the election of a director. If you are a street name shareholder and you do not provide your brokerage firm with voting instructions, your brokerage firm may not cast votes with respect to the shares that you beneficially own. These broker non-votes will have no effect on the election of the director nominees.

Unless otherwise indicated on the proxy, the persons named as proxies in the enclosed proxy will vote FOR each of the following director nominees: Messrs. Peter R. Huntsman, Simon Turner, Douglas D. Anderson and Daniele Ferrari, Ms. Kathy D. Patrick and Sir Robert J. Margetts. Although we have no reason to believe that any of the nominees will be unable to serve if elected, should any of the nominees become unable to serve prior to the Annual Meeting, the proxies will be voted for the election of such other persons as may be nominated by the Board.

It is our policy for directors to attend our annual general meetings to provide an opportunity for shareholders to communicate directly with directors about issues affecting our company.

THE BOARD RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH DIRECTOR NOMINEE.

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PROPOSAL 2—NON-BINDING ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

Pursuant to Section 14A of the Exchange Act, we are submitting a proposal to our shareholders for a non-binding advisory vote to approve the compensation of our NEOs as disclosed in this Proxy Statement in accordance with the compensation disclosure rules of the SEC. This say-on-pay proposal gives our shareholders the opportunity to express their views on the compensation of our NEOs. Currently, our shareholders are given the opportunity to cast an advisory vote on this topic annually, with the next opportunity occurring in connection with our 2019 annual general meeting.

The guiding principles of our compensation policies and decisions include aligning each executive's compensation with our company's business strategy and the interests of our shareholders and providing incentives needed to attract, motivate and retain key executives who are important to our long-term success. Our overriding executive compensation philosophy is clear and consistent—we pay for performance. Consistent with this philosophy, a significant portion of the total compensation for each of our executives is directly related to our earnings and to other performance factors that measure our progress against the goals of our strategic and operating plans and the long-term performance of our ordinary shares.

When casting your vote, we urge you to read the Compensation Discussion and Analysis section of this Proxy Statement, which discusses how our compensation design and practices reflect our compensation philosophy. The Compensation Committee and the Board believe that our compensation practices effectively implement our guiding principles. This is evidenced by our company's strong financial performance in 2017, as discussed in the Compensation Discussion and Analysis section.

The say-on-pay vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the principles, policies and practices described in this Proxy Statement.

Approval of this proposal requires approval by holders of a majority of the shares represented in person or by proxy and entitled to vote at the Annual Meeting. Abstentions will be treated as votes against this proposal. If you are a street name shareholder and you do not provide your brokerage firm with voting instructions, your brokerage firm may not cast votes with respect to the shares that you beneficially own. These broker non-votes will have no effect on the vote.

The following resolution is submitted for shareholder vote at the Annual Meeting:

"RESOLVED, that the shareholders approve, on a non-binding advisory basis, the compensation of its named executive officers as disclosed in the proxy statement for the 2018 Annual General Meeting of Shareholders pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, the Summary Compensation Table and other related tables and disclosures."

While this vote is required by law, the result will not be binding on our company, the Board or the Compensation Committee, will not overrule any decisions made by the Board or the Compensation Committee, and will not require the Board or the Compensation Committee to take any specific action. Nevertheless, the Board and the Compensation Committee value the opinions of our shareholders and will carefully consider the outcome of the vote when making future compensation decisions for our NEOs. In particular, to the extent there is any significant vote against our NEOs' compensation as disclosed in this Proxy Statement, we will consider our shareholders' concerns, and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

THE BOARD RECOMMENDS A VOTE "FOR" THE ADVISORY VOTE
TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION.

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PROPOSAL 3—NON-BINDING ADVISORY VOTE TO APPROVE THE PREFERRED FREQUENCY OF VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

As described in Proposal 2 above, in accordance with Exchange Act Section 14A, our shareholders are being provided the opportunity to cast an advisory vote on our executive compensation program. The advisory vote on executive compensation described in Proposal 2 above is referred to as a "say-on-pay" vote. As required by Exchange Act Section 14A, this Proposal 3 affords shareholders the opportunity to cast an advisory vote on how often we should include a say-on-pay vote in our proxy materials for future annual shareholder meetings (or a special shareholder meeting for which our company must include executive compensation information in the proxy statement for that meeting). Under this Proposal 3, shareholders may vote on a non-binding basis to have the say-on-pay vote every year, every two years, or every three years. In addition, shareholders may abstain from voting on this Proposal 3. Exchange Act Section 14A requires our company to hold an advisory vote on the frequency of the say-on-pay vote at least once every six years.

We believe that say-on-pay votes should be conducted every year so that shareholders can provide us with direct and timely input on our executive compensation program. While our executive compensation program is designed to promote a long-term connection between pay and performance, the Board recognizes that executive compensation disclosures are made annually and holding an annual advisory vote on executive compensation provides us with more direct and immediate feedback on our compensation disclosures. However, shareholders should note that because the advisory vote on executive compensation occurs well after the beginning of the compensation year, and because the different elements of our executive compensation programs are designed to operate in an integrated manner and to complement one another, in many cases it may not be feasible to change our executive compensation programs in consideration of any one year's advisory vote on executive compensation before the following year's annual general meeting of shareholders.

The proxy card provides shareholders with the opportunity to choose among four options (1 year, 2 years, 3 years, or abstain) and, therefore, shareholders will not be voting to approve or disapprove the recommendation of the Board. Approval of this proposal requires approval by holders of a majority of the shares represented in person or by proxy and entitled to vote at the Annual Meeting. Because this proposal has three possible substantive responses (1 year, 2 years or 3 years), if none of the frequency alternatives receives the vote of the holders of a majority of the shares present, then we will consider shareholders to have approved the frequency selected by holders of a plurality of the shares present. Abstentions will be treated as votes against this proposal. If you are a street name shareholder and you do not provide your brokerage firm with voting instructions, your brokerage firm may not cast votes with respect to the shares that you beneficially own. These broker non-votes will have no effect on the vote.

The following resolution is submitted for shareholder vote at the Annual Meeting:

"RESOLVED, that the shareholders hereby approve, on an advisory basis, that Venator Materials PLC provide shareholders with the opportunity to vote to approve the compensation of Venator Materials PLC's named executive officers every year, every two years or every three years."

Please note that this vote is advisory and not binding on our company or the Board in any way. The Board and the Compensation Committee will take into account the outcome of the vote, however, when considering the frequency of future advisory votes on executive compensation. The Board may decide now or in the future that it is in the best interests of our shareholders and our company to hold an advisory vote on executive compensation on a different frequency than the frequency receiving the most votes cast by our shareholders.

THE BOARD RECOMMENDS A VOTE "FOR" THE OPTION OF "1 YEAR"
AS THE PREFERRED FREQUENCY FOR ADVISORY VOTES ON EXECUTIVE COMPENSATION

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PROPOSAL 4—VOTE TO RECEIVE THE ANNUAL REPORT AND ACCOUNTS

Along with this Proxy Statement, we are providing our Annual Report and Accounts which are contained in Appendix A to this Proxy Statement.

Under the Act, we are required to present the Annual Report and Accounts at the Annual Meeting, which include the audited annual accounts and related directors' and auditor's reports for the year ended December 31, 2017 and we are providing our shareholders at the Annual Meeting an opportunity to receive the Annual Report and Accounts. The Annual Report and Accounts will be delivered to the Registrar of Companies in the U.K. following the Annual Meeting.

We will also provide our shareholders an opportunity at the Annual Meeting to ask relevant questions of the representative of Deloitte in attendance at the Annual Meeting.

The following resolution is submitted for shareholder vote at the Annual Meeting:

"RESOLVED, that the shareholders hereby approve, on an advisory basis, the receipt of Venator Materials PLC's annual report and accounts for the year ended December 31, 2017, together with the reports of the directors and the auditors thereon."

Please note that this vote is advisory and not binding on our company or the Board in any way.

THE BOARD RECOMMENDS A VOTE "FOR" THE ADVISORY APPROVAL TO RECEIVE
THE ANNUAL REPORT AND ACCOUNTS FOR YEAR ENDED DECEMBER 31, 2017.

PROPOSAL 5—VOTE TO APPROVE THE DIRECTORS' REMUNERATION POLICY

All English-incorporated companies that are "quoted companies" under the Act are required to prepare a directors' remuneration report for each financial year which is to be included in its annual report and accounts. Our directors' remuneration report in the Annual Report and Accounts comprises (i) a report on how the remuneration policy was implemented for the year ended December 31, 2017 and (ii) a forward-looking directors' remuneration policy which is subject to a binding shareholders' vote by ordinary resolution at least once every three years.

We are asking shareholders to approve our prospective directors' remuneration policy, which is set out on pages 12 to 32 of the directors' remuneration report contained in the Annual Report and Accounts contained in Appendix A to this Proxy Statement. It describes our forward-looking policy on directors' remuneration, including the components of the remuneration of our executive and non-executive directors and information on the provision of payments for loss of office to our CEO currently in place under severance arrangements. We believe that our directors' remuneration policy will serve to attract, motivate and retain key executives who are important to our long-term success.

We encourage shareholders to read the directors' remuneration policy as set out on pages 12 to 32 of the directors' remuneration report contained in the Annual Report and Accounts contained in Appendix A to this Proxy Statement. In accordance with the Act, the directors' remuneration policy has been approved by and signed on behalf of the Board.

The following resolution is submitted for shareholder vote at the Annual Meeting:

"RESOLVED, that the shareholders hereby approve the directors' remuneration policy as set out on pages 12 to 32 of the directors' remuneration report as included in Venator Materials PLC's annual report and accounts for the year ended December 31, 2017."

If the directors' remuneration policy is approved at the Annual Meeting, it will take effect immediately and will be valid for three financial years without the need for new shareholder approval. All payments by us to our directors and former directors (in their capacity as directors) will be made in accordance with the directors' remuneration policy, unless a payment has been separately approved by the shareholders.

If the directors' remuneration policy is not approved at the Annual Meeting, we will incur additional expenses to comply with English law as we will be required to hold additional shareholder meetings until the policy is approved. In addition, if the directors' remuneration policy is not approved, we may not be able to pay expected compensation to our directors which could materially harm our ability to retain top executive and non-executive directors and manage our business.

THE BOARD RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE DIRECTORS' REMUNERATION
POLICY AS CONTAINED IN THE DIRECTORS' REMUNERATION REPORT.

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PROPOSAL 6—NON-BINDING ADVISORY VOTE TO APPROVE THE DIRECTORS' REMUNERATION REPORT (OTHER THAN THE PART CONTAINING THE DIRECTORS' REMUNERATION POLICY) FOR THE YEAR ENDED DECEMBER 31, 2017

As stated previously, as a "quoted company" for the purposes of the Act, we are required to prepare a directors' remuneration report which is to be included in our annual report and accounts and which describes how the remuneration policy was implemented in the previous year.

The directors' remuneration report is subject to an advisory shareholder vote on an annual basis and we are asking our shareholders to approve, on a non-binding advisory basis, the directors' remuneration report (other than the part containing the directors' remuneration policy) for the year ended December 31, 2017. The directors' remuneration report has been approved by and signed on behalf of the Board and will be delivered to the Registrar of Companies in the U.K. following the Annual Meeting.

This proposal is similar to proposal 2 in respect of the compensation of our NEOs, however, the directors' remuneration report solely considers the remuneration of our executive and non-executive directors as is required under the Act.

We encourage shareholders to read the directors' remuneration report, which can be found in pages 24 to 32 of the Annual Report and Accounts contained in Appendix A to this Proxy Statement.

The following resolution is submitted for shareholder vote at the Annual Meeting:

"RESOLVED, that the shareholders hereby approve, on an advisory basis, the directors' remuneration report (other than the part containing the directors' remuneration policy) for the year ended December 31, 2017 as included in Venator Materials PLC's annual report and accounts for the year ended December 31, 2017."

Please note that this vote is advisory and not binding on our company or the Board in any way. Our directors' entitlement to receive remuneration is not conditional on it and payments made or promised to directors will not have to be repaid, reduced, or withheld in the event that the resolution is not passed.

The resolution and vote are a means of providing shareholder feedback to the Board. The Board values shareholders' feedback, and the Compensation Committee will review and consider the outcome of the vote in connection with its ongoing review of our executive director and non-executive director compensation programs.

THE BOARD RECOMMENDS A VOTE "FOR" THE ADVISORY APPROVAL OF THE DIRECTORS'
REMUNERATION REPORT (OTHER THAN THE PART CONTAINING THE DIRECTORS' REMUNERATION
POLICY) FOR THE YEAR ENDED DECEMBER 31, 2017 AS INCLUDED IN THE ANNUAL REPORT AND ACCOUNTS.

PROPOSAL 7—RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed Deloitte to serve as our independent registered public accounting firm and to audit our consolidated financial statements for the fiscal year ending December 31, 2018. The Audit Committee has been advised by Deloitte that neither the firm, nor any member of the firm, has any financial interest, direct or indirect, in any capacity in us or our subsidiaries. As a matter of good corporate governance, the Audit Committee has determined to submit its selection of Deloitte to shareholders for ratification.

The proposal to ratify the appointment of Deloitte as our independent registered public accounting firm in the U.S. will require approval by holders of a majority of the shares represented in person or by proxy and entitled to vote at the Annual Meeting. Abstentions will be treated as votes against this proposal. If you hold your shares in street name and do not provide timely voting instructions, your broker may exercise discretionary authority, thereby avoiding a broker non-vote.

If the selection of the independent registered public accounting firm is not ratified, the Audit Committee will reconsider its selection. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time if the Audit Committee believes that such a change would be in the best interest of our company and our shareholders.

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One or more representatives of Deloitte are expected to attend the Annual Meeting and will be available to respond to appropriate questions and, if they desire, will have an opportunity to make a statement.

The following resolution is submitted for shareholder vote at the Annual Meeting:

"RESOLVED, that the appointment of Deloitte & Touch LLP as the independent registered public accounting firm of Venator Materials PLC in the U.S. for the year ending December 31, 2018 be, and it hereby is, ratified and approved."

THE BOARD RECOMMENDS A VOTE "FOR" THE RATIFICATION OF
THE APPOINTMENT OF DELOITTE AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING
FIRM IN THE U.S.FOR THE YEAR ENDING DECEMBER 31, 2018.

PROPOSAL 8—RE-APPOINTMENT OF OUR U.K. STATUTORY AUDITOR

The statutory auditor of an English-incorporated company is responsible for conducting the statutory audit of such company's U.K. statutory accounts in accordance with the Act.

Under the Act, our U.K. statutory auditor must be appointed at each meeting at which the annual report and accounts are presented to shareholders. Our current U.K. statutory auditor is Deloitte U.K. and our Audit Committee has approved their re-appointment to serve as our U.K. statutory auditor for 2018. We are asking shareholders to approve the re-appointment of Deloitte U.K. to hold office from the conclusion of the Annual Meeting until the next annual general meeting at which the annual report and accounts are laid.

The following resolution is submitted for shareholder vote at the Annual Meeting:

"RESOLVED, that the re-appointment of Deloitte LLP as Venator Materials PLC's U.K. statutory auditor under the U.K. Companies Act 2006, to hold office from the conclusion of the annual general meeting held on May 31, 2018 until the next annual general meeting at which the annual report and accounts are laid be, and it hereby is, approved.

If the re-appointment of Deloitte U.K. as our U.K. statutory auditor is not approved at the Annual Meeting, the Board may appoint an auditor to fill the vacancy.

THE BOARD RECOMMENDS A VOTE "FOR" THE RE-APPOINTMENT OF
DELOITTE U.K. AS OUR U.K. STATUTORY AUDITOR TO HOLD OFFICE UNTIL THE CONCLUSION OF
THE NEXT ANNUAL GENERAL MEETING AT WHICH THE ANNUAL REPORT AND ACCOUNTS ARE LAID.

PROPOSAL 9—AUTHORIZATION OF THE BOARD OR THE AUDIT COMMITTEE TO DETERMINE THE REMUNERATION OF DELOITTE U.K. AS OUR U.K. STATUTORY AUDITOR

Under the Act, the remuneration of our U.K. statutory auditor must be fixed in a general meeting or in such manner as may be determined in a general meeting.

We are asking our shareholders to authorize the Board to determine the remuneration of Deloitte U.K. in its capacity as our U.K. statutory auditor. It is proposed that, going forward, the Board would delegate this authority to determine the remuneration of our U.K. statutory auditor to the Audit Committee in accordance with the Board's procedures and applicable law.

The following resolution is submitted for shareholder vote at the Annual Meeting:

"RESOLVED, that the directors on the board of, or the Audit Committee of, Venator Materials PLC be, and they hereby are, authorized to determine Deloitte LLP's remuneration as Venator Materials PLC's U.K. statutory auditor."

THE BOARD RECOMMENDS A VOTE "FOR" THE AUTHORIZATION OF THE BOARD OR
THE AUDIT COMMITTEE TO DETERMINE THE REMUNERATION OF
DELOITTE U.K. AS OUR U.K. STATUTORY AUDITOR.

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PROPOSAL 10—VOTE TO APPROVE THE FORMS OF SHARE REPURCHASE CONTRACT AND THE REPURCHASE COUNTERPARTIES

We have determined that we may return value to our shareholders through share repurchases. Under the Act, we may only repurchase our ordinary shares in accordance with specific procedures for "off-market purchases" of such ordinary shares because, for the purposes of the Act, any repurchase of our ordinary shares through the NYSE constitutes an "off-market" transaction." As such, these repurchases may only be made pursuant to a form or forms of share repurchase contract approved by our shareholders. In addition, we may only conduct share repurchases on the NYSE through counterparties approved by our shareholders. These approvals, if granted, will be valid for five years. We intend to seek authorization for share repurchase contracts and repurchase counterparties annually.

Approval of the forms of repurchase contract and the counterparties are not an approval of the amount or timing of any repurchase activity. There cannot be any assurance as to whether we will repurchase any of our ordinary shares, the amount of any such repurchases or the prices at which such repurchases may be made. Any repurchases of our ordinary shares carried out through the NYSE pursuant to this authority would be conducted in accordance with all applicable U.S. and U.K. securities laws.

The Board considers it to be desirable for this authority to be available to provide flexibility in the management of our capital resources and we are asking our shareholders to approve of two forms of share repurchase contract (the "Share Repurchase Contracts"):

•
The form of agreement attached as Appendix C to this Proxy Statement provides that the counterparty will purchase ordinary shares on the NYSE at such prices and in such quantities as we may instruct from time to time, subject to the limitations set forth in Rule 10b-18 of the Exchange Act. The agreement provides that the counterparty will purchase the ordinary shares as principal and sell any ordinary shares purchased to us in record form.

•
The form of agreement attached as Appendix D to this Proxy Statement is a form of repurchase plan that we may enter into from time to time to purchase a specified dollar amount of ordinary shares on the NYSE each day if the ordinary shares are trading below a specified price. The amount to be purchased each day, the limit price and the total amount that may be purchased under the agreement will be determined at the time the plan is executed. The agreement provides that the counterparty will purchase the ordinary shares as principal and sell any ordinary shares purchased to us in record form.

We may only enter into the Share Repurchase Contracts with counterparties approved by our shareholders and we therefore seek approval from our shareholders to conduct repurchases through any of the following counterparties (or their subsidiaries or affiliates from time to time):

•
Bank of America

•
Citigroup Global Markets Inc.

•
Goldman, Sachs & Co. LLC

•
HSBC Securities

•
J.P. Morgan Securities LLC

Copies of the Share Repurchase Contracts and the list of repurchase counterparties will be made available for shareholders to inspect at Venator's registered office at Titanium House, Hanzard Drive, Wynyard, TS22 5FD, United Kingdom from the period from the date of this Proxy Statement and ending on the date of the Annual Meeting. Copies of the Share Repurchase Contracts and the list of repurchase counterparties will also be available for inspection at the Annual Meeting.

The following resolution is submitted for shareholder vote at the Annual Meeting:

"RESOLVED, that the forms of share repurchase contract and the repurchase counterparties included in the proxy statement in relation to the 2018 annual general meeting of Venator Materials PLC be, and each hereby is, approved."

If this proposal is approved at the Annual Meeting, we may repurchase our ordinary shares on the NYSE pursuant to the forms of repurchase contract attached as Appendix C and Appendix D to this Proxy Statement with the approved repurchase counterparties until the fifth anniversary of the Annual Meeting. The Board will exercise this power only when, in light of market conditions prevailing at the time, it believes that the effect of such purchases will be in the best interests and to the corporate

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benefit of shareholders generally. In addition, other investment opportunities, appropriate gearing levels and the overall position of Venator and its subsidiaries will be taken into account when determining whether to exercise this authority.

If the forms of the Share Repurchase Contract and repurchase counterparties are not approved at the Annual Meeting, in order for us to repurchase our ordinary shares on the NYSE, we would be required to seek shareholder approval of the form or forms of repurchase contract and the repurchase counterparties at a future annual general meeting.

THE BOARD RECOMMENDS A VOTE "FOR" THE FORMS OF SHARE PURCHASE CONTRACT
CONTAINED IN APPENDIX C AND APPENDIX D TO THIS PROXY STATEMENT AND
THE REPURCHASE COUNTERPARTIES.

PROPOSAL 11—VOTE TO APPROVE THE FORM OF SHARE REPURCHASE CONTRACT WITH HUNTSMAN

As discussed in Proposal 10, we have determined that we may return value to our shareholders through share repurchases. If Proposal 10 is approved at the Annual Meeting, we would be authorized to repurchase our ordinary shares through the NYSE (until the fifth anniversary of the Annual Meeting) from those counterparties listed in Proposal 10.

Notwithstanding that the ordinary shares held by Huntsman, our majority shareholder, through its subsidiary Huntsman Holdings are not listed on the NYSE, any repurchase by us of our ordinary shares from Huntsman Holdings is an "off-market" transaction for the purposes of the Act. Accordingly, we are seeking shareholder approval as required under the Act, which will provide the Company with the flexibility to repurchase our ordinary shares from Huntsman Holdings if we deem it appropriate in the future.

Repurchasing ordinary shares from Huntsman Holdings may be beneficial to us (i) as an accretive and value-enhancing form of capital management, (ii) for the purpose of reducing our ownership by Huntsman Holdings without decreasing our public ownership, or (iii) to maintain parity of Huntsman Holding's current ownership percentage as we repurchase our ordinary shares pursuant to Proposal 10.

As an "off-market" transaction under the Act, any repurchase of our ordinary shares from Huntsman Holdings may only be made pursuant to a form of contract approved by our shareholders and this approval, if granted, will remain in effect for up to five years. Accordingly, we believe it is prudent to seek approval from our shareholders to provide us with the flexibility to purchase our ordinary shares from Huntsman Holdings over the next five years and we are asking our shareholders to approve a form of share repurchase contract to be entered into between the Company and Huntsman Holdings attached as Appendix E to this Proxy Statement (the "Huntsman Purchase Agreement") up to an aggregate of 10,640,112 ordinary shares (the "Shares") at such prices and in such quantities as the Company may instruct from time to time

A separate repurchase contract will be executed prior to any Huntsman Holdings repurchase; however any contract executed will be in the form of the Huntsman Purchase Agreement as attached as Appendix E to this Proxy Statement. In addition to being attached to this Proxy Statement, a copy of the Huntsman Purchase Agreement will be made available for shareholders to inspect at Venator's registered office at Titanium House, Hanzard Drive, Wynyard, TS22 5FD, United Kingdom from the period from the date of this Proxy Statement and ending on the date of the Annual Meeting and will also be available for inspection at the Annual Meeting. There can be no assurance as to whether we will purchase any of our own ordinary shares from Huntsman Holdings under the Huntsman Purchase Agreement or as to the amount of any such repurchases.

Huntsman Holdings, as our majority shareholder, is a related party of Venator. Any Huntsman Purchase Agreement executed at a time during which Huntsman Holdings is a related party will require prior approval from our Audit Committee, consistent with the procedures set forth in our Related Party Transactions policy. In such circumstances, we will obtain Audit Committee approval prior to executing a Huntsman Purchase Agreement.

The following resolution is submitted for shareholder vote at the Annual Meeting:

"RESOLVED, that the form of share repurchase contract with Huntsman Holdings (Netherlands) B.V. included in the proxy statement in relation to the 2018 annual general meeting of Venator Materials PLC be, and it hereby is, approved."

In accordance with section 695(3) of the Act, the resolution will not be effective if Huntsman Holdings exercises any of the voting rights attaching to the ordinary shares owned by it which are subject to repurchase in the vote on the resolution. Huntsman Holdings will not vote the Shares proposed to be purchased pursuant to this proposal. If this proposal is approved at the Annual Meeting, (i) combined with the approval of Proposal 10, we would have the ability to effectively manage our capital structure to provide the maximum benefit to shareholders and (ii) our Board may decide to use corporate resources to purchase our ordinary shares from Huntsman Holdings pursuant to the Huntsman Purchase Agreement rather than for other general working capital purposes or investments in Venator. Such repurchase of our ordinary shares from Huntsman Holdings pursuant

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to the Huntsman Purchase Agreement can be made until the fifth anniversary of the Annual Meeting. Notwithstanding the foregoing, we will always require the approval of our Audit Committee prior to executing a Huntsman Purchase Agreement at any time during which Huntsman Holdings is a related party.

If the form of the Huntsman Purchase Agreement is not approved at the Annual Meeting, in order for us to repurchase our ordinary shares from Huntsman Holdings, we would be required to seek shareholder approval of the form of repurchase contract at a future annual general meeting.

THE BOARD RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE FORM OF SHARE REPURCHASE
CONTRACT CONTAINED IN APPENDIX E TO THIS PROXY STATEMENT.

PROPOSAL 12—AUTHORIZE VENATOR AND ITS SUBSIDIARIES TO MAKE POLITICAL DONATIONS AND INCUR POLITICAL EXPENDITURE

Part 14 of the Act prohibits our company and our subsidiaries from making a political donation to a political party, a political organization or an independent election candidate, or from incurring political expenditure, unless the donation or expenditure is authorized by way of a shareholder resolution.

We maintain a policy prohibiting donations to political organizations or incurring political expenditure without Board approval. However, as a result of the wide definition in the Act of matters constituting political donations and political expenditure, we nevertheless wish to ensure that neither our company, nor any company that is or becomes a subsidiary at any time during which the period for which this resolution is effective, inadvertently makes a political donation or incurs political expenditure which would breach the Act. We are therefore asking shareholders to provide authorization in the event of a donation or expenditure that would require prior shareholder approval under the Act.

This proposal does not purport to authorize any particular donation or expenditure but is expressed in general terms as required by the Act.

For the purposes of this proposal, "political donation," "political parties," "independent election candidates," "political organization" and "political expenditure" have the meanings given to them in sections 363 to 365 of the Act.

The following resolution is submitted for shareholder vote at the Annual Meeting:

"RESOLVED, that Venator Materials PLC (and any company that is or becomes its subsidiary at any time during which the period for which this resolution is effective), in accordance with sections 366 and 367 of the U.K. Companies Act 2006, be, and each hereby is, authorized to:

•
make political donations to political parties or independent election candidates not exceeding $150,000 in aggregate;

•
make political donations to political organizations other than political parties not exceeding $150,000 in aggregate; and

•
incur political expenditure not exceeding $150,000 in the aggregate,

during the period beginning on the date of the passing of this resolution and expiring at our next annual general meeting, provided that the maximum amounts referred to above may comprise sums in different currencies which shall be converted at such rate as our Board may, in their absolute discretion, determine to be appropriate."

If this proposal is approved at the Annual Meeting, our company (and any company that is or becomes its subsidiary at any time during which the period for which this resolution is effective) will be permitted to make political donations or to incur political expenditure up to the aggregate amounts identified above until our next annual general meeting.

If this proposal does not receive the required shareholder approval at the Annual Meeting, we will continue to ensure that our company and our subsidiaries do not inadvertently commit any breaches of Part 14 of the Act.

THE BOARD RECOMMENDS A VOTE "FOR" THE AUTHORIZATION OF VENATOR AND ITS SUBSIDIARIES
TO MAKE POLITICAL DONATIONS AND INCUR POLITICAL EXPENDITURE.

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SHAREHOLDER PROPOSALS AND DIRECTOR NOMINATIONS FOR THE 2019 ANNUAL GENERAL MEETING

SHAREHOLDER PROPOSALS TO BE INCLUDED IN NEXT YEAR'S PROXY STATEMENT

Pursuant to the various rules promulgated by the SEC, shareholders interested in submitting a proposal for inclusion in our proxy materials and for presentation at the 2019 annual general meeting may do so by following the procedures set forth in Rule 14a-8 under the Exchange Act. In general, to be eligible for inclusion in our proxy materials, shareholder proposals must be received by our Corporate Secretary at our principal executive offices, located at Titanium House, Hanzard Drive, Wynyard, TS22 5FD, United Kingdom, no later than December 27, 2018.

DIRECTOR NOMINATIONS AND SHAREHOLDER PROPOSALS FOR PRESENTATION AT THE 2019 ANNUAL GENERAL MEETING

Shareholder Nominations and Proposals under our Articles of Association

Our Articles provide for an advance notice procedure outside of Rule 14a-8 for shareholders who wish to nominate persons for election to the Board or propose business to be properly brought before the 2019 annual general meeting, notice of such nominations and proposals must be delivered to our Corporate Secretary (c/o Corporate Secretary, Venator Materials PLC, Titanium House, Hanzard Drive, Wynyard, TS22 5FD, United Kingdom or to CorporateSecretary@venatorcorp.com) not earlier than the close of business on the 120th calendar day prior to the anniversary of the Annual Meeting nor later than the close of business on the 90th calendar day prior to the anniversary of the Annual Meeting. In other words, any notice given by or on behalf of a shareholder pursuant to our Articles (and not pursuant to Rule 14a-8 under the Exchange Act) must be submitted to our Corporate Secretary no earlier than Thursday, January 31, 2019 and no later than Saturday, March 2, 2019.

If the date of our 2019 annual general meeting changes by more than 30 calendar days before May 31, 2019 or more than 70 calendar days after May 31, 2019, then shareholder nominations and proposals must be received not earlier than the close of business on the 120th calendar day prior to the date of the 2019 annual general meeting and not later than the close of business on the later of (i) the 90th calendar day prior to the date of the 2019 annual general meeting or (ii) if the first public announcement of our 2019 annual general meeting is less than 100 days prior to the date of the 2019 annual general meeting, the 10th calendar day following the calendar day on which public announcement of the date of the 2019 annual general meeting is first made by us.

We advise that our shareholders review our Articles, specifically Article 46, which contain further information about, and additional requirements of, shareholder nominations and proposals.

Shareholder Nominations and Proposals under the Act

In addition to Rule 14a-8 and our Articles, the Act, specifically section 338 thereof, provides that (i) shareholders representing 5% or more of the total voting rights of all shareholders (excluding voting rights attached to any treasury shares) or (ii) 100 or more persons (being either (A) members who have a right to vote at the 2019 annual general meeting and hold shares in our company on which there has been paid up an average sum, per shareholder, of at least £100 or (B) persons satisfying the requirements set out in section 153(2) of the Act) have the right to require us to give shareholders notice of a resolution which may properly be moved and is intended to be moved at the 2019 annual general meeting.

Such requests, made by the requisite number of shareholders, must be received by us not later than six weeks before the 2019 annual general meeting or, if later, the date at which notice of the 2019 annual general meeting is given. In addition, requests may be in hard copy form or in electronic form, must identify the resolution of which notice is to be given and must be authenticated by the person or persons making it.

Requests are to be submitted to our Corporate Secretary (c/o Corporate Secretary, Venator Materials PLC, Titanium House, Hanzard Drive, Wynyard, TS22 5FD, United Kingdom or to CorporateSecretary@venatorcorp.com).

Pursuant to section 338 of the Act, a resolution will not be moved if (i) it would, if passed, be ineffective (whether by reason of inconsistency with any enactment or our constitution or otherwise); (ii) it is defamatory of any person; or (iii) it is frivolous or vexatious.

For additional information about shareholder nominations and proposals, see "Corporate Governance—Director Nomination Process."

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PART 8	ADDITIONAL INFORMATION

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table presents information regarding beneficial ownership of our ordinary shares as of April 20, 2018 by:

•
each person who we know owns beneficially more than 5% of our ordinary shares;

•
each of our directors and nominees;

•
each of our NEOs; and

•
all of our executive officers and directors as a group.

Under the regulations of the SEC, shares are generally deemed to be "beneficially owned" by a person if the person directly or indirectly has or shares voting power or investment power (including the power to dispose) over the shares, whether or not the person has any pecuniary interest in the shares, or if the person has the right to acquire voting power or investment power of the shares within 60 days, including through the exercise of any option, warrant or right. In accordance with the regulations of the SEC, in computing the number of ordinary shares beneficially owned by a person and the percentage ownership of such person, we deemed to be outstanding all ordinary shares subject to options or other rights held by the person that are currently exercisable or exercisable within 60 days of April 20, 2018. We did not deem such shares outstanding, however, for the purpose of determining the shareholders entitled to notice of or to vote at the Annual Meeting.

	Ordinary shares Beneficially Owned(1)

Name of Beneficial Owner	Shares	Percent(2)

5% OR MORE BENEFICIAL OWNERS:

Huntsman Corporation(3)	56,452,957	53.1%

DIRECTORS AND EXECUTIVE OFFICERS

Peter R. Huntsman(4)	20,745	*

Sir Robert J. Margetts(4)	10,745	*

Douglas D. Anderson(4)	10,745	*

Daniele Ferrari(4)	10,745	*

Kathy D. Patrick(5)	15,299	*

Simon Turner(6)	74,321	*

Kurt Ogden(7)	36,670	*

Russ Stolle(8)	41,281	*

Jan Buberl(9)	42,239	*

Mahomed Maiter(10)	29,037	*

ALL DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP (12 persons)(11)	328,095	*

*
Less than 1%

(1)
The address of each beneficial owner is c/o Venator Materials PLC, Titanium House, Hanzard Drive, Wynyard, TS22 5FD, United Kingdom and such beneficial owner has sole voting and dispositive power over such shares.

(2)
Based upon an aggregate of 106,401,124 ordinary shares outstanding on April 20, 2018.

(3)
As reported in Schedule 13G filed with the SEC on February 14, 2018. Represents ordinary shares held of record by Huntsman Holdings. Huntsman Holdings is a subsidiary owned by (i) Huntsman International LLC ("Huntsman International"), which is a direct wholly-owned subsidiary of Huntsman, and (ii) Huntsman International Financial LLC, which is a direct wholly-owned subsidiary of Huntsman International. The address of Huntsman Corporation is 10003 Woodloch Forest Drive, The Woodlands, Texas, 77380.

(4)
Includes 10,745 vested share units, the shares underlying which will be deliverable upon termination of service.

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VENATOR MATERIALS PLC : PROXY STATEMENT
(5)
Includes 10,799 vested share units, the shares underlying which will be deliverable upon termination of service.

(6)
Includes options to purchase 57,446 shares of common stock that are exercisable within 60 days of April 20, 2018.

(7)
Includes options to purchase 28,699 shares of common stock that are exercisable within 60 days of April 20, 2018.

(8)
Includes options to purchase 32,331 shares of common stock that are exercisable within 60 days of April 20, 2018.

(9)
Includes options to purchase 24,237 shares of common stock that are exercisable within 60 days of April 20, 2018.

(10)
Includes options to purchase 24,237 shares of common stock that are exercisable within 60 days of April 20, 2018.

(11)
Includes options to purchase a total of 197,358 shares of common stock that are exercisable within 60 days of April 20, 2018, and a total of 43,034 vested share units, the shares underlying which will be delivered to the applicable holder upon termination of service.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and executive officers, among others, to file with the SEC and the NYSE an initial report of ownership of our ordinary shares on Form 3 and reports of changes in ownership on Form 4 or Form 5. Persons subject to Section 16 are required by SEC regulations to furnish us with copies of all Section 16 forms that they file related to Venator stock transactions. Under SEC rules, certain forms of indirect ownership and ownership of our ordinary shares by certain family members are covered by these reporting requirements. As a matter of practice, our administrative staff assists our directors and executive officers in preparing initial ownership reports and reporting ownership changes and typically files these reports on their behalf.

Based solely on a review of the reports furnished to us or written representations from reporting persons that all reportable transactions were reported, we believe that during 2017 all of our executive officers, directors and greater than 10% holders filed the reports required to be filed under Section 16(a) on a timely basis under Section 16(a), other than Jan Buberl, for whom a late Form 4 was filed in connection with the vesting of restricted stock units.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

POLICIES AND PROCEDURES

Effective August 1, 2017, the Board adopted a Related Party Transactions Policy, which includes the procedures for review, approval and monitoring of transactions involving our company and "related persons" (directors, executive officers, shareholders owning five percent or greater of our ordinary shares, or their respective immediate family members). The policy covers any transaction involving amounts exceeding $120,000 in which a related person has a direct or indirect material interest.

The Compensation Committee reviews and approves all compensation paid to family members of directors and executive officers. All other related person transactions must be approved by the Audit Committee, which will approve the transaction only if it determines that the transaction is in, or is not inconsistent with, our interests. In evaluating the transaction, the Audit Committee will consider all relevant factors, including as applicable (1) the benefit to us in entering into the transaction; (2) the alternatives to entering into a related person transaction; and (3) whether the transaction is on terms comparable to those available to third parties. If a director is involved in the transaction, he or she will be recused from all discussions and decisions about the transaction. The transaction must be approved in advance of its consummation. The Audit Committee will periodically monitor the transaction to ensure that there are no changed circumstances that would render it advisable, or not inconsistent with such circumstances, to amend or terminate the transaction and will review the transaction annually to determine whether it continues to be in our interests.

The Compensation Committee approves the 2017 compensation decisions described below. The Audit Committee approves all other transactions described below, in accordance with the Related Party Transactions Policy, and continues to monitor arrangements described below consistent with the Related Party Transactions Policy.

TRANSACTIONS

Our Relationship with Huntsman

Prior to the Separation and our IPO, all of our outstanding ordinary shares were indirectly owned by Huntsman. Currently, Huntsman, through a wholly owned subsidiary, owns approximately 53.1% of our outstanding ordinary shares.

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Prior to and in preparation for the completion of our IPO, Huntsman and its subsidiaries completed an internal reorganization in order to transfer to us the entities, assets, liabilities and obligations that we now hold following the Separation of our business from Huntsman's other businesses. Among other things and subject to limited exceptions, the internal reorganization resulted in us owning, directly or indirectly, the operations comprising, and the entities that conduct, the Titanium Dioxide and Performance Additives business.

In addition, we and Huntsman entered into a separation agreement to effect the Separation of our business from Huntsman following our IPO. The separation agreement includes provisions to address the impact, if any, of Huntsman's pending lawsuit against Rockwood, and the insurance proceeds and reconstruction costs relating to the January 2017 Pori facility fire.

We also entered into ancillary agreements with Huntsman that govern certain interactions, including with respect to employee matters, tax matters, transition services and registration rights. In addition, in anticipation of our IPO, two of our subsidiaries issued Senior Notes and we entered into the Senior Credit Facilities. We refer to the internal reorganization prior to our IPO, the Separation transactions initiated to separate the Venator business from Huntsman's other businesses, including the entry into and effectiveness of the Separation agreement and ancillary agreements, and the Senior Credit Facilities and Senior Notes, including the use of the net proceeds of the Senior Credit Facilities and the Senior Notes, which were used to repay intercompany debt we owed to Huntsman and to pay related fees and expenses, as the "Separation." The terms of these agreements may be more or less favorable to us than if they had been negotiated with unaffiliated third parties.

Arrangements between Huntsman and Our Company

This section provides a summary description of agreements entered into between Huntsman and us in connection with our IPO (including our separation from Huntsman) and our relationship with Huntsman thereafter. This description of the agreements between Huntsman and us is a summary and, with respect to each such agreement, is qualified by reference to the terms of the agreement, each of which has been filed with the SEC. We urge you to read the full text of these agreements. We entered into these agreements with Huntsman immediately prior to the completion of our IPO and the Separation; accordingly, we entered into these agreements with Huntsman in the context of our relationship as a wholly-owned subsidiary of Huntsman. Huntsman determined the terms of these agreements, which may be more or less favorable to us than if they had been negotiated with unaffiliated third parties.

Separation Agreement

The separation agreement governs the terms of the Separation of the Titanium Dioxide and Performance Additives business from Huntsman's other businesses. Generally, the Separation agreement includes the agreements of Huntsman and us on the steps taken to complete the Separation, including the assets and rights transferred, liabilities assumed or retained, contracts assigned and related matters. The separation agreement provides for Huntsman and us to transfer specified assets and liabilities between the two companies to separate the Titanium Dioxide and Performance Additives business from Huntsman's remaining businesses. As a result of this transfer, we now own all assets primarily related to the Titanium Dioxide and Performance Additives business, including the assets reflected on our balance sheet as of September 30, 2017, other than assets disposed of after such date. We are also responsible for all liabilities, including environmental liabilities, to the extent relating to the operation or ownership of the Titanium Dioxide and Performance Additives business (including liabilities related to discontinued businesses that were part of the Titanium Dioxide and Performance Additives business prior to being discontinued) or any of the assets allocated to us in the Separation, as well as all liabilities arising out of, relating to or resulting from the Senior Notes offering and the Senior Credit Facilities, or reflected as liabilities on our balance sheet as of September 30, 2017, subject to the discharge of any such liabilities after September 30, 2017. Huntsman retained all other assets and liabilities relating to its other businesses, including assets and liabilities related to discontinued businesses (other than those businesses that were a part of the Titanium Dioxide and Performance Additives business prior to being discontinued).

Unless otherwise provided in the Separation agreement or any of the ancillary agreements, all assets were transferred on an "as is, where is" basis.

The separation agreement governs the treatment of all aspects relating to indemnification (other than for tax matters) and insurance, and generally provides for cross-indemnities principally designed to place financial responsibility for the obligations and liabilities of our business with us and financial responsibility for the obligations and liabilities of the remaining Huntsman businesses with Huntsman. The separation agreement also establishes procedures for handling claims subject to indemnification and related matters. We and Huntsman also generally released each other from all claims and liabilities between Huntsman and its subsidiaries on the one hand and us and our subsidiaries on the other hand arising prior to our IPO including in connection with the activities to implement the Separation agreement and our IPO other than claims arising under the transaction agreements, including the indemnification provisions described above or as expressly provided otherwise in the transaction agreements.

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VENATOR MATERIALS PLC : PROXY STATEMENT

The separation agreement also contains provisions relating to, among other matters, confidentiality and the exchange of information, the use and preservation of books and records, provision of financial information and assistance with respect to financial matters, preservation of legal privileges, and the resolution and arbitration of disputes arising under the Separation agreement and the ancillary agreements.

The separation agreement also includes certain covenants, including covenants by us regarding:

•
disclosure of information about our financial controls to Huntsman for so long as Huntsman is required to consolidate our results of operations and financial position or to account for its investment in us under the equity method of accounting;

•
delivery of quarterly and annual financial information to Huntsman for so long as Huntsman is required to consolidate our results of operations and financial position or to account for its investment in us under the equity method of accounting; and

•
the requirement that we obtain Huntsman's consent to incur indebtedness other than as part of the Financing until Huntsman ceases to hold in excess of 50% of our outstanding ordinary shares.

The separation agreement provides for an allocation of out-of-pocket costs and expenses incurred in connection with the Separation of our business from Huntsman.

Transition Services Agreement

In order to help ensure an orderly transition, we entered into a transition services agreement pursuant to which Huntsman will, for a limited time following the completion of our IPO, provide us with certain services and functions that the we have historically shared, including administrative, payroll, human resources, data processing, EHS, financial audit support, financial transaction support, marketing support and other support services, information technology systems and various other corporate services. The services provided cover all necessary services that were provided by Huntsman to us prior to the effective date of the transition services agreement. Huntsman may also provide us with additional services that we and Huntsman may identify from time to time in the future. While the services provided by Huntsman support our businesses, we retain the right to control and direct all of our operations.

In general, the services began following the completion of our IPO and cover a period not expected to exceed 24 months. We may terminate individual services early as we become able to operate our businesses without those services.

Huntsman agreed to perform the services with the same general degree of care, at the same general level and at the same general degree of accuracy and responsiveness, as when performed within Huntsman's organization prior to the Separation. If any of the services do not meet this standard, Huntsman will use commercially reasonable efforts to re-perform any deficient services as soon as reasonably practicable, at no additional cost to us. We and Huntsman have agreed to cooperate in connection with the performance of the services, and Huntsman has agreed to use commercially reasonable efforts, at our expense, to obtain any third-party consents required for the performance of the services.

The services provided by Huntsman are without representation or warranty of any kind. Huntsman has no liability with respect to its furnishing of the services except to the extent occasioned by its willful misconduct.

As part of the transition services agreement, we are also providing limited services to Huntsman for a transition period. These services were previously provided by our businesses to Huntsman and are provided on the same basis as the services provided by Huntsman under the transition services agreement.

Tax Matters Agreement

The tax matters agreement governs the respective rights, responsibilities, and obligations of Huntsman and us with respect to tax liabilities and benefits, tax attributes, the preparation and filing of tax returns, the control of audits and other tax proceedings, and other matters regarding taxes.

In general, pursuant to the tax matters agreement:

•
We are responsible for any taxes due with respect to tax returns that include only us and/or our subsidiaries. Huntsman is responsible for any taxes due with respect to tax returns that include only Huntsman and/or its subsidiaries (excluding us and our subsidiaries). We are responsible for, and indemnify Huntsman for, taxes attributable to the operations of our businesses prior to the internal reorganization and our IPO reflected on a tax return filed by Huntsman.

•
We and Huntsman agreed to cooperate in the preparation of tax returns, refund claims and conducting tax audits concerning matters covered by the agreement.

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VENATOR MATERIALS PLC : PROXY STATEMENT
•
We and Huntsman were assigned responsibilities for administrative matters, such as the filing of tax returns, payment of taxes due, retention of records and conduct of audits, examinations, and similar proceedings. Huntsman generally controls tax returns that include both its businesses and our businesses and any disputes relating to such tax returns.

•
Huntsman is responsible for any sales, use, transfer, registration, documentary, stamp or similar taxes applicable to, or resulting from, the internal reorganization or the sale of our shares in connection with our IPO.

Employee Matters Agreement

The employee matters agreement governs Huntsman's and our compensation and employee benefit obligations with respect to the current and former employees of each company, and generally allocates liabilities and responsibilities relating to employee compensation and benefit plans and programs. The employee matters agreement generally provides for the following:

•
the transfer of all employees who, following our IPO, work for our Titanium Dioxide and Performance Additives businesses ("transferred employees") to us or one of our subsidiaries;

•
the retention by Huntsman of all employee and benefit plan-related liabilities and obligations not relating to current or former employees of the Titanium Dioxide and Performance Additives business;

•
the establishment by us and our subsidiaries of new employee benefit plans for purposes of providing benefits to transferred employees;

•
the cessation of active participation by transferred employees under all benefit plans sponsored by Huntsman;

•
the conversion or adjustment of Huntsman equity and equity-based awards held by transferred employees;

•
that our IPO was not intended to constitute a "change in control" or similar transaction under Huntsman or our benefit and compensation plans;

•
the crediting of transferred employees for their service with Huntsman for purposes of determining eligibility, vesting and benefit levels under our benefit plans; and

•
general cooperation and sharing of information between us and Huntsman on matters relating to the transfers of employees and employee benefit plan- related liabilities and obligations.

Equity Award Conversion

The employee matters agreement sets forth the treatment of outstanding Huntsman equity compensation awards held by transferred employees and the conversion of such Huntsman equity awards to Venator equity awards. Pursuant to the terms of the employee matters agreement, following the Separation and our IPO we granted 553,960 option awards (replacing outstanding unvested Huntsman options) and 459,365 restricted stock units (replacing outstanding unvested Huntsman phantom shares, outstanding unvested Huntsman restricted stock units, and outstanding unvested Huntsman restricted stock) to applicable transferred employees; in each case determined by multiplying the number of outstanding unvested Huntsman equity awards by 1.3296, a ratio expressed as a decimal, which was determined by dividing (i) the VWAP of Huntsman common stock for a ten (10) trading day period, starting with the opening of trading on the eleventh (11th) trading day prior to the listing of Venator ordinary shares to the closing of trading on the last trading day prior to the listing of Venator ordinary shares by (ii) the VWAP of our ordinary shares for a ten (10) trading day period, starting with the opening of trading on the first (1st) trading day following the listing of Venator ordinary shares to the closing of trading on the tenth (10th) trading day following the listing of Venator ordinary shares.

Accrued Dividends

If any Huntsman equity-based incentive award had accrued dividends or dividend equivalent rights that had not been paid or otherwise settled immediately prior to the effective time of the settlement, we kept a bookkeeping account or accounts (the "Dividend Accounts") for each applicable transferred employee equal to the amount of such dividends or dividend equivalent rights. The amounts in the Dividend Accounts remain subject to the same terms and conditions, including vesting and forfeiture, which were applicable to the dividends and dividend equivalent rights under the applicable Huntsman equity plan. Immediately following the time or times at which such Dividend Accounts become eligible to be settled, Huntsman will transfer to us the cash amount of such Dividend Accounts.

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VENATOR MATERIALS PLC : PROXY STATEMENT

The Exchange Act; Code Sections 162(m) and 409A

By approving the employee matters agreement, each of our Board and the board of directors of Huntsman intended to exempt from the short-swing profit recovery provisions of Section 16(b) of the Exchange Act by reason of the application of Rule 16b-3 thereunder, all acquisitions and dispositions of equity incentive awards by the directors and officers of both us and Huntsman, and the respective boards of directors also intended expressly to approve, in respect of any equity-based award, the use of any method for the payment of an exercise price and the satisfaction of any applicable tax withholding (specifically including the actual or constructive tendering of shares in payment of an exercise price and the withholding of award shares from delivery in satisfaction of applicable tax withholding requirements) to the extent such method is permitted under the applicable Huntsman equity plan, the LTIP and award agreement.

Form S-8

Following the Separation, we prepared and filed with the SEC a registration statement on Form S-8 registering under the Securities Act, the offering and sale of 14,025,000 ordinary shares to cover both the number of shares subject to the awards to be granted to transferred employees pursuant to the terms of the employee matters agreement as well as awards issued in the future (which will allow us to issue only 12,750,000 ordinary shares as approved for the LTIP but to account for certain forfeitures or cash settlements of LTIP awards), and we will use commercially reasonable efforts to cause such registration statement to remain effective as long as any such converted awards remain outstanding.

Registration Rights Agreement

In connection with our IPO, we entered into a Registration Rights Agreement with the selling shareholder and Huntsman International. Pursuant to the Registration Rights Agreement, we agreed to register the sale of our ordinary shares owned by the selling shareholder under certain circumstances.

Demand Rights

The selling shareholder and Huntsman International (or their permitted transferees) have the right to require us by written notice to prepare and file a registration statement registering the offer and sale of a certain number of the ordinary shares they own. Generally, we are required to provide notice of the request to certain other holders of our ordinary shares who may, in certain circumstances, participate in the registration. Subject to certain exceptions, we are not obligated to effect a demand registration within 90 days after the closing of any underwritten offering of ordinary shares. Further, we are not obligated to effect more than a total of eight demand registrations.

We are also not obligated to effect any demand registration in which the anticipated aggregate offering price for our ordinary shares included in such offering is less than $25 million. Once we are eligible to effect a registration on Form S-3, any such demand registration may be for a shelf registration statement. We are required to use reasonable best efforts to maintain the effectiveness of any such registration statement until the earlier of (i) 180 days (or five years in the case of a shelf registration statement) after the effective date thereof or (ii) the date on which all ordinary shares covered by such registration statement have been sold (subject to certain extensions).

In addition, the selling shareholder and Huntsman International (or their permitted transferees) have the right to require us, subject to certain limitations, to effect a distribution of any or all of the ordinary shares they own by means of an underwritten offering.

Piggyback Rights

Subject to certain exceptions, if at any time we propose to register an offering of ordinary shares or conduct an underwritten offering, whether or not for our own account, then we must notify the selling shareholder and Huntsman International (or their permitted transferees) of such proposal to allow them to include a specified number of the ordinary shares they own in that registration statement or underwritten offering, as applicable.

Conditions and Limitations; Expenses

These registration rights are subject to certain conditions and limitations, including the right of the underwriters to limit the number of shares to be included in a registration and our right to delay or withdraw a registration statement under certain circumstances. We will generally pay all registration and offering expenses of the selling shareholder, other than underwriting discounts and commissions, in connection with our obligations under the Registration Rights Agreement, regardless of whether a registration statement is filed or becomes effective.

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VENATOR MATERIALS PLC : PROXY STATEMENT

Financing Arrangements

In connection with the Separation, we entered into new financing arrangements and incurred new debt, including borrowings of $375 million under the term loan facility. In addition to the term loan facility, we entered into the $300 million ABL facility. Also in connection with our IPO and the Separation, the Issuers issued $375 million in aggregate principal amount of 5.75% Senior Notes due 2025. Promptly following consummation of the Separation transactions to separate us from Huntsman, the proceeds of the notes offering were released from escrow and Venator used the net proceeds of the Senior Notes and borrowings under the term loan facility to repay approximately $732 million of net intercompany debt owed to Huntsman and to pay related fees and expenses of approximately $18 million.

OTHER INFORMATION

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 31, 2018:

The Notice of Annual General Meeting of Shareholders, the Proxy Statement for the 2018 Annual General Meeting of Shareholders and the U.S. 2017 Annual Report are available at https://materials.proxyvote.com/G9329Z.

We may send a single set of proxy material, and other shareholder communications to any household at which two or more shareholders reside unless we have received contrary instructions from those shareholders. This process is called "householding." This reduces duplicate mailings and saves printing and postage costs as well as natural resources. The proxy materials and other shareholder communications may be householded based on your prior express or implied consent. If you wish to receive a separate copy of our proxy materials for each shareholder sharing your address in the future, please contact us by mail in care of Broadridge Financial Solutions, Inc., Householding Department at 51 Mercedes Way, Edgewood, New York, 11717, or by calling 1-800-542-1061, and we will promptly deliver to you the requested material. If you are receiving multiple copies and would like to receive a single copy, or if you would like to opt out of this householding practice for future mailings, please contact your broker, bank or other nominee.

Shareholders should direct communications regarding change of address, transfer of stock ownership or lost stock certificates by mail to Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078, or by telephone at 1-866-644-4127. Computershare may also be reached through its website at www.computershare.com.

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Appendix A

Company Registration No. 10747130

Venator Materials PLC

Annual Report and Financial Statements

For the period ended 31 December 2017

Venator Materials PLC

Contents Page

Annual Report and Financial Statements for the year ended 31 December 2017

Venator Materials PLC

Officers and Professional Advisers

Directors

Executive director:
Simon Turner
 Non-executive directors:
Peter R. Hunstman
Robert J. Margetts
Daniele Ferrari
Douglas D. Anderson
Kathy D. Patrick

Company Secretary

Russell R. Stolle

Registered Office

Titanium House
Hanzard Drive
Wynyard Park
Stockton-on-Tees
United Kingdom
TS22 5FD

Company registered number

10747130

Independent Auditor

Deloitte LLP
Statutory Auditor
Newcastle upon Tyne
Tyne and Wear
NE1 2HF

Banker

JPMorgan Chase
1 Chaseside
Bournemouth
Dorset
BH7 7DA

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Venator Materials PLC

Strategic Report

To the members of Venator Materials PLC

Cautionary statement

This strategic report has been prepared solely to provide information to shareholders to assess how the directors have performed their duty to promote the success of the company.

The strategic report contains certain forward-looking statements. These statements are made by the directors in good faith based on the information available to them up to the time of their approval of this report and such statements should be treated with caution due to the inherent uncertainties, including both economic and business risk factors, underlying any such forward-looking information.

The directors present their strategic report on Venator Materials PLC (the "company"), as a single reporting entity, for the period ended 31 December 2017.

Period of account

The company was incorporated on 28 April 2017 and therefore the directors present their first Annual Report and Financial Statements for the period ended 31 December 2017.

Principal activities

The company is a public limited company incorporated in the United Kingdom under the Companies Act 2006 and listed on the New York Stock Exchange. The company acts as a holding company for its subsidiary entities. The group manufactures titanium dioxide, functional additives, colour pigments, timber treatment and water treatment products.

Business model

The company was formed on 28 April 2017 in preparation for the Huntsman Corporation group reorganisation, which resulted in the company's initial public offering ("IPO") completed on 8 August 2017 and subsequent separation from the Huntsman Corporation group. For further details about the IPO and separation, refer to the business performance review on pages 5 and 6. The company now heads the operations of the Venator Materials group.

The broad product range, coupled with the group's ability to develop and supply specialised products into technically exacting end-use applications, has positioned the group as a leader in the markets it serves. The group has 26 manufacturing facilities operating in 10 countries with a total nameplate production capacity of approximately 1.3 million metric tons per year. It operates 8 titanium dioxide manufacturing facilities in Europe, North America and Asia and 18 colour pigments, functional additives, water treatment and timber treatment manufacturing and processing facilities in Europe, North America, Asia and Australia.

These financial statements however present the financial performance and position of the company as a single reporting entity rather than as a group for the company and its subsidiary entities. The company is entitled to an exemption under s401 of the Companies Act 2006 from preparing consolidated financial statements as its intermediate parent undertaking, Huntsman International LLC, and its ultimate parent undertaking, Huntsman Corporation, both prepare consolidated financial statements, which include the results of the company and its subsidiary entities. For full details about the operations and results of the wider group, please refer to those consolidated financial statements, which can be obtained from the Huntsman Corporation group's website www.huntsman.com.

Strategy and objectives

The company acts as a holding company and ensures the entities within the Venator Materials group are provided with financing to operate and carry out their trading activities in an efficient and effective manner. The company's key objectives are to manage cost-efficiencies for the group and to obtain and provide suitable financing at market, yet competitive, rates and which matches the various needs of each intergroup entity, whilst maximising shareholder return.

Future developments

The company will continue its activities in the forthcoming financial year. There are no significant changes expected, or planned, for the company at this time.

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It is noted that, it is anticipated that further sales of shares in the forthcoming year will mean that the company no longer has a majority shareholder.

Principal risks and uncertainties

The directors confirm that they have carried out a robust assessment of the principal risks facing the company, including those that would threaten its business model, future performance, solvency or liquidity.

Financial risks

The following are considered to be the key financial risks facing the company:

Foreign exchange risk

Foreign exchange risk is the risk of loss arising from unfavourable movements in market exchange rates. The company holds financial assets and financial liabilities in various currencies, including the Euro and GBP Sterling, predominately in the form of long-term debt receivables and payables with intergroup entities. These financial instruments therefore expose the company to significant levels of foreign currency exchange risk. The company manages this risk predominately through internal matching of the foreign-denominated asset and liability amounts.

Liquidity risk

Liquidity risk is the risk of loss arising from the company not being able to meet its financial liabilities when they fall due. The company has short-term and long-term debt financing, which expose the company to moderate levels of liquidity risk. The long-term debt financing is provided through intergroup entities, with the terms and conditions linked to external debt within the Venator Materials group. The company manages this risk through having access to a cash pooling arrangement within the wider group and by managing its levels of intergroup financing and investing.

Interest rate risk

Interest rate risk is the risk of loss arising from unfavourable movements in market interest rate risks. The financial instruments held by the company attract both variable and fixed rates of interest and therefore this exposes the company to moderate levels of interest rate risk. The company manages the exposure to interest rate risk by managing the mix and rate characteristics of the interest-bearing instruments.

Credit risk

Credit risk is the risk of loss arising from a counterparty failing to meet their financial obligations. The company holds receivable balances with only intergroup entities and, as at the reporting date, there are no cash and cash equivalent balances held with financial institutions. The company is therefore exposed only to minimal levels of credit risk.

Business and other risks

The following are considered to be the key business and other risks facing the company:

Retention risk—Future success depends on the ability to retain key executives

The company is highly dependent on the financial and business development expertise of our executive officers including Simon Turner, the President and Chief Executive Officer. Because of this reliance the future success depends, in part, on the ability to identify, attract, develop and retain key personnel and talent to succeed key positions within the company. The loss of the services of the executive officers could impede the achievement of the company's strategic objectives and seriously harm the ability to successfully implement the business strategy. Furthermore, replacing executive officers may be difficult and may take an extended period of time because of the limited number of individuals in the industry with the breadth of skills and experience required. This risk is further enhanced by the separation from Huntsman Corporation. If the company fails to identify and develop or recruit successors, then it is at risk of being harmed by the departures of key executive officers.

Control risk—The company is majority owned by Huntsman Corporation

As of 4 December 2017 following the closure of the secondary public offering, Huntsman Corporation owns 53.1% of the company's outstanding ordinary shares. Accordingly, Huntsman Corporation continues to own the majority shareholding and can therefore influence the business objectives and policies, including the composition of the board of directors and any action requiring the approval of the shareholders, such as the adoption of amendments to the company's articles of association, and the approval of mergers or a sale of substantially all of the assets. This concentration of ownership may also make some

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transactions, including mergers or other changes in control, more difficult or impossible without the support of Huntsman Corporation and could discourage others from making tender offers, which could prevent shareholders from receiving a premium for their shares. Huntsman Corporation's interests may conflict with the interests of shareholders.

Control risk—Certain members of the board of directors of the company may have actual or potential conflicts of interest because of their ownership of shares of common stock of Huntsman Corporation and the overlap of three members of the board with the board of directors of Huntsman Corporation.

Certain members of the board of directors of the company own common stock of Huntsman Corporation or options to purchase common stock of Huntsman Corporation because of their current or prior relationships with Huntsman Corporation, which could create, or appear to create, potential conflicts of interest when the company's directors and executive officers are faced with decisions that could have different implications for the company and for Huntsman Corporation. In addition, the company and Huntsman Corporation have three members in common, Peter R. Huntsman, Sir Robert J. Margetts and Daniele Ferrari, which could create actual or potential conflicts of interest if Peter R. Huntsman, Sir Robert J. Margetts and Daniele Ferrari are faced with decisions that could have different implications for Huntsman Corporation and the company. So long as Huntsman Corporation beneficially owns ordinary shares representing at least a majority of the votes entitled to be cast by the holders of the company's outstanding ordinary shares, Huntsman Corporation can effectively control and direct the board of directors. Accordingly, the company may not be able to resolve potential conflicts, and even if it does, the resolution may be less favourable than if the company were dealing with an unaffiliated party. As a result of these actual or potential conflicts of interest, the company may be precluded from pursuing certain growth initiatives.

Post balance sheet events

There have been no significant events since the reporting date and the signing of this report.

Corporate and social responsibility

Environmental, employee, social, community and human right matters

As the company is a holding company, it has limited operations that impact on the environment, the community and human rights and social issues.

Employee gender diversity

The company employs executive and non-executive directors to oversee and monitor the company's activities; the company has no other employees.

	Male	Female
Executive directors	1	—
Non-executive directors	4	1

Total directors and employees of the company	5	1

Business performance

Key financials

The company generated interest income of $11,464m and a net interest expense of $7,883m during the 8 month period ending 31 December 2017. Administrative expenses totalled $13,203m, a significant portion of which ($3,074m) related to costs associated with forming the company and carrying out the IPO.

Basic and diluted loss per share was $0.32.

A fair review of the business

The company has operated for 8 months in this first accounting period (5 months as a stand-alone company following the separation). While the company has been loss-making, the company is in its infancy and has been implementing steps to get its operations into a position to be able to operate in the intended manner in 2018.

On 8 August 2017, the company completed its IPO of 26,105,000 of its then outstanding 106,271,712 ordinary shares, par value of $0.001 per share, which included 3,405,000 ordinary shares issued upon the exercise in full by the underwriters of their option to purchase additional shares, at a public offering price of $20.00 per share. All of the ordinary shares were sold by Huntsman Corporation, and the company did not receive any proceeds from the offering. Immediately following the IPO,

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Huntsman Corporation held approximately 75% of the company's outstanding ordinary shares. The material terms of the IPO can be found in the company's Prospectus which is available on request.

In conjunction with the IPO, the company entered into a separation agreement to effect the separation of certain elements of the business from Huntsman Corporation and the placing of them into the Venator Materials group. Prior to our IPO, Venator Group was a wholly-owned subsidiary of Huntsman Corporation. The ordinary shares began trading on 3 August 2017 on the New York Stock Exchange under the symbol "VNTR."

On July 14, 2017, in connection with the IPO and the separation, the company's subsidiaries Venator Finance S.à.r.l. and Venator Materials LLC issued $375 million in aggregate principal amount of 5.75% of Senior Notes due 2025 (the "Senior Notes"), and on 8 August 2017, incurred new debt borrowings of $375 million under a new senior secured term loan facility with a maturity of seven years (the "Term Loan Facility"). Promptly following consummation of the separation, the proceeds of the Senior Notes were released from escrow and were on-lent to the company. The company used the net proceeds of the Senior Notes and borrowings under the Term Loan Facility to repay approximately $732 million of net intercompany debt owed to Huntsman Corporation and to pay related fees and expenses of approximately $18 million.

On 15 August 2017, the company registered 14,025,000 ordinary shares, 12,750,000 of which are reserved for issuance in connection with share awards under our 2017 Stock Incentive Plan (the "LTIP"). For further details refer to note 18 to the financial statements.

On 4 December 2017, the company completed a secondary public offering of 21,764,800 ordinary shares.

On 3 January 2018, the underwriters purchased an additional 1,948,955 ordinary shares pursuant to their option to purchase additional shares. All of the ordinary shares were sold by Huntsman Corporation, and the company did not receive any proceeds from the offering. Following the secondary public offering, including the partial exercise of the underwriters' option to purchase additional shares, Huntsman Corporation held and continues to hold approximately 53% of Venator's outstanding ordinary shares.

Key performance indicators (KPIs)

As the company acts as a holding company and provider of financing to other group entities, the directors consider that the company has only the following financial KPIs as a measure its performance and position:

	2017
Net interest expense for the 8 months to 31 December 2017	($7.883m	)
Loss per share—basic and diluted for the 8 months to 31 December 2017	($0.32)
Net asset position at 31 December 2017	$1,217m

As this is the first accounting period for the company, there is no comparable data for analysis. The financial performance and position of the company in its first period of operations is as expected.

Given the size of the company, the nature of its activities, and the fact that the company does not have any employees, other than the one executive and five non-executive directors, the directors consider that the company does not have any non-financial KPIs.

Approval

This report was approved by the board of directors on 24 April 2018 and signed on its behalf by:

Chief Executive Officer	Secretary
Simon Turner	Russell R. Stolle
24 April 2018	24 April 2018

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Venator Materials PLC

Directors' Report

The directors present their Annual Report on the affairs of the company, together with the audited financial statements and auditor's report, for the period ended 31 December 2017.

An indication of likely future developments in the business of the company are included in the strategic report.

There have been no significant events since the reporting date and the signing of this report.

Dividends

The directors do not recommend a final dividend to be payable for the period. No interim dividend has been paid during the period ended 31 December 2017 and no dividends have been proposed since the period end.

Dividend Policy

For the foreseeable future, the company does not expect to pay dividends. However, the directors will consider the payment of dividends from time to time to return a portion of any profits to shareholders when the company experiences adequate levels of profitability and associated reduced debt leverage. If the directors determine to pay any dividend in the future, there can be no assurance that the company will continue to pay such dividends or the amount of such dividends. In addition, the company's debt agreements place certain restrictions on the ability to pay cash dividends.

Capital Structure

Details of the issued share capital, together with details of the movements in the company's issued share capital during the period are shown in note 17 to the financial statements. At the reporting date, the company had one class of shares: $0.001 ordinary shares. These shares carry a right to one vote per share, with no entitlement to fixed dividend income. There are no restrictions on the repayment of capital.

On 28 April 2017, the company issued 50,000 £1 ordinary shares at par and on 30 June 2017 issued a further 50,000 £1 ordinary redeemable shares at par, and 1 $1 ordinary shares at par, all for cash consideration. On 28 July 2017, all of these shares were repurchased or redeemed and subsequently cancelled in preparation of the company's initial public offering ("IPO").

Given that at the time of the share repurchases and redemption the company did not have sufficient distributable reserves, each repurchase and redemption was funded out of the proceeds of each following issue in accordance with S694 of the Companies Act 2006.

There are no specific restrictions on the size of a holding nor on the transfer of shares, which are both governed by the general provisions of the articles of association and prevailing legislation. The directors are not aware of any agreements between holders of the company's shares that may result in restrictions on the transfer of securities or on voting rights.

Details of share award schemes are set out in note 18 to the financial statements.

No person has any special rights of control over the company's share capital and all issued shares are fully paid.

With regard to the appointment and replacement of directors, the company is governed by its articles of association, the Companies Act and related legislation. The articles themselves may be amended by special resolution of the shareholders. The maximum number of directors that can be appointed to the board is nine; the minimum number is two. The number of directors may be fixed at any time within these limits by resolution of the board. A director is not required to hold any shares in the capital of the company and is required to be re-appointed at each Annual General Meeting of the company by ordinary resolution.

Pursuant to a shareholders' resolution in respect of the company dated 1 August 2017, the directors have the authority to allot equity shares up to a nominal value of $200,000; this equating to 200,000,000 ordinary shares.

Directors

The directors, who served throughout the period and thereafter except as noted, are as follows:

Executive director:
Simon Turner—President and Chief Executive Officer (appointed 28 April 2017)

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Non-executive directors:
Peter Huntsman—Chairman (appointed 28 April 2017)
Robert Margetts (appointed 21 June 2017)
Daniele Ferrari (appointed 1 August 2017)
Douglas Delano Anderson (appointed 1 August 2017)
Kathy Patrick (appointed 1 October 2017)

Executive secretary (non-director position)
Russell R. Stolle (appointed 21 June 2017)
Prima Secretary Limited (resigned 21 June 2017)

All of the directors of the company are proposed for re-election to the board at the AGM on 31 May 2018.

The company has formed three standing committees, the Audit Committee, the Compensation Committee and the Governance Committee, each composed as follows:

Director	Audit Committee	Compensation Committee	Governance Committee

Douglas D. Anderson

Daniele Ferrari

Sir Robert J. Margetts(1)

Kathy D. Patrick

Chair	Member

Directors' indemnities

The company made qualifying third party indemnity provisions for the benefit of its directors (as well as for the benefit of the directors of its subsidiaries) during the period, which remain in force at the date of this report.

Political and charitable contributions

The company did not make any political or charitable donations during the period.

Going Concern

The company's business activities, together with the factors likely to affect its future development, performance and position are set out in the strategic report on pages 2 to 6. The strategic report also sets out the principal risks and uncertainties facing the company. The company has no external debt, but is financed through an intercompany loan.

The directors are not aware of any circumstances that would impact on the ability of the company to remain in operation for the foreseeable future taking into account reasonably possible changes in trading performance. After making enquiries, the directors have a reasonable expectation that the company has adequate resources to continue in operational existence for the foreseeable future. Accordingly, the going concern basis is adopted in preparing the Annual Report and Financial Statements.

Greenhouse Gas Emissions (GHG) Reporting

In compliance with the Environmental Reporting Guidelines: Including Mandatory Greenhouse Gas Emissions Reporting Guidance 1 June 2013, as stipulated by the Companies Act 2006, Venator Materials PLC (Venator) has calculated the greenhouse gas (GHG) emissions for the whole Venator group, for its first operational year (whole year 2017).

The method used is in line with the GHG Protocol Corporate Accounting and Reporting Standard. The organisational reporting boundary is based on Operational control.

This report constitutes Venator's mandatory Scope 1 & 2 GHG emissions statement for 2017, which is Venator's first year of operation as a quoted company.

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GHG Emissions

Venator's Scope 1 and 2 GHG emissions and intensities against total production volume for 2017 are outlined in the table below:

Emission Source*	GHG Emissions (tCO2e)	GHG Emissions Intensity (tC02e/tonne)

Scope 1 (Direct)	1,245,001	1.53

Scope 2 (Indirect)	403,857	0.49

Total	1,648,858	2.02

*
Vehicle fuel use was excluded from the GHG footprint, as it was categorised as being De Minimis.

We have reported on all of the emission sources required under 'The Large and Medium Companies and Groups (Accounts and Reports) Regulations 2008' as amended in August 2013. We have used the GHG Protocol and emission factors from the UK Government's GHG Conversion Factors for 2017 to calculate the above disclosures. As this is the first accounting period for the company, there is no comparable data for analysis.

Substantial shareholdings

On 31 December 2017, the company had been notified, in accordance with chapter 5 of the Disclosure Guidance and Transparency Rules, of the following voting rights as a shareholder of the company

Name of holder	Percentage of voting rights and issued share capital	No. of ordinary shares
Huntsman (Holdings) Netherlands BV	53.057%	56,452,957

Huntsman (Holdings) Netherlands BV is the immediate parent company of Venator Materials PLC and is a subsidiary of Huntsman International LLC.

The company, as a qualifying entity, has taken advantage of the disclosure exemptions in FRS 102 paragraph 1.12. The company's shareholders have been notified in writing about the intention to take advantage of the disclosure exemptions and no objections have been received.

The company also intends to take advantage of these exemptions in the financial statements to be issued in the following year. Objections may be served on the company by Huntsman (Holdings) Netherlands BV, as the immediate parent of the entity, or by a shareholder/s holding in aggregate 5 per cent or more of the total allocated shares in the company or more than half of the allotted shares in the entity not held by Huntsman (Holdings) Netherlands BV as the immediate parent.

During the period between 31 December 2017 and 31 March 2018 the company did not receive any notifications under chapter 5 of the Disclosure Guidance and Transparency Rules

Relationship agreement with controlling shareholder

Prior to the separation and IPO, all of Venator's outstanding ordinary shares were indirectly owned by Huntsman. Currently, Huntsman, through the selling shareholder, owns approximately 53.1% of the company's outstanding ordinary shares.

Prior to and in preparation for the completion of the IPO, Huntsman and its subsidiaries completed an internal reorganization in order to transfer to the Venator group the entities, assets, liabilities and obligations that the company now holds following the separation of the business from Huntsman's other businesses. Among other things and subject to limited exceptions, the internal reorganization resulted in us owning, directly or indirectly, the operations comprising, and the entities that conduct, the Titanium Dioxide and Performance Additives business.

In addition, Venator and Huntsman entered into a separation agreement to effect the separation of the business from Huntsman following the IPO.

Venator also entered into ancillary agreements with Huntsman that govern certain interactions, including with respect to employee matters, tax matters, transition services and registration rights. In addition, in anticipation of the IPO, two of Venator Materials PLC's subsidiaries issued Senior Notes and Venator entered into the Senior Credit Facilities. We refer to the internal reorganization prior to the IPO, the Separation transactions initiated to separate the Venator business from Huntsman's other businesses, including the entry into and effectiveness of the separation agreement and ancillary agreements, and the Senior Credit Facilities and Senior Notes, including the use of the net proceeds of the Senior Credit Facilities and the Senior Notes, which were used to repay intercompany debt we owed to Huntsman and to pay related fees and expenses, as the "separation."

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The terms of these agreements may be more or less favourable to us than if they had been negotiated with unaffiliated third parties.

Auditor

Each of the persons who is a director at the date of approval of this Annual Report confirms that:

•
so far as the director is aware, there is no relevant audit information of which the company's auditor is unaware; and

•
the director has taken all the steps that he/she ought to have taken as a director in order to make himself/herself aware of any relevant audit information and to establish that the company's auditor is aware of that information.

This confirmation is given and should be interpreted in accordance with the provisions of s418 of the Companies Act 2006.

Deloitte LLP were appointed first auditors, Deloitte LLP have expressed their willingness to continue in office as auditor and a resolution to reappoint them will be proposed at the forthcoming Annual General Meeting.

Approval

This report was approved by the board of directors on 24 April 2018 and signed on its behalf by:

Chief Executive Officer	Secretary
Simon Turner	Russell R. Stolle
24 April 2018	24 April 2018

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Venator Materials PLC

Directors' Remuneration Report

The information provided in this part of the Directors' Remuneration Report is not subject to audit.

Statement of the Chairman of the Compensation Committee

Welcome to the first report of the Compensation Committee (the "Committee") of Venator Materials PLC (the "company" or "Venator"). This report, as required under the UK Regulations, covers the remuneration of the executive and non-executive directors of Venator. This report complements the compensation information set out on pages 17 to 18 and 27 to 53 of the 2018 proxy statement and should be read in conjunction with the Compensation Discussion and Analysis, Executive Compensation and Director Compensation sections contained therein.

The Committee was formed immediately prior to the company's separation from Huntsman Corporation ("Huntsman") through an initial public offering of our ordinary shares (the "Separation"). Following the Separation, Venator began operating as a stand-alone, publicly traded company. The Committee is responsible for reviewing the remuneration policy for the non-executive directors and making a recommendation to the Board of Directors of the company (the "Board") for its approval. The Committee is also responsible for setting the remuneration policy for all executives, including any executive director. Our President and Chief Executive Officer, Simon Turner, (the "CEO") is the only current executive director. The Committee has established the outline framework for executive and director compensation at Venator as disclosed in the company's prospectus issued in August 2017 in connection with the Separation and in December 2017 in connection with a secondary share issuance. The remuneration policies and practices set out in this report are consistent with these earlier communications.

The report is split into two sections and will be subject to approval by shareholders at the 2018 annual general meeting to be held on 31 May 2018 (the "AGM"):

•
the directors' remuneration policy, which sets out the company's forward-looking policy on directors' remuneration for three years from the AGM, will be subject to a binding shareholder vote at the forthcoming AGM and after that at least every third year; and

•
the Annual Report on remuneration (which sets out details of how the directors have been paid in the prior financial year and how the proposed policy will be applied in the year ahead) will be subject to an advisory vote by shareholders at the AGM.

We encourage shareholders to read the directors' remuneration report as set out in this statement, together with the compensation information set out in the proxy statement. The Board and the Committee believe that the policies and procedures described in this report are effective in achieving our compensation objectives—supporting delivery of the business strategy, serving to attract and retain high-quality directors and, in the case of our executive directors, promoting strong alignment between pay and our financial performance and the performance of our ordinary shares.

We are sensitive to the compensation corporate governance practices prevalent in the United Kingdom and recognise that some characteristics of our current programs may not be consistent with those practices. Some characteristics of our program differ from typical UK practice but are common with our competitors and reflect the company's heritage as a US-based company. The Committee has thoroughly reviewed our remuneration policies following the Separation and considered that these features remain appropriate within the context of our global company and help to support our business strategy and compensation objectives.

Our director compensation program takes into account the unique responsibilities attendant with service on the board of a public limited company that is incorporated under the laws of England and Wales while being listed on the New York Stock Exchange and subject to U.S. Securities and Exchange Commission reporting.

I hope that you will be able to support the resolutions on remuneration at the AGM.

Our Corporate Governance Guidelines provide for compensation for our non-executive directors' services in recognition of their time and skills. Directors who are also executive directors or employees do not receive additional compensation for serving on the Board. Maintaining a market based compensation program for our non-executive directors enables our company to attract qualified members to serve on the Board. We compare our director compensation practices to the practices of our peers as well as against the practices of public company boards generally to ensure they are aligned with market practices.

For our executive directors, the primary objective of our compensation program is shareholder value creation. In support of this objective, our compensation program is designed to: (i) align pay with performance; (ii) attract, motivate and retain executives critical to our long term success by providing a competitive compensation structure; (iii) align our executives' interests with those of our shareholders; (iv) encourage long term focus; and (v) discourage excessive risk taking. The Committee, in coordination with our compensation consultant, Meridian Compensation Partners, LLC ("Meridian"), coordinates the annual review of the executive director compensation program. This review includes an evaluation of our performance, corporate goals and objectives relevant to compensation, and compensation payable under various circumstances, including upon retirement, or in connection with a severance event or a change of control. In making its decisions regarding executive director compensation,

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our Committee considers the nature and scope of all elements of the executive director's total compensation package, responsibilities and his or her effectiveness in supporting our key strategic, operational and financial goals.

This review also includes an evaluation of the executive director's historical pay and career development, individual and corporate performance, competitive practices and trends and other compensation issues.

2017 Compensation Highlights

Our non-executive directors receive an annual retainer and fully vested share awards. Below are highlights of the compensation-related decisions that impacted the company's CEO in 2017:

•
base salary;

•
annual short-term incentive plan ("STIP") award;

•
special transaction bonus; and

•
annual long-term equity incentive awards.

The annual salary for the CEO was reviewed in connection with the Separation and set at $850,000 effective from 1 July 2017.

The Committee establishes target annual STIP award guidelines for the CEO set as a percentage of base salary. For the first six months of 2017, the CEO had a target STIP award eligibility of 70% of base salary, reflecting his prior target established for his responsibilities whilst at Huntsman. The target award eligibility for the second six months of the year was increased to 100% of salary to reflect his new responsibilities as the CEO of Venator and to align with competitive levels for comparable executive positions. The STIP was based on adjusted EBITDA, free cash flow, days inventory outstanding ("DIO"), business improvement program and environment, health and safety ("EH&S") targets. The targets were set at the start of the year by Huntsman's compensation committee and re-approved by the Committee in connection with the Separation. Details of the targets and performance against them are set out in the Annual Report on Remuneration on page 23. Strong performance was achieved against the adjusted EBITDA, free cash flow and business improvement targets with results exceeding our maximum goals. Solid performance was achieved against the DIO target. In relation to the EH&S targets, notwithstanding achievement of the process safety objectives, the Committee exercised negative discretion in not paying out this portion of the STIP award due to the magnitude of the incident at our Pori, Finland manufacturing facility on January 30, 2017. Overall, the Committee awarded an STIP payment to the CEO of 125% of his year-end base salary ($1,059,333) for 2017.

•
Prior to the Separation, the CEO participated in various equity incentive plans operated by Huntsman. As set out in the terms of the employee matters agreement filed with the U.S. Securities and Exchange Commission (the "SEC") at the time of the Separation, all the outstanding unvested Huntsman equity awards were replaced with equivalent equity awards in Venator. Details of the replacement awards granted are set out in the Annual Report on Remuneration on pages 26 to 28.

•
In connection with the Separation and as a reflection of the increased level of responsibilities assumed by the CEO in connection with his new and expanded role in a stand-alone, publicly traded company, the CEO, alongside other members of the senior executive team, received a one-off cash bonus and supplemental equity grant (restricted share units and stock options under the Venator Materials 2017 Stock Incentive Plan ("LTIP")) in September 2017. The one-off cash bonus for the CEO was $491,802 and the fair market value of the equity award was $800,000. The equity awards vest in three equal annual tranches starting in September 2018.

Compensation for 2018

Details of the forward looking compensation policy are set out in the Policy Report on pages 14 to 22. No significant changes to the policy are proposed for 2018.

We are committed to maintaining an open and transparent dialogue with shareholders and I welcome any comments that you may have.

Daniele Ferrari
Chairman of the Compensation Committee
24 April 2018

Directors' Remuneration Policy

This report sets out the remuneration policy for the directors of Venator Materials PLC. The report is subject to a binding vote by shareholders at our forthcoming AGM on 31 May 2018 and will be effective from that date (subject to shareholder approval). The policy is intended to apply for three years beginning on the date of the AGM unless revised by a vote of shareholders ahead of that time. The policy is consistent with that set out in the company's prospectus issued in August 2017 in connection

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with the Separation and in December 2017 in connection with a secondary share issuance and should be read in conjunction with the compensation information in the proxy statement.

Remuneration policy table

The table below sets out the key elements of the remuneration policy for executive directors. Currently, the only executive director is the CEO, but the policy will apply to any future executive directors appointed to the Board.

Element	Purpose and link to strategy	Operation	Link to performance	Maximum opportunity

Base salary	Core reward for the role set to attract and retain high calibre executives.	Reviewed by the Committee annually or, where appropriate, following a change in an individual's role or responsibilities with any increases normally taking effect in the second quarter each year.

		Base salary is normally paid in 12 equal monthly instalments during the year.	Salaries are set to reflect the experience, skills and responsibilities of the individual as well as the scope and scale of their role. Levels are reviewed annually with reference to competitive market data and benchmarks of relevant market comparators, including companies of a similar size and complexity and other comparable companies.	There is no maximum salary level or increase. Salary increases reflect individual performance and contribution as well as the pay and conditions for other employees of the company.

Benefits	To aid appointment and retention.	Provision of benefits includes but is not limited to a company car (or car allowance), medical insurance, life insurance, sick pay and vacation pay. New benefits introduced for the general workforce may also be introduced for executive directors provided that these are on similar terms. Additional benefits, including relocation and disturbance allowances, may be provided as applicable.

The company pays the cost of providing these benefits on a monthly basis as required for one-off events.	Not applicable.	There is no maximum opportunity as the cost of many benefits is generally set by external providers and can change from year to year. The Committee assesses the overall cost on a periodic basis.

The Committee reserves the discretion to include new benefits where it concludes that it is in the interests of the company to do so, having regard to particular circumstances.

The Committee reserves the discretion to increase its spend on benefits in appropriate circumstances such as in response to an increase in benefit cost.

Pension	The company maintains pension plans but no directors accrue benefits under these plans.	Due to his exceeding the lifetime pension contribution maximum, the CEO receives an annual cash allowance in lieu of continued active participation in a company sponsored pension plan.(1)	Not applicable.	There is no maximum value specified. The value of the allowance is assessed annually.

Short-term incentives (STIP awards)	To reward for delivery of short-term strategic and financial objectives.	Annual incentives are based on the achievement of stretching performance criteria.

STIP awards are paid in cash following the year to which the award relates.

The Committee has the discretion to apply clawback to the annual incentive.	Annual incentives are based on a mix of financial, strategic and operational targets. Details of the targets will be disclosed retrospectively in next year's Annual Report on Remuneration when they are no longer deemed commercially sensitive by the Committee.	100% of salary at target for the CEO.

The maximum STIP award opportunity is capped at 200% of target.

Achievement levels between threshold and target result in payouts from 0% to 100% of target awards. Achievement levels between target and maximum result in payouts from 100% to 200% of target awards.

The Committee may increase the target and maximum amounts available from time to time.

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Element	Purpose and link to strategy	Operation	Link to performance	Maximum opportunity

Long-term incentives	To reward for the delivery of sustainable long-term performance and align the interests of executive directors with those of Venator's shareholders.	The LTIP was adopted on 1 August 2017 in connection with the Separation. The LTIP permits the grant of stock options, stock appreciation rights, restricted shares, restricted stock units, performance awards, bonus stock, substitute awards and other stock-based awards (collectively referred to as "awards").

It is currently intended that awards to executive directors will normally be made annually and will comprise stock options and restricted stock units and, in future years, performance awards.

Participation and individual award levels will be determined at the discretion of the Committee within the terms of the LTIP.

Stock options and restricted stock units granted under the LTIP will normally vest in equal annual instalments over a three-year period. Performance awards will normally vest at the end of the specified performance cycle, subject to achievement of the applicable performance measures.

Dividend equivalents may be granted to participants at the discretion of the Committee. The Committee may provide that dividend equivalents will be payable or distributed when accrued, deferred until a later payment date or deemed reinvested in additional ordinary shares, awards, or other investment vehicles.

Awards that are options, stock appreciation rights or other awards for which a participant pays (or the value or amount payable under the award is reduced by) an amount equal to or exceeding the fair market value of the stock determined as of the grant date, are subject to a one-year minimum vesting or forfeiture restriction period.

This one-year minimum vesting or forfeiture restriction period does not apply to the grant of any such awards with respect to an aggregate number of shares that does not exceed 5% of the total shares reserved for issuance under the LTIP.

Awards may be settled in cash, shares or a combination of cash and shares.

Clawback provisions may apply.	The Committee will determine the specific terms and conditions of any equity award at the time of grant.

Vesting of restricted stock units will not be subject to any performance measures during the vesting period.

The exercise price for stock options will not be less than 100% of the fair market value of ordinary shares on the date of grant (or 110% in the case of a stock option granted to an eligible employee that owns more than 10% of the company's ordinary shares). The vesting of stock options will not normally be subject to performance conditions.

For performance awards, the Committee will determine both the performance goals and applicable performance period at the time of grant within the terms of the LTIP.	No participant may receive share denominated awards during a calendar year with respect to more than 3,000,000 ordinary shares. For dollar-denominated awards, the maximum aggregate dollar amount that may be granted to a participant in any calendar year is limited to $15,000,000.

Normal grant level is expected to be less than $5,000,000.

For awards subject to performance conditions, no shares vest for achievement of the minimum performance hurdle.

(1)
While at Huntsman, the CEO participated in the tax-qualified Tioxide Pension Fund and the Huntsman Global Pension Scheme for service with Huntsman prior to 1 January 2011. Venator continues to sponsor these plans, but no benefits have accrued under these plans since they closed on 31 December 2010. In addition, a top-up agreement was put in place in 2012 based on the difference between the final pensionable pay limitations in the Tioxide Pension Fund and the Huntsman Global Pension Scheme.

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Notes:

Administration of the incentive plans—the Committee will operate the incentive plans according to the respective rules and consistent with normal market practice and applicable rules or laws.

The rules contain flexibility in a number of regards. This includes determining eligibility in the plan, setting the award levels (subject to the maximum limits set out above), the structure of the award (in the case of an equity grant), dealing with leavers and making adjustments to awards following acquisitions, disposals, changes in share capital and other merger and acquisition activity.

The Committee also retains the ability to set performance measures and targets, as applicable. This includes the ability to adjust targets and/or set different measures for the STIP and outstanding LTIP awards if events occur which cause it to determine that the conditions are no longer appropriate and an amendment is required so that the conditions achieve their original purpose and are not materially less difficult to satisfy.

Any use of the above discretions would only be used where the Committee believes it to be in the best interests of the company and would, where relevant, be explained in the Annual Report on Remuneration.

The Committee has broad discretion to determine the performance objectives for any given year. One or more of the following business criteria for the company, on a consolidated basis, and/or for specified subsidiaries, divisions, businesses or geographical units of the company (except with respect to stock price and earnings per share criteria), will normally be used by the Committee in establishing performance goals: (A) earnings per share; (B) revenues; (C) cash flow; (D) cash flow returns; (E) free cash flow; (F) operating cash flow; (G) net cash flow; (H) working capital; (I) return on net assets; (J) return on assets; (K) return on investment; (L) return on capital; (M) return on equity; (N) economic value added; (O) gross margin; (P) contribution margin; (Q) operating margin; (R) net income; (S) pretax earnings; (T) pretax earnings before interest, depreciation and amortization ("EBITDA"); (U) pretax earnings after interest expense and before incentives, service fees, and extraordinary or special items; (V) operating income; (W) total stockholder return; (X) share price; (Y) book value; (Z) enterprise value; (AA) debt reduction; (BB) costs or expenses; (CC) objective safety measures (including recordable incident rates and lost time incident rates); (DD) objective environmental measures (including gas releases); (EE) sales; (FF) market share; (GG) objective productivity measures; (HH) revenue or earnings per employee; (II) objective measures related to implementation or completion of significant projects or processes; (JJ) significant and objective strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, geographic business expansion, customer satisfaction, employee satisfaction, human resources management, supervision of litigation, information technology, and goals relating to acquisitions, divestitures, joint ventures and similar transactions, and budget comparisons; and (KK) significant and objective individual criteria, including any of the foregoing performance goals, the implementation of policies and plans, the negotiation of transactions, the development of long-term business goals, formation of joint ventures, research or development collaborations, and the completion of other corporation transactions.

The Committee: (i) may appropriately adjust any evaluation of performance under a performance goal to eliminate the effects of charges for restructurings, discontinued operations, extraordinary items and all items of gain, loss or expense determined to be extraordinary or unusual in nature or related to the disposal of a segment of a business or related to a change in accounting principle, all as determined in accordance with applicable accounting provisions, as well as the cumulative effect of accounting changes, in each case as determined in accordance with generally accepted accounting principles or identified in the company's financial statements or notes to the financial statements; and (ii) may appropriately adjust any evaluation of performance under a performance goal to exclude any of the following that occurs during the applicable performance period: (a) asset write-downs, (b) litigation, claims, judgments or settlements; (c) the effect of changes in tax law or other such laws or provisions affecting reported results; (d) accruals for reorganization and restructuring programs; or (e) accruals of any amounts for payment under the LTIP or any other compensation arrangement maintained by the company. The performance measures may be absolute or measured relative to one or more peer companies or public indexes.

In the event of a restatement of the financial results of the company due to material noncompliance with any financial reporting requirement under the securities laws as a result of the misconduct of any executive director, the result of which is that such executive director's performance-based compensation paid, including STIP and LTIP awards, would have been less had it been calculated based on such restated results, the Committee may, subject to the provisions of the company's Incentive Remuneration Policy, seek to recover from such executive director, for the benefit of the company, the after-tax portion of the difference between the awarded compensation and the actual compensation absent the restatement.

The company's approach to annual salary reviews is consistent across the company, with consideration given to the scope of the role, level of experience, responsibility, individual performance and pay levels in comparable companies.

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Executive stock ownership guidelines

On 15 November 2017, the Board adopted the Executive Stock Ownership Guidelines (the "Guidelines") to more closely align the executives' interests with shareholders and to encourage executives to make decisions that will be in the company's long-term best interests—through all industry cycles and market conditions. The Guidelines require the CEO to achieve and maintain ownership of Venator stock equal to five times base salary to be achieved over a five year period.

During any year in which a director's ownership target is not met, he or she is required to retain at least 50% of net shares delivered through the LTIP (after deducting for the payment of taxes and, in the case of stock options, after deducting for payment of the exercise price of stock options). Shares acquired by a director prior to becoming subject to the Guidelines are not subject to the retention restriction. There are exceptions to the retention requirement for estate planning, gifts to charity, education and a participant's primary residence. Hardship exemptions may be made in rare instances.

Service contracts and policy on payments for loss of office

We do not enter into service contracts with our non-executive directors and they are not entitled to any benefits in connection with a loss of office. We generally do not enter into employment agreements with our executive directors, including the CEO, but the CEO may be entitled to certain benefits in connection with a loss of office as described below.

1. Executive Severance Plan

In July 2017, prior to the Separation, the company adopted the Venator Materials Executive Severance Plan (as amended and restated from time to time) (the "Executive Severance Plan") to provide severance and change of control benefits to executive directors in connection with a termination of the executive's employment by the company without "Reasonable Cause", or by the executive for good reason. The Executive Severance Plan was amended and restated in November 2017. Non-executive directors are not eligible to participate in the Executive Severance Plan. The Executive Severance Plan initially mirrored closely the terms of the Huntsman Executive Severance Plan in place at that time. As amended and restated, the Executive Severance Plan provides market severance benefits and is more inclusive for participants outside the United States.

The Executive Severance Plan applies to the CEO, and any other executive director appointed, and provides executive directors with cash payments equal to two times their base compensation (salary) plus an amount equal to their "Pro Rata Bonus for Termination Year" (see below).

The portion of the payment related to base compensation will be paid within 60 days of an executive director's termination, and the portion of the payment related to the pro rata bonus will be paid in ordinary course under the applicable plan as payments are made to the remaining participating employee population, unless otherwise required by applicable law.

In the event that an executive director is eligible to receive severance benefits pursuant to a separate plan or arrangement, whether by contract or through a regulatory entitlement, the executive director will not be eligible for severance benefits pursuant to the Executive Severance Plan unless he waives all rights to the benefits under that separate severance plan, arrangement or entitlement. Conversely, the executive director can elect not to participate in the Executive Severance Plan and continue to be eligible for benefits under such a separate severance plan, arrangement or entitlement. The CEO has waived his rights to any other severance benefits in favour of eligibility under the Executive Severance Plan.

Pursuant to the Executive Severance Plan:

•
"Reasonable Cause" means: (1) the grossly negligent, fraudulent, dishonest or wilful violation of any law, the material violation of any of our significant policies that materially and adversely affects us or other circumstances where we would be entitled, under the director's contract, if any, to terminate director's employment; or (2) the failure of the director to substantially perform his duties.

•
"Pro Rata Bonus for Termination Year" means a pro rata portion (by calendar days) of the annualised bonus under the applicable bonus program in effect at the time of the director's termination where the annualised bonus is calculated in accordance with our actual performance for the full calendar year during which the director's termination occurs.

The Executive Severance Plan also provides for outplacement services for a period that is the lesser of twelve (12) months following the executive director's termination or until the executive director obtains substantially comparable employment. In addition, the Executive Severance Plan provides the continuation of medical benefits for United States participants for up to two years following termination (which will be in the form of a lump sum cash payment equal to the Consolidated Omnibus Budget Reconciliation Act, or COBRA, premium at the time of departure multiplied by the severance period multiplied by 150%).

2. LTIP

Under the LTIP, upon an employee's termination of service with the company, whether voluntary or involuntary (and including without limitation termination on account of death, disability, or retirement), all such employees' awards as to which vesting has

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not occurred as of the date of termination shall be forfeited. However, the Committee may, when it finds that a waiver would be in the best interests of the company, waive in whole or in part any or all remaining vesting periods.

In addition, under the LTIP, if there is a Change of Control (as defined in the plan rules), the Committee may, in its discretion, provide for:

•
acceleration of the vesting of all or any portion of an award;

•
the waiving of any remaining restrictions of performance share units, in whole or in part, and deem the applicable performance period to end immediately prior to the occurrence of the change of control (in which case the satisfaction of the applicable relative TSR performance metrics will be based upon actual performance as at the end of the revised performance period);

•
changing the period of time during which vested awards may be exercised (for example, but not by way of limitation, by requiring that unexercised, vested awards terminate upon consummation of the change of control);

•
payment of substantially equivalent value in exchange for the cancellation of an award;

•
assumption by the successor company of an award, or the substitution thereof for similar options, rights or awards covering the stock of the successor company; and/or

•
issuance of substitute awards of substantially equivalent value.

Our policy on termination payments on a Change of Control is intended to reflect market practice in the United States.

Approach to recruitment remuneration

Remuneration arrangements for a new executive director would be set in accordance with the existing policy in force at the time of appointment including the maximum limits set out therein, except as noted below:

•
if it is considered appropriate to set the salary for a new executive director at a level which is below market, his or her salary may be increased in future periods to achieve the desired market positioning by way of a series of phased above inflation increases, subject to continued development in the role;

•
the Committee may set different performance measures and targets for the STIP, depending on the timing and nature of the appointment;

•
in the case of an executive director being recruited overseas, being recruited by the company to relocate overseas or an existing executive director being asked to relocate overseas, expatriate benefits may be provided on an on-going basis. The Committee may also approve the payment of one-off relocation-related expenses and legal fees;

•
The Committee may offer additional cash and/or share-based elements to compensate an individual for remuneration forfeited on leaving a former employer, in connection with an executive joining the company following merger and acquisition activity or for any other reason at the discretion of the Committee, if it considers these to be in the best interests of the company and its shareholders. Depending on individual circumstances at the time, the Committee has the discretion to determine the type of award (i.e. cash, shares, options, vesting and holding periods and whether or not performance conditions would apply). When exercising its discretion, the Committee will carefully consider the balance between the need to secure an individual in the best interests of the company against the concern of shareholders about the quantum of remuneration. Any use of discretion would be disclosed to shareholders if considered appropriate by any reasonably practicable means; and

•
in the case of an internal appointment, any variable pay element awarded in respect of the prior role will be allowed to pay out according to its original terms or adjusted as considered appropriate to reflect the new role.

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Executive reward under different performance scenarios

The CEO's total remuneration for minimum, target and maximum performance is presented in the chart below.

•
"Minimum" reflects fixed pay (salary, benefits and pension cash payments) and LTIP awards granted in 2018 (share options have been included based on the expected Black Scholes value at the time of the grant). Certain benefits and pension cash payments vary from year to year, but make up a small portion of total remuneration. The amounts shown in this table assume these variable amounts will not change in 2018. Share price appreciation has been excluded from the amount shown;

•
"Target" reflects fixed pay (salary, benefits and pension cash payments), target STIP award opportunity for 2018 and LTIP awards granted in 2018 (share options have been included based on the expected Black Scholes value at the time of grant). Share price appreciation has been excluded from the amount shown; and

•
"Maximum" reflects fixed pay (salary, benefits and pension cash payments), maximum STIP award opportunity for 2018 and LTIP awards granted in 2018 (share options have been included based on the expected Black Scholes value at the time of grant). Share price appreciation has been excluded from the amount shown.

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Non-Executive Director Compensation

Element	Purpose and link to strategy	Operation	Maximum opportunity

Annual retainer	To enable the Company to recruit high calibre, experienced non-executive directors.	The Chairman and non-executive directors receive a base cash retainer, with supplementary retainers payable for additional Board responsibilities (e.g. Chairmanship of the Board, membership or chairmanship of a Board Committee or for the role of Vice Chairman/Lead Independent Director).

Annual retainers are normally paid in 4 quarterly instalments during the year.

Retainers are typically reviewed annually against those for non-executive directors in companies of a similar scale and complexity. Non-executive directors are not eligible to receive benefits.

Details of the current retainer and supplementary retainer policy are set out on page 29 of the annual report on remuneration.

Retainer levels are reviewed on a periodic basis, and may be increased taking into account factors such as the time commitment of the role and market levels in companies of comparable size and complexity and other broadly comparable companies.

Equity-based compensation		In addition to the annual and supplementary cash retainer, the non-executive directors, including the Chairman, are also eligible to receive annual equity based compensation under our LTIP. The equity award will be awarded in the form of fully vested shares, share units or other awards permissible pursuant to the LTIP.	Equity awards will be granted annually over shares with a grant date value equal to $120,000, subject to normal increases from time to time.

Other	To enable the executive directors to appropriately fulfil their duties	The Chairman and non-executive directors are entitled to reimbursement of reasonable expenses (including any tax payable thereon) incurred in connection with their duties.	No maximum limits are specified.

Following the Separation, the Company adopted a voluntary deferred compensation plan in which the Chairman and non-executive directors are eligible to participate, which provides for deferral of annual retainers until termination of service.

The Chairman and non-executive directors are subject to share ownership guidelines, which must be achieved within five years following appointment to the Board. Under these share ownership guidelines, the Chairman and non-executive directors are required to build and maintain a shareholding with a value equal to five times their annual cash retainer.

The appointment for the Chairman and non-executive directors is subject to annual re-election at the AGM. Appointments may be terminated at any time or in accordance with the Amended and Restated Articles of Association of the company or upon their resignation. The non-executive directors are not entitled to receive any compensation on termination of their appointment other than the payment of deferred annual retainers or share units issuable upon termination of service.

For the appointment of a new Chairman or non-executive directors, the retainer arrangement would be set in accordance with the approved remuneration policy in force at that time.

Statement of consideration of employment conditions elsewhere in the company

The remuneration policy for the CEO is similar to the policy applied to other senior executives across the company.

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The same overarching principle applies across Venator, that compensation should be sufficient to attract and retain high calibre talent and should support the delivery of the business strategy. There are, however, some differences in the structure of the remuneration policy for the CEO compared to other employees, which the Committee believes are necessary to reflect the different levels of responsibility. The three main differences are the increased emphasis on performance-related pay (through a higher variable pay opportunity), a greater focus on long-term alignment (through greater use of equity and minimum shareholding guidelines) and severance related benefits.

Although the Committee does not formally consult with employees in respect of the design of the directors' remuneration policy, the Committee does consider the general basic salary increase, remuneration arrangements and employment conditions for the broader employee population when determining the remuneration policy for executive directors.

Consideration of shareholder views

The Committee values the views of the company's shareholders and guidance from shareholder representative bodies. Shareholder feedback received in relation to the AGM, as well as any additional feedback received during the year, will be considered as part of the company's annual remuneration review. The Committee will consider the views of major shareholders in connection with making any significant changes to the remuneration policy.

Annual Report on Remuneration for 2017

This report sets out details on how the directors have been remunerated in the year under review and how the Committee intends to apply the remuneration policy in the forthcoming financial year. This Annual Report on Remuneration will be put to an advisory shareholder vote at the forthcoming AGM.

The relevant sections of the report have been audited by Deloitte LLP.

Compensation Committee members

Daniele Ferrari (Chairman)
Sir Robert J. Margetts
Kathy Patrick

The Committee was formed immediately prior to the Separation. All members of the Committee are independent non-executive directors.

Responsibilities

The Committee approves the Company's policy on executive remuneration and determines the levels of remuneration for the executive directors. The Committee recommends to the Board the remuneration levels for the Chairman and all other non-executive directors. The Committee's terms of reference, or charter, can be viewed on our website at www.venatorcorp.com and are also available on request.

Advisors

The Committee receives information and takes advice from inside and outside the Company. Internal support is provided by the CEO and the General Counsel. The Chairman and CEO are also invited to attend meetings where appropriate. No individual is present when matters relating to his/her own remuneration are discussed.

Meridian was appointed in 2017 to act as the independent adviser to the Committee. The total fees and expenses paid to Meridian in respect of services to the Committee during the year were $237,677. This is based on an hourly rate for the provision of remuneration advice to the Committee in 2017 and certain expenses in connection with obtaining market remuneration data. Meridian provided no other services to the Company during the year. The Committee is satisfied that the advice that it receives from Meridian is objective and independent.

Prior to the Separation, Huntsman used Meridian to assist on executive compensation matters related to Huntsman. In September 2017, the Committee engaged Meridian as its independent executive compensation consultant. Meridian is an independent compensation consulting firm and does not provide any services to us outside of matters pertaining to executive officer and director compensation. Meridian reports directly to the Committee, which is responsible for determining the scope of services performed by Meridian and the directions given to Meridian regarding the performance of such services. Meridian attends Committee meetings as requested by the Committee.

The Committee determined that the services provided by Meridian to the Committee during 2017 did not give rise to any conflicts of interest. The Committee made this determination by assessing the independence of Meridian under the six independence factors adopted by the SEC and incorporated into the NYSE Corporate Governance Listing Standards. Further, in making this assessment, the Committee considered Meridian's written correspondence to the Committee that affirmed the independence of Meridian and the partners, consultants and employees who provide services to the Committee on executive and director compensation matters.

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The Committee has on occasion, through management, sought the advice of Vinson & Elkins LLP, a law firm that represents and receives fees from our company with respect to legal services provided in other areas. Based on a letter from Vinson & Elkins assessing their independence under the six independence factors adopted by the SEC and incorporated into the NYSE Corporate Governance Listing Standards, the Committee determined that the services provided by Vinson & Elkins to the Committee during 2017 also did not give rise to any conflicts of interest.

The information provided in this part of the Directors' Remuneration Report is subject to audit.

Directors' remuneration for 2017

The table below shows the remuneration, paid to or receivable by, the executive and non-executive directors of Venator since 1 August 2017 in connection with the Separation (or, since appointment to the Board, if later).

Single total figure table	Salary and fees	Taxable benefits(3)	Annual STIP award(4)	Long-term incentives(5)	Pension(6)	Other		Total 2017 (since 1 August 2017 or appointment if later)

Executive

Simon Turner(1)	$354,167	$5,695	$1,059,333	$947,439	$60,311	$491,802	(7)	$2,918,747

Non-executive

Peter R. Huntsman(2)	$41,667	—	—	—	—	$120,000	(8)	$161,667

Sir Robert J. Margetts(2)	$52,500	—	—	—	—	$120,000	(8)	$172,500

Douglas D. Anderson(2)	$45,417	—	—	—	—	$120,000	(8)	$165,417

Daniele Ferrari(2)	$43,333	—	—	—	—	$120,000	(8)	$163,333

Kathy Patrick(2)	$23,750	—	—	—	—	$120,000	(8)	$143,750

Total	$560,834	$5,695	$1,059,333	$947,439	$60,311	$1,091,802		$3,725,414

(1)
The CEO was appointed to the Board as President and Chief Executive Officer on 28 April 2017, the date the Company was formed. He is the only executive director of the Company. Prior to this date he worked for and was remunerated by a subsidiary of Huntsman. He continues to be remunerated by the same subsidiary, Venator Materials UK Limited, which was reorganized as a wholly-owned subsidiary of the Company. Details of the CEO's historical compensation relating to Huntsman's compensation policy and programs can be found in Venator's prior filings and communications with the SEC relating to the Separation and certain of Huntsman's proxy statements filed with the SEC.

(2)
The Chairman, Mr. Huntsman, was appointed on 28 April 2017. Sir Robert was appointed on 21 June 2017, Messrs. Anderson and Ferrari were appointed on 1 August 2017 and Ms Patrick was appointed on 1 October 2017.

(3)
For the CEO, taxable benefits relate to use of a company car. For the non-executive directors, there are no taxable benefits.

(4)
This relates to the bonus for the financial year ending 31 December 2017 (see section entitled "Annual STIP Award" on page 25 for further details).

(5)
Details of outstanding equity awards granted to the CEO under the LTIP are set out on pages 26 to 28. Unvested Huntsman awards were converted into awards under the LTIP on a like-for-like basis in August 2017. The value included in the table above, relates to the value of awards under the LTIP and the incremental value of the converted awards granted by Huntsman in current and prior years. In addition, the CEO also received a supplemental equity award in September 2017.

(6)
This relates to pension cash contributions paid to the CEO since 1 August 2017 (see section entitled "Pension" on pages 25 and 26 for further details).

(7)
The CEO received a one-off bonus in September 2017 (see section entitled "Separation Remuneration" on page 26) for further details.

(8)
This relates to the annual equity-based compensation awarded to the non-executive directors under the LTIP. The equity awards comprise fully vested share units, further details of which are set out on pages 26 to 28.

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Annual STIP award

The CEO was entitled to participate in an annual bonus arrangement entiled the STIP (short-term incentive plan) for the year ending 31 December 2017. The bonus opportunity for target performance was 100% of base salary. The bonus was based on:

		Performance require at:
	Weighting (% salary at target)				Actual performance	Pay-out (% salary)
Performance measure		Threshold	Target	Stretch
Corporate adjusted EBITDA	30%	$156.3	$250.0	$312.5	$436	51%
Corporate free cash flow	20%	$31.9	$55.8	$71.7	$221	34%
Corporate Days Inventory Reduction	10%	–2%	5.5%	9.4%	3%	5.6%
Business improvements	20%	$15.0	$17.0	$25.0	$36	34%
EH&S	20% (1)	—	—	—	—	0%

Total	100%					124.6%

(1)
These objectives and results are commercially sensitive. In relation to the EH&S targets, notwithstanding achievement of the process safety objectives, the Committee exercised negative discretion in not paying out this portion of the STIP award due to the magnitude of the incident at our Pori, Finland manufacturing facility on January 30, 2017.

The total bonus payable for the period to 31 December 2017 was $1,059,333 (124.6% of salary). The bonus was payable solely in cash.

Pension

While at Huntsman, the CEO participated in defined benefit pension arrangements through the tax-qualified Tioxide Pension Fund and the Huntsman Global Pension Scheme for service with Huntsman through December 2010. The Tioxide Pension Fund was largely maintained to provide benefits for employees in the Pigments and Additives segment of Huntsman, therefore sponsorship of the plan was transferred to us in connection with the Separation. At the beginning of the 2018 year, Huntsman transferred sponsorship of the Huntsman Global Pension Scheme to Venator and we will continue to maintain the plan for applicable participants.

Venator did not make any contributions under either of these plans to the CEO in 2017 and will not make any further contributions in future years. The CEO now receives cash payments in lieu of any further pension accrual.

In addition, during 2012, Huntsman and the CEO entered into a top-up payment agreement to make up for benefits lost due to salary restrictions in the U.K. and which was intended to provide benefits under the Huntsman Global Pension Scheme based on the CEO's uncapped final salary. The benefits payable pursuant to the top-up agreement will be calculated, determined and paid under the same terms and conditions as the applicable pension plan. As of December 31, 2017, the CEO had approximately 28 years of service in the U.K., and is fully vested in benefits from these plans.

Separation remuneration

In connection with the Separation and in recognition of his significant contributions to our company in connection with the Separation and the initial public offering of our ordinary shares, the CEO, alongside other members of the senior executive team, received a one-off cash bonus of $491,802.

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Long-term incentive plans (supplemental equity award)

Details of the supplemental equity granted to the CEO after the Separation, which was made taking into account the increased level of responsibilities assumed by the CEO in connection with his new expanded role in a stand-alone publicly traded company, are set out in the table below:

Awards to the CEO	Value(1) ($'000)	Award date	No. of shares granted	Exercise price ($)	Date of vesting/exercise	Expiry date
Restricted stock units	400	27 September 2017	17,521	—	The awards vest in three equal annual instalments beginning 27 September 2018.	—
Stock options	400	27 September 2017	41,494	22.83	The awards vest in three equal annual instalments beginning 27 September 2018.	27 September 2027

Total	800		59,015

(1)
Based on the fair value of the awards at the date of grant. The face value of the restricted stock units is the same as the fair value. The face value of the stock options on the date of grant was $9.64 using the Black Scholes valuation method. If the stock options were shown based on the face value at the date of grant, which is not considered by the Committee in determining the value of such awards, then the value of the stock options would be $947,308.

The awards are not subject to performance conditions.

Prior to the Separation, the CEO participated in various equity incentive plans operated by Huntsman. As set out in the terms of the employee matters agreement filed with the SEC at the time of the Separation, outstanding unvested Huntsman equity awards were replaced with equivalent equity awards in Venator Materials PLC.

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The table below sets out details of the replacement awards granted to the CEO on 16 August 2017 a face value of $18.99 per share as of that date.

Original Huntsman award	Replacement Venator award(1)	Value(2) ($'000)	Transaction date	No. of Venator shares granted	Exercise price ($)	Date of vesting/exercise	Expiry date
2015 Stock Option grant	Stock option	6	16 August 2017	11,145	17.13	4 February 2018(3)	4 February 2025
2016 Stock Option grant	Stock option	55	16 August 2017	54,268	6.67	The options vest in two equal instalments on 3 February 2019 and on 3 February 2020(3)	3 February 2026
2017 Stock Option grant	Stock option	56	16 August 2017	57,496	15.81	The options vest in three equal instalments on 1 February 2018, 1 February 2019 and 1 February 2020(3).	1 February 2027
2015 Restricted share grant	Restricted stock units	—	16 August 2017	6,617	—	4 February 2018(4)	—
2016 Restricted share grant	Restricted stock units	—	16 August 2017	24,010	—	The restricted stock units will vest in two equal instalments on 3 February 2019 and on 3 February 2020(4)	—
2017 Restricted share grant	Restricted stock units	—	16 August 2017	25,315	—	The restricted stock units will vest in three equal instalments on 1 February 2018, 1 February 2019 and 1 February 2020(4)	—
2015 Performance share grant	Restricted stock units(5)	18	16 August 2017	4,783	—	31 December 2017(4)	—
2016 Performance share grant	Restricted stock units(5)	12	16 August 2017	51,107	—	31 December 2018(4)	—

Total		147	—	234,741	—	—

(1)
The awards were converted by multiplying the number of outstanding unvested Huntsman equity awards by 1.3296, a ratio which was determined by dividing: (i) the Volume Weighted Average Price ("VWAP") of Huntsman common stock for a ten trading day period, starting with the opening of trading on the eleventh trading day prior to the listing of Venator ordinary shares to the closing of trading on the last trading day prior to the listing of Venator ordinary shares by (ii) the VWAP of our ordinary shares for a ten trading day period, starting with the opening of trading on the first trading day following the listing of Venator ordinary shares to the closing of trading on the tenth trading day following the listing of Venator ordinary shares. If any Huntsman equity-based incentive award had accrued dividends or dividend equivalent rights that had not been paid or otherwise settled immediately prior to the effective time of the settlement, a bookkeeping account or accounts (the "Dividend Accounts") equal to the amount of such dividends or dividend equivalent rights has been kept. The amounts in the Dividend Accounts remain subject to the same terms and conditions, including vesting and forfeiture that were applicable to the dividends and dividend equivalent rights under the applicable Huntsman equity plan. Immediately following the time or times at which such Dividend Accounts become eligible to be settled, Huntsman will transfer to us the cash amount of such Dividend Accounts.

(2)
Reflects the incremental value of the awards based on the Black Scholes value on the date of transfer in the case of stock options, the share price on the date of transfer of $18.99 in the case of restricted share grants and the Monte Carlo value on the date of transfer in the case of performance share grants. The face value of the stock option award conversions are $211,644, $1,030,549 and $1,091,849 for the 2015, 2016 and 2017 grants, respectively. The face value of the restricted share award conversions are $125,657, $455,950 and $480,732 for the 2015, 2016 and 2017 grants, respectively. The face value of the performance share award conversions are $90,829 and $970,522 for the 2015 and 2016 grants, respectively.

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(3)
Each option may not be exercised on or after the earliest of the following: (i) the date that is ten (10) years following the date of grant (which is tied to the original grant date of the parent award); (ii) the expiry of the period of six months following certain changes of control and (iii) the expiry of the period during which any person or groups of persons is bound or entitled under Sections 979 to 982 or Sections 983 to 985 of the Companies Act 2006 (or similar law of another jurisdiction) to acquire shares of the same class as the Ordinary Shares.

(4)
Subject to the CEO remaining continuously employed by the Company as of the applicable vesting date.

(5)
For Huntsman performance share units that were subject to performance conditions immediately prior to the effective date of the separation, the number of shares has been adjusted based on actual performance achieved immediately prior to the effective date of the Separation. The replacement Venator restricted stock units were based on this adjusted number of Huntsman performance share units, including time-based vesting, but not including any further performance conditions.

Non-executive Director Compensation

The current fee policy for the non-executive directors is as follows:

Annual retainer	$60,000

Additional retainer:
Chairman of the Board	$40,000
Vice Chairman/Lead Independent Director	$25,000
Audit Committee: Chairman	$20,000
Audit Committee: Member(1)	$15,000
Compensation Committee: Chairman	$15,000
Compensation Committee: Member(1)	$10,000
Nominating & Governance Committee: Chairman	$15,000
Nominating & Governance Committee: Member(1)	$10,000

(1)
The Chairman of each Committee will be eligible to receive the additional retainer applicable to Committee members in addition to the retainer applicable to the Committee Chairman.

In addition to the cash compensation, the non-executive directors are eligible to receive annual equity based compensation with an aggregate grant date value equal to $120,000. These share units, granted under Venator's 2017 Stock Incentive Plan, vest immediately on grant and no exercise price will be payable. Details of the share awards granted in 2017 to the non-executive directors are set out in the table below:

	Award type	Value(1) ($'000)	Award date	No. of shares granted
Peter R. Huntsman	Equity	$120	27 September 2017	5,256
Sir Robert J. Margetts	Equity	$120	27 September 2017	5,256
Daniele Ferrari	Equity	$120	27 September 2017	5,256
Douglas D. Anderson	Equity	$120	27 September 2017	5,256
Kathy Patrick	Equity	$120	1 October 2017	5,310

Total		$600	—	26,334

(1)
Based on the share price on the date of grant of $22.83 on 27 September 2017 and $22.60 on 29 September 2017.

Payments to past directors

There were no payments to past directors during the period.

Payments for loss of office

There were no payments for loss of office during the period.

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Statement of directors' shareholding and share interests

The table below sets out details of the directors' shareholdings and share interests as at 31 December 2017.

		Interests in shares(1)

Director	Beneficially owned shares	Unvested Stock Options	Unvested restricted stock units	Vested and undelivered share units	Total

Executive

Simon Turner	2,534	122,909	124,570	—	247,479

Non-Executive

Peter R. Huntsman	—	—	—	5,256	5,256

Sir Robert J. Margetts	—	—	—	5,256	5,256

Douglas D. Anderson	—	—	—	5,256	5,256

Daniele Ferrari	—	—	—	5,256	5,256

Kathy Patrick	—	—	—	5,310	5,310

(1)
The interests in shares are not subject to any performance conditions.

We adopted share ownership guidelines on 15 November 2017. Shares counting toward the guideline include shares held outright by a participant, shares held in trust or under similar arrangements, restricted stock units and share units issued as part of long term compensation and net shares acquired upon exercise of stock options. The CEO is subject to a share ownership guideline of 500% of base salary, which must be achieved within five years following the date on which the CEO's services began. As of 31 December, 2017, the CEO held 127,104 shares that count toward the guideline. Based on the closing stock price of $22.12 on December 29, 2017 (the last trading day of 2017), the CEO achieved 331% of base salary, but is in compliance with the ownership guideline since he has until 2022 to achieve the guideline. Until such guideline is met, he is required to retain at least 50% of net shares delivered through the Venator stock incentive plans. Shares acquired by the participant prior to becoming subject to the guidelines are not subject to the retention restriction.

The non-executive directors are subject to a share ownership guideline of 500% of the applicable annual cash retainer. The guideline holding for the non-executive directors must be achieved within five years following the date on which the non-executive directors' services on the board began. As of 31 December, 2017, each non-executive director, other than Ms Patrick held 5,256 shares counting toward the guideline and Ms Patrick held 5,310 shares counting toward her guideline. Based on the closing stock price of $22.12 on December 29, 2017 (the last trading day of 2017), the directors, other than Ms Patrick, achieved 194% of the guideline and Ms Patrick achieved 196% of the guideline. All non-executive directors are in compliance with the ownership guidelines since they have until 2022 to achieve the respective guidelines.

End of the information provided in this Directors' Remuneration Report that is subject to audit.

Performance graph and table

The chart below shows the total shareholder return performance of the Company for the period since Admission to 31 December 2017, compared to the following indices: the S&P Midcap 400 Index; the S&P 500 Index; the S&P MidCap 400 Chemicals Index; and the S&P 500 Chemicals Index. These comparators have been chosen as they are broad equity indices comprised of entities of comparable size and complexity.

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(1)
The chart shows the value (as at 31 December 2017) of $100 invested in Venator Materials PLC on the date of Admission (3 August 2017) compared to $100 invested in the following indices: the S&P Midcap 400 Index; the S&P 500 Index; the S&P MidCap 400 Chemicals Index; and the S&P 500 Chemicals Index on the same day.

The table below shows the total remuneration of the CEO over the same period.

Remuneration of the President & CEO	2017
Total Remuneration ($'000)	2,944
Annual STIP award payable (% maximum)(1)	73%
Performance shares vesting (% maximum)	Nil

(1)
The maximum STIP opportunity is 200% of target.

Percentage change in remuneration of director undertaking the role of Chief Executive Officer

Prior to the Separation, employees, including the CEO, were remunerated by group companies other than Venator. It is therefore not possible to provide meaningful comparative data for 2017, for which the Company was only listed for part of the year. However, full disclosure of the year-on-year movement will be provided in future remuneration reports.

Relative importance of the spend on pay

The table below shows the Company's spend on pay compared with distributions to shareholders since the Separation. Prior years are not shown since the Company was formed in 2017.

$2017
Remuneration paid to or receivable by all employees ($'000)	382,000
Distributions to shareholders by way of dividends	Nil
Distributions to shareholders by way of share buy-backs ($'000)	65

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Application of the remuneration policy for 2018

A summary of how the remuneration policy will be applied during the forthcoming year is set out below:

CEO
Salary for CEO	CEO: $850,000
Salary was set as of 1 July 2017 and was unchanged for 2018.
Benefits and pension	No change
2018 STIP eligibility
STIP award will be based on a mixture of corporate EBITDA, free cash flow, business improvement program, EH&S initiatives and progress on the project to rebuild the Pori plant following the 2017 fire. The performance targets for 2018 are deemed to be commercially sensitive and will be disclosed in next year's Annual Report on Remuneration.
2018 equity awards	$2,000,000 equity award payable 50% in stock options and 50% in restricted stock units granted in February 2018.
Chairman and non-executive directors
Fees	The Chairman and non-executive director fees have not been increased for 2018. A summary of the current fee policy is set out on page 29.

By order of the Board

Daniele Ferrari
Chairman of the Compensation Committee
24 April 2018

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 Venator Materials PLC

Directors' Responsibilities Statement

The directors are responsible for preparing the Annual Report and the Financial Statements in accordance with applicable law and regulations.

UK company law requires the directors to prepare financial statements for each financial year. Under that law the directors have elected to prepare the financial statements in accordance with United Kingdom Generally Accepted Accounting Practice (United Kingdom Accounting Standards and applicable law), including FRS 102 "The Financial Reporting Standard applicable in the UK and Republic of Ireland". Under UK company law the directors must not approve the accounts unless they are satisfied that they give a true and fair view of the state of affairs of the company and of the profit or loss of the company for that period. In preparing these financial statements, the directors are required to:

•
select suitable accounting policies and then apply them consistently;

•
make judgments and accounting estimates that are reasonable and prudent;

•
state whether applicable UK Accounting Standards have been followed, subject to any material departures disclosed and explained in the financial statements; and

•
prepare the financial statements on the going concern basis unless it is inappropriate to presume that the company will continue in business.

The directors are responsible for keeping adequate accounting records that are sufficient to show and explain the company's transactions and disclose with reasonable accuracy at any time the financial position of the company and enable them to ensure that the financial statements comply with the Companies Act 2006. They are also responsible for safeguarding the assets of the company and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.

The directors are responsible for the maintenance and integrity of the corporate and financial information included on the company's website. Legislation in the United Kingdom governing the preparation and dissemination of financial statements may differ from legislation in other jurisdictions.

Responsibility statement

We confirm that to the best of our knowledge:

•
the financial statements, prepared in accordance with United Kingdom Generally Accepted Accounting Practice, including FRS 102 "The Financial Reporting Standard applicable in the UK and Republic of Ireland", give a true and fair view of the assets, liabilities, financial position and profit or loss of the company;

•
the strategic report includes a fair review of the development and performance of the business and the position of the company, together with a description of the principal risks and uncertainties that they face; and

•
the Annual Report and Financial Statements, taken as a whole, are fair, balanced and understandable and provide the information necessary for shareholders to assess the company's position and performance, business model and strategy.

This responsibility statement was approved by the Board of directors on 24 April 2018 and is signed on its behalf by:

Chief Executive Officer	Secretary
Simon Turner	Russell R. Stolle
24 April 2018	24 April 2018

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Venator Materials PLC

Independent Auditor's Report to the Members of Venator Materials PLC

Report on the audit of the financial statements

Opinion

In our opinion the financial statements:

•
give a true and fair view of the state of the company's affairs as at 31 December 2017 and of its loss for the period then ended;

•
have been properly prepared in accordance with United Kingdom Generally Accepted Accounting Practice including Financial Reporting Standard 102 "The Financial Reporting Standard applicable in the UK and Republic of Ireland"; and

•
have been prepared in accordance with the requirements of the Companies Act 2006.

We have audited the financial statements of Venator Materials PLC (the 'company') which comprise:

•
Statement of comprehensive income

•
Balance sheet

•
Statement of changes in equity and;

•
the related notes 1 to 21

The financial reporting framework that has been applied in their preparation is applicable law and United Kingdom Accounting Standards, including Financial Reporting Standard 102 "The Financial Reporting Standard applicable in the UK and Republic of Ireland".

Basis for opinion

We conducted our audit in accordance with International Standards on Auditing (UK) (ISAs (UK)) and applicable law. Our responsibilities under those standards are further described in the auditor's responsibilities for the audit of the financial statements section of our report.

We are independent of the company in accordance with the ethical requirements that are relevant to our audit of the financial statements in the UK, including the FRC's Ethical Standard as applied to listed entities, and we have fulfilled our other ethical responsibilities in accordance with these requirements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our opinion.

Summary of our audit approach

Key audit matters	Venator Materials PLC's function is that of a holding company, and is a non-trading entity. The key audit matter that was identified in the current period is that of:
• Impairment of the Investment Balance

Materiality	The materiality that we used in the current period was $12,161,000 which was determined on the basis of 1% of the total equity balance.

Scoping	Venator Materials PLC was incorporated as a public limited company on the 28th April 2017. Therefore, this is the first period in which Venator Materials PLC has been subject to audit of its financial statements.

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Conclusions relating to going concern

We are required by ISAs (UK) to report in respect of the following matters where:	We have nothing to report in respect of these matters.
• the directors' use of the going concern basis of accounting in preparation of the financial statements is not appropriate; or

•

the directors have not disclosed in the financial statements any identified material uncertainties that may cast significant doubt about the company's ability to continue to adopt the going concern basis of accounting for a period of at least twelve months from the date when the financial statements are authorised for issue.

Key audit matters

Key audit matters are those matters that, in our professional judgement, were of most significance in our audit of the financial statements of the current period and include the most significant assessed risks of material misstatement (whether or not due to fraud) that we identified. These matters included those which had the greatest effect on: the overall audit strategy, the allocation of resources in the audit; and directing the efforts of the engagement team.

These matters were addressed in the context of our audit of the financial statements as a whole, and in forming our opinion thereon, and we do not provide a separate opinion on these matters.

Key audit matter description	Impairment of the Investment balance

Venator Materials PLC's principal function is that of a holding company and held $1,525,664,445 of investments in group subsidiaries as at 31st December 2017.

The investments of $1,525,664,445 as at 31st December 2017 are carried at cost. These investments comprise investments in Venator Finance s.a.r.l and Venator Materials LLC and account for 74.4% of total assets.

Judgement is required by the directors in assessing whether any of the investments are impaired based on assessment of their financial position and future prospects. This assessment requires consideration of a range of factors including anticipated future trading performance, net assets of investee entities and FRS 102 impairment indicators.

In light of the continuing competitive environment in which the Group operates, there is a risk that the carrying value of the investments may be higher than the recoverable amount. Under FRS 102, the company is required to consider any indicators of impairment at each reporting date, and if any indicators are noted, a full impairment review of the balance must be performed.

Further details are included within the Strategic report on pages 2 to 6, critical accounting judgements and key sources of estimation uncertainty in note 2 to the financial statements.

How the scope of our audit responded to the key audit matter	We have assessed the appropriateness of the methodology applied in the identification of impairment triggers.

We evaluated the design and implementation of the key controls related to the valuation of unlisted investments.

We obtained the most recent audited financial information of the related investments to determine whether their net assets values materially supported the carrying values of the investments held. We also inquired of management as to the prospects and outlook for the investments.

Using our knowledge of the entity and associated industry, we challenged managements' conclusion that no impairment triggers existed as at year-end, considering each of the impairment indicators listed under FRS 102.

Key observations	Based on the work performed we concluded that no impairment is identified as at 31 December 2017.

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Our application of materiality

We define materiality as the magnitude of misstatement in the financial statements that makes it probable that the economic decisions of a reasonably knowledgeable person would be changed or influenced. We use materiality both in planning the scope of our audit work and in evaluating the results of our work.

Based on our professional judgement, we determined materiality for the financial statements as a whole as follows:

Materiality	$12,161,000

Basis for determining materiality	Materiality was determined using 1% of the total equity balance.

Rationale for the benchmark applied	Venator Materials PLC acts as a holding company for subsidiary entities.

Total equity balance was selected as the appropriate measure on which to calculate materiality as it is considered an area of focus for the users of the accounts.

We agreed with the directors that we would report to them all audit differences in excess of $243k, as well as differences below that threshold that, in our view, warranted reporting on qualitative grounds. We also report to the directors on disclosure matters that we identified when assessing the overall presentation of the financial statements.

An overview of the scope of our audit

Our audit was scoped by obtaining an understanding of Venator Materials PLC and its environment, including relevant controls, and assessing the risks of material misstatement. Audit work to respond to the risks of material misstatement was performed directly by the audit engagement team.

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Other information

The directors are responsible for the other information. The other information comprises the information included in the Annual Report other than the financial statements and our auditor's report thereon.	We have nothing to report in respect of these matters.

Our opinion on the financial statements does not cover the other information and, except to the extent otherwise explicitly stated in our report, we do not express any form of assurance conclusion thereon.

In connection with our audit of the financial statements, our responsibility is to read the other information and, in doing so, consider whether the other information is materially inconsistent with the financial statements or our knowledge obtained in the audit or otherwise appears to be materially misstated.

If we identify such material inconsistencies or apparent material misstatements, we are required to determine whether there is a material misstatement in the financial statements or a material misstatement of the other information. If, based on the work we have performed, we conclude that there is a material misstatement of this other information, we are required to report that fact.

Responsibilities of directors

As explained more fully in the directors' responsibilities statement, the directors are responsible for the preparation of the financial statements and for being satisfied that they give a true and fair view, and for such internal control as the directors determine is necessary to enable the preparation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, the directors are responsible for assessing the company's ability to continue as a going concern, disclosing as applicable, matters related to going concern and using the going concern basis of accounting unless the directors either intend to liquidate the company or to cease operations, or have no realistic alternative but to do so.

Auditor's responsibilities for the audit of the financial statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor's report that includes our opinion. Reasonable assurance is a high level of assurance, but is not a guarantee that an audit conducted in accordance with ISAs (UK) will always detect a material misstatement when it exists. Misstatements can arise from fraud or error and are considered material if, individually or in the aggregate, they could reasonably be expected to influence the economic decisions of users taken on the basis of these financial statements.

A further description of our responsibilities for the audit of the financial statements is located on the Financial Reporting Council's website at: www.frc.org.uk/auditorsresponsibilities. This description forms part of our auditor's report.

Use of our report

This report is made solely to the company's members, as a body, in accordance with Chapter 3 of Part 16 of the Companies Act 2006. Our audit work has been undertaken so that we might state to the company's members those matters we are required to state to them in an auditor's report and for no other purpose. To the fullest extent permitted by law, we do not accept or assume responsibility to anyone other than the company and the company's members as a body, for our audit work, for this report, or for the opinions we have formed.

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Report on other legal and regulatory requirements

Opinions on other matters prescribed by the Companies Act 2006

In our opinion, based on the work undertaken in the course of the audit:

•
the information given in the strategic report and the directors' report for the financial period for which the financial statements are prepared is consistent with the financial statements; and

•
the strategic report and the directors' report have been prepared in accordance with applicable legal requirements.

In the light of the knowledge and understanding of the company and its environment obtained in the course of the audit, we have not identified any material misstatements in the strategic report or the directors' report.

Opinion on other matter prescribed by our engagement letter

In our opinion the part of the Directors' Remuneration Report to be audited has been properly prepared in accordance with the provisions of the Companies Act 2006 that would have applied were the company a quoted company.

Matters on which we are required to report by exception

Adequacy of explanations received and accounting records
Under the Companies Act 2006 we are required to report to you if, in our opinion:	We have nothing to report in respect of these matters.
• we have not received all the information and explanations we require for our audit; or
• adequate accounting records have not been kept, or returns adequate for our audit have not been received from branches not visited by us; or
• the financial statements are not in agreement with the accounting records and returns.

Directors' remuneration

Under the Companies Act 2006 we are also required to report if in our opinion certain disclosures of directors' remuneration have not been made.	We have nothing to report in respect of these matters.

Dave Johnson FCA (Senior statutory auditor)
For and on behalf of Deloitte LLP
Statutory Auditor
Newcastle upon Tyne, United Kingdom
24 April 2018

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VENATOR MATERIALS PLC

STATEMENT OF COMPREHENSIVE INCOME

For the period ended 31 December 2017

	Note	2017
		USD
Administrative expenses		(13,203,333)

Operating loss		(13,203,333)
Interest receivable and similar income	7	11,464,067
Interest payable and similar charges	8	(19,347,543)

Loss before taxation		(21,086,809)
Tax charge on loss	9	—

Loss for the financial year		(21,086,809)
Other comprehensive income		—

Loss for the period		(21,086,809)

Loss per share—basic and diluted	10	(0.32)

The notes on pages 43 to 53 are an integral part of these financial statements.

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VENATOR MATERIALS PLC

BALANCE SHEET

As at 31 December 2017

	Note	2017
		USD
Fixed assets
Tangible assets	11	9,754,384
Investment in subsidiary undertakings	12	1,525,664,445

		1,535,418,829
Current assets
Debtors—due within one year	13	57,260,507
Debtors—due after one year	13	457,306,476

		514,566,983
Creditors: Amounts falling due within one year	14	(86,920,088)

Net current assets		427,646,895

Total assets less current liabilities		1,963,065,724
Creditors: Amounts falling due after one year	15	(745,621,921)

Total net assets		1,217,443,803

Capital and reserves
Called up share capital	17	106,272
Capital contribution		1,235,505,017
Share option reserve	18	2,919,323
Profit and loss reserve		(21,086,809)

Total shareholder's funds		1,217,443,803

These financial statements of Venator Materials PLC (registered number 10747130) were approved by the board of directors and authorised for issue on 24 April 2018.

Signed on behalf of the board of directors

Simon Turner
Director

The notes on pages 43 to 53 are an integral part of these financial statements.

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VENATOR MATERIALS PLC

STATEMENT OF CHANGES IN EQUITY

As at 31 December 2017

	Note	Called up share capital	Capital contribution	Share option reserve	Profit and loss reserve	Total
		USD	USD	USD	USD	USD
At 28 April 2017		—	—	—	—	—
Loss for the financial year		—	—	—	(21,086,809)	(21,086,809)
Other comprehensive income		—	—	—	—	—

Total comprehensive loss		—	—	—	(21,086,809)	(21,086,809)

Issue of share capital, net of issue costs		106,272	—			106,272
Capital contribution		—	1,235,505,017	—	—	1,235,505,017
Share-based payment expense	18	—	—	2,919,323	—	2,919,323

At 31 December 2017		106,272	1,235,505,017	2,919,323	(21,086,809)	1,217,443,803

Reserves

Capital contribution reserve—This reserve represents the capital provided from the parent company as consideration for the transfer of subsidiary investments.

Share option reserve—This reserve represents the share-based payment expense recognised in profit or loss in respect of the share awards granted by the company. Refer to note 19 for further details.

Profit and loss reserve—This reserve represents the cumulative profits and losses of the company, net of any dividends payable.

The notes on pages 43 to 53 are an integral part of these financial statements.

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VENATOR MATERIALS PLC

NOTES TO THE FINANCIAL STATEMENTS

For the period ended 31 December 2017

GENERAL INFORMATION

Venator Materials PLC is a public company limited by shares and was incorporated on 28 April 2017, in England and Wales under the Companies Act 2006. The address of the registered office is given on page 1 in the company information. The nature of the company's operations is to act as the holding and financing company for its subsidiary entities and other group entities which form part of the Huntsman Corporation. The Huntsman Corporation is a publicly traded global manufacturer and marketer of differentiated chemicals.

The company is a publicly traded company registered on the NYSE Stock Market.

1 ACCOUNTING POLICIES

i      Basis of preparation

These financial statements have been prepared in compliance with United Kingdom Accounting Standards, including FRS 102 'The Financial Reporting Standard applicable in the UK and Republic of Ireland' ("FRS 102") and applicable legislation as set out in the Companies Act 2006 and SI 2008/410 'The Large and Medium-sized Companies and Groups (Accounts and Reports) 2008'. These financial statements have been prepared under the historical cost convention.

These financial statements have been prepared for the company as an individual reporting entity.

These financial statements are presented in United States Dollars ("USD") because that is the company's functional currency, being the currency of the primary economic environment in which the company operates.

FRS 102 allows a qualifying entity certain disclosure exemptions, subject to certain conditions that have been complied with. Accordingly in preparing these financial statements, the company has taken advantage of the exemption to present a statement of cash flows, as required by Section 7 'Statement of Cash Flows'. The company has also taken advantage of the exemption to disclose transactions with other group entities that are wholly owned subsidiaries within the group as required by Section 33 "Related Party Disclosures".

ii     Basis of consolidation

The company has taken advantage of the exemption available under Section 401 of the Companies Act 2006 not to prepare consolidated financial statements because the company is a wholly owned subsidiary and its results have been consolidated into the financial statements of Huntsman International LLC (the ultimate controlling party), a company registered in the state of Texas in the United States of America, this being the smallest parent undertaking to prepare group financial statements and in the financial statements of Huntsman Corporation, this being the largest parent undertaking to prepare group financial statements, which include the company.

Copies of the financial statements of Huntsman International LLC and Huntsman Corporation may be obtained from the Internet at www.huntsman.com.

iii    Going concern

The company's business activities, together with the factors likely to affect its future development, performance and position are set out in the strategic report on pages 2 to 6. The strategic report also sets out the principal risks and uncertainties facing the company. The company has no external debt, but is financed through an intercompany loan.

The directors are not aware of any circumstances that would impact on the ability of the company to remain in operation for the foreseeable future taking into account reasonably possible changes in trading performance. After making enquiries, the directors have a reasonable expectation that the company has adequate resources to continue in operational existence for the foreseeable future. Accordingly, the going concern basis is adopted in preparing the Annual report and Financial statements.

iv    Foreign currency

Transactions denominated in foreign currencies are translated into the functional currency, US dollars, at the exchange rates ruling at the date of the transactions.

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VENATOR MATERIALS PLC

NOTES TO THE FINANCIAL STATEMENTS (Continued)

For the period ended 31 December 2017

1 ACCOUNTING POLICIES (Continued)

Monetary assets and liabilities denominated in foreign currencies at the reporting date are retranslated into US dollars at the closing exchange rate ruling at that date. These translation differences are recognised in profit or loss. Non-monetary assets and liabilities measured at historical cost are translated using the exchange rate at the date of the transaction.

v     Interest receivable

Interest income is recognised when it is probable that the economic benefits will flow to the company and the amount receivable can be measured reliably. Interest income is accrued on a time basis, by reference to the principal outstanding and at the effective interest rate applicable to the financial asset. The effective interest rate is the rate that exactly discounts estimated future cash flows through the expected life of the financial asset to the asset's net carrying amount on initial recognition.

vi    Interest payable

Interest payable is recognised when it is probable that the economic benefits will flow from the company and the amount payable can be measured reliably. Interest payable is accrued on a time basis, by reference to the principal outstanding and at the effective interest rate applicable to the financial liability. The effective interest rate is the rate that exactly discounts estimated future cash flows through the expected life of the financial liability to the liability's net carrying amount on initial recognition.

vii   Taxation

The tax expense represents the sum of current tax payable and deferred tax. Tax is recognised in profit or loss except where items recognised in other comprehensive income or equity are chargeable to or deductible for tax purposes, and in which case the resulting current or deferred tax expense (or income) is presented in the same component of comprehensive income or equity as the transaction or other event that resulted in the tax expense (or income).

Current tax

Current tax is the amount of income tax payable (or recoverable) in respect of taxable profit for the year or prior years and is calculated using the tax rates and laws that have been enacted or substantively enacted by the reporting date.

Current tax assets and liabilities are offset only when there is a legally enforceable right to set off the amounts and the company intends either to settle on a net basis or to realise the asset and settle the liability simultaneously.

Deferred tax

Deferred tax is the tax expected to be payable (or recoverable) in respect of all timing differences that have originated but not reversed at the reporting date where transactions or events that result in an obligation to pay more tax in the future or a right to pay less tax in the future have occurred. Timing differences are differences between the company's taxable profits and total comprehensive income as stated in the financial statements that arise from the inclusion of gains and losses in tax assessments in periods different from those in which they are recognised in the financial statements.

Deferred tax liabilities are recognised for timing differences arising from investments in subsidiaries and associates, except where the company is able to control the reversal of the timing difference and it is probable that it will not reverse in the foreseeable future.

Unrelieved tax losses and other deferred tax assets are recognised only to the extent that it is probable that there will be suitable taxable profits from which the future reversal of the underlying timing differences can be deducted.

Deferred tax is measured using the tax rates and laws that have been enacted or substantively enacted by the reporting date that are expected to apply to the reversal of the timing difference.

Deferred tax assets and liabilities are offset only if: a) the company has a legally enforceable right to set off current tax assets against current tax liabilities; and b) the deferred tax assets and deferred tax liabilities relate to income taxes levied by the same taxation authority on either the same taxable entity or different taxable entities which intend either to settle current tax liabilities

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VENATOR MATERIALS PLC

NOTES TO THE FINANCIAL STATEMENTS (Continued)

For the period ended 31 December 2017

1 ACCOUNTING POLICIES (Continued)

and assets on a net basis, or to realise the assets and settle the liabilities simultaneously, in each future period in which significant amounts of deferred tax liabilities or assets are expected to be settled or recovered.

viii  Tangible fixed assets

Tangible fixed assets are recognised at cost less accumulated depreciation and any provision for impairment and include leasehold improvements, fixtures and fittings, computer hardware equipment and assets under construction. Assets under construction are carried at cost, less any provision for impairment. Depreciation is not recognised on assets under construction until the assets are ready for their intended use.

Depreciation is recognised so as to write off the cost of the assets less their residual values over their useful lives, using the straight-line method, using the following basis:

—Leasehold improvements	15 years
—Fixtures and fittings	15 years
—Computer hardware equipment	3 years

ix    Investment in subsidiary undertakings

Investments in subsidiary undertakings are stated at cost less any provision for impairment.

x     Financial instruments

Financial assets and liabilities are recognised when the company becomes party to the contractual provisions of the financial instrument. The company holds basic financial instruments only. The company has chosen to apply the recognition and measurement provisions of Section 11 'Basic Financial Instruments' and Section 12 'Other Financial Instruments Issues ' of FRS 102 in respect of its financial instruments.

All financial assets and liabilities are initially measured at transaction price (including transaction costs), except where the arrangement constitutes a financing transaction. If an arrangement constitutes a finance transaction, the financial asset or financial liability is measured at the present value of the future payments discounted at a market rate of interest for a similar debt instrument. Transactions fees receivable, or transaction costs payable, are included as a deduction to the initial carrying amount of the financial asset, or liability.

Financial assets and liabilities are only offset when, and only when there exists a legally enforceable right to set off the recognised amounts and the company intends either to settle on a net basis, or to realise the asset and settle the liability simultaneously.

Financial assets

Financial assets, comprising of amounts owed by group undertakings, are subsequently measured at amortised cost using the effective interest rate method.

Financial liabilities

Financial liabilities, comprising of loans and borrowings, trade creditors and amounts owed to group undertakings, are subsequently measured at amortised cost using the effective interest rate method. Liabilities are classified as current liabilities if the amount is due within one year or less, or as non-current liabilities if the amount is payable in more than one year from the reporting date.

xi    Impairment of assets

Assets are assessed for indicators of impairment at each reporting date. If there is objective evidence of impairment, an impairment loss is recognised in profit or loss as described below.

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VENATOR MATERIALS PLC

NOTES TO THE FINANCIAL STATEMENTS (Continued)

For the period ended 31 December 2017

1 ACCOUNTING POLICIES (Continued)

Non-financial assets

A non-financial asset is impaired where there is objective evidence that, as a result of one or more events that occurred after initial recognition, the estimated recoverable value of the asset has been reduced. The recoverable amount of an asset is the higher of its fair value less costs to sell and its value in use. Where indicators exist for a decrease in impairment loss, the prior impairment loss is tested to determine reversal. An impairment loss is reversed on an individual impaired asset to the extent that the revised recoverable value does not lead to a revised carrying amount higher than the carrying value had no impairment been recognised.

Financial assets

For financial assets carried at amortised cost, the amount of an impairment is the difference between the asset's carrying amount and the present value of estimated future cash flows, discounted at the financial asset's original effective interest rate. For financial assets carried at cost less impairment, the impairment loss is the difference between the asset's carrying amount and the best estimate of the amount that would be received for the asset if it were to be sold at the reporting date. The impairment loss is recognised in profit or loss.

Where indicators exist for a decrease in impairment loss, and the decrease can be related objectively to an event occurring after the impairment was recognised, the prior impairment loss is tested to determine reversal. An impairment loss is reversed on an individual impaired financial asset to the extent that the revised recoverable value does not lead to a revised carrying amount higher than the carrying value had no impairment been recognised. Any impairment reversal is recognised in profit or loss.

xii   Equity instruments

Ordinary shares are classified as equity where the instrument evidences a residual interest in the assets of the company after deducting all of the company's liabilities. Incremental costs directly attributable to the issue of ordinary shares are shown as a deduction in equity, net of tax, from the proceeds.

xiii  Employee benefits

The company provides benefits to its employees, being the directors, including salary and share-based payment awards.

Short-term benefits

Short-term benefits, including salary, are recognised as an expense in the period in which the service is received.

Share-based payments

The company issues equity-settled share-based payments to the directors of the company. Equity-settled share-based payments are measured at fair value (excluding the effect of non-market-based vesting conditions) at the date of grant. The fair value determined at the grant date of the equity-settled share-based payments is recognised as an expense in profit or loss on a straight-line basis over the vesting period. The credit is recognised as a separate reserve within equity.

The fair value of each stock option award and restricted share award is estimated on the date of grant using the Black-Scholes valuation model.

2 CRITICAL ACCOUNTING JUDGEMENTS AND KEY SOURCES OF ESTIMATION UNCERTAINTY

In the application of the company's accounting policies, which are described in note 1, the directors are required to make judgements, estimates and assumptions about the carrying amounts of assets and liabilities that are not readily apparent from other sources. The estimates and associated assumptions are based on historical experience and other factors that are considered to be relevant. Actual results may differ from these estimates.

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VENATOR MATERIALS PLC

NOTES TO THE FINANCIAL STATEMENTS (Continued)

For the period ended 31 December 2017

2 CRITICAL ACCOUNTING JUDGEMENTS AND KEY SOURCES OF ESTIMATION UNCERTAINTY (Continued)

The estimates and underlying assumptions are reviewed on an ongoing basis. Revisions to accounting estimates are recognised in the period in which the estimate is revised if the revision affects only that period, or in the period of the revision and future periods if the revision affects both current and future periods.

The directors have not identified any key sources of estimation uncertainty that will have a significant risk of causing material adjustments to the carrying value of assets and liabilities within the next financial year.

The following are critical accounting judgements that the directors have made in the process of applying the company's accounting policies and that have the most significant effect on the amounts recognised in the financial statements.

Indicators of impairment of assets

The directors are required to identify if there have been any indicators of impairment of assets. In making this judgment, the directors have considered both external and internal sources of information such as market conditions, internal technological conditions, counterparty credit ratings and experience of recoverability, and underlying profitability of the subsidiary undertakings. There have been no indicators of impairment identified in the current financial period.

3 SEGMENTAL REPORTING

The company's principal activity is to act as a holding and financing company for subsidiary entities and other group entities. The chief operating decision-maker (CODM) for the company is the board of directors. The directors have determined that the company has one reportable operating segment that relates to the provision of services for acting as a holding and financing company.

The company operates in one geographical market, being the United Kingdom.

4 LOSS BEFORE TAXATION

Period ended 31 December 2017
USD
This is stated after charging:
Employee benefits (note 5)	2,790,105
Depreciation of tangible fixed assets (note 11)	399,959
Fees payable to the company's auditor for the audit of the company's Financial Statements	26,834
Fees payable to the company's auditor for the audit of the group's US GAAP Financial Statements	1,108,333
Fees payable to the company's auditor for non audit services (all related to the secondary offering as part of the IPO)	239,500
Foreign exchange loss	212,303

5 EMPLOYEE BENEFITS

The company does not have any employees other than the executive and non executive directors. Employee benefits include directors fees for the non executive directors and equity settled share based payments for the Venator group ($2,600,925)

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VENATOR MATERIALS PLC

NOTES TO THE FINANCIAL STATEMENTS (Continued)

For the period ended 31 December 2017

6 DIRECTORS' EMOLUMENTS

Period ended 31 December 2017
USD
Director's emoluments
Executive director	2,926,945
Non executive directors	806,667

3,733,612

Remuneration of the highest paid director:

The company has only one executive director (highest paid director) who is remunerated through a subsidiary of the company, Venator Materials UK Limited. The emoluments are disclosed above.

The executive director did not exercise any share options in the year.

The executive director is a member of three defined benefit pension schemes within the group (Tioxide Pension Fund, Huntsman Global Pension Fund and Huntsman Top-Up Payment); the present value of the accumulated benefits under the three schemes were $14,379,523 at the end of the year. There is no accrued lump sum.

The director has no accrued benefits under a defined contribution pension scheme.

For further details of directors' emoluments, refer to the Directors' Remuneration Report on pages 13 to 37.

7 INTEREST RECEIVABLE AND SIMILAR INCOME

Period ended 31 December 2017
USD
Interest receivable—intergroup	11,463,823
Interest receivable—other	244

11,464,067

8 INTEREST PAYABLE AND SIMILAR CHARGES

Period ended 31 December 2017
USD
Interest payable—intergroup	16,396,561
Interest payable—loans and borrowings	1,722,725
Debt issue costs—amortisation	378,479
Bank charges	64,509
Other intergroup finance charges	785,269

19,347,543

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VENATOR MATERIALS PLC

NOTES TO THE FINANCIAL STATEMENTS (Continued)

For the period ended 31 December 2017

9 TAXATION ON LOSS

Period ended 31 December 2017
USD
Analysis of tax charge
Current taxation on loss
UK corporation tax charge	—
Foreign tax charge for the period	—

—

Deferred taxation

Origination and reversal of timing differences	—

—

Total tax on loss	—

The standard rate of tax applied to reported loss is 19.25%. The applicable tax rate has changed following the substantive enactment of the Finance Act 2016.

The differences between the total tax charge shown above and the amount calculated by applying the standard rate of UK corporation tax to the loss before tax is as follows:

Period ended 31 December 2017
USD
Loss before tax	(21,086,809)

Tax on loss at standard UK corporation tax rate of 19.25%	(4,059,211)
Effects of:
Expenses not deductible for tax purposes	1,319,650
Unrecognised deferred tax assets	72,340
Group relief	2,667,221

Total tax charge for year	—

10 EARNINGS PER SHARE

Basic and diluted earnings per share has been calculated based on the following:

Period ended 31 December 2017
USD
Earnings—basic and diluted
Being the loss for the period attributable to the owners of the company	(21,086,809)

Number of shares—basic and diluted
Weighted average number of ordinary shares	66,715,271

The company has issued share options (see note 18), which could potentially dilute the basic earnings per share in the future however these have not been included in the above diluted earnings per share calculation because they are antidilutive.

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VENATOR MATERIALS PLC

NOTES TO THE FINANCIAL STATEMENTS (Continued)

For the period ended 31 December 2017

11 TANGIBLE FIXED ASSETS

	Leasehold improvements	Fixtures and fittings	Computer hardware equipment	Assets in the course of construction	Total
	USD	USD	USD	USD	USD
Cost
At 28 April 2017	—	—	—	—	—
Additions	877,937	176,234	2,571,125	6,529,047	10,154,343

Balance at 31 December 2017	877,937	176,234	2,571,125	6,529,047	10,154,343

Accumulated depreciation
At 28 April 2017	—	—	—	—	—
Charge for the period	(24,663)	(4,950)	(370,346)	—	(399,959)

Balance at 31 December 2017	(24,663)	(4,950)	(370,346)	—	(399,959)

Net book value
Balance at 31 December 2017	853,274	171,284	2,200,779	6,529,047	9,754,384

12 INVESTMENTS IN SUBSIDIARY UNDERTAKINGS

Subsidiary Undertakings
USD
Cost
At 28 April 2017	—
Additions—Shares	20,010
Additions—Capital contributions	1,435,521,435
Additions—Loan capitalisation	90,123,000

Balance at 31 December 2017	1,525,664,445

Provisions for impairment

At 28 April 2017 and 31 December 2017	—

Net book value
Balance at 31 December 2017	1,525,664,445

The company holds investments in two subsidiary undertakings, Venator Finance S.a.r.l and Venator Materials LLC, analysed as followed:

Venator Finance S.a.r.l	1,243,868,374
Venator Materials LLC	281,796,071

1,525,664,445

The company owns 100% of the equity share capital of Venator Finance S.a.r.l, being 10,000 EUR 1.00 ordinary shares. The company was incorporated in France and its registered office is 180, route de Longwy, L-1940, LUXEMBOURG

The company owns 100% of the equity share capital of Venator Materials LLC, being 10,000 USD 1.00 ordinary shares. The company was incorporated in the USA and its registered office is 10001 Woodloch Forest Drive, The Woodlands, Texas 77380, USA.

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VENATOR MATERIALS PLC

NOTES TO THE FINANCIAL STATEMENTS (Continued)

For the period ended 31 December 2017

13 DEBTORS

Amounts due within one year

At 31 December 2017
USD
Amounts owed by group undertakings	54,590,641
Prepayments and accrued income	2,669,866

57,260,507

Amounts owed by group undertakings are unsecured, non-interest bearing, have no fixed date of repayment and are repayable on demand.

Amounts due after one year

At 31 December 2017
USD
Amounts owed by group undertakings—loan notes	456,300,000
Prepayments	1,006,476

457,306,476

Amounts owed by group undertakings due after one year relate to loan notes which were issued during 2017 with an initial loan value of $456,300,000. They carry a fixed rate of interest of 5.75% per annum and have a maturity date of July 2025. These are not repayable on demand and are therefore non current. The borrower (Venator Investments UK Limited) has the capacity to repay the loan to which this relates to at any time.

14 CREDITORS: AMOUNTS FALLING DUE WITHIN ONE YEAR

At 31 December 2017
USD
Loans and borrowings	6,293,311
Trade creditors	7,809,468
Amounts owed to group undertakings	71,410,025
Other taxes and social security	8,813
Accruals	1,398,471

86,920,088

Loans and borrowings are unsecured and relate to an insurance financing loan agreement entered into during the period. The financing carries a fixed rate of interest of 2.594% per annum and expires in June 2018.

Included with amounts owed to group undertakings is a current account credit balance of $14,969,629, this carries a variable rate of interest which are market rates calculated by JPMorgan, based on the rates charged on our debt and credit balances +12.5bp (0.125%). This balance is unsecured, has no fixed date of repayment and is repayable on demand. All other amounts are unsecured, non-interest bearing, have no fixed date of repayment and are repayable on demand.

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VENATOR MATERIALS PLC

NOTES TO THE FINANCIAL STATEMENTS (Continued)

For the period ended 31 December 2017

15 CREDITORS: AMOUNTS FALLING DUE AFTER MORE THAN ONE YEAR

At 31 December 2017
USD
Amounts owed to group undertakings—over 5 years	745,621,921

745,621,921

Amounts owed to group undertakings relate to an intercompany loan provided in July 2017. The initial value of the loan was $750,000,000 (issued in two tranches). The first tranche of $375,000,000 carries a fixed rate of interest of 5.75% per annum and matures in full on 15 July 2025. The second tranche of $375,000,000 carries a variable rate of interest of libor +3% and matures in full on 8 August 2024. The actual rate of interest of this second loan tranche was 4.38% during the current reporting period.

16 FINANCIAL INSTRUMENTS

The company has the following financial instruments:

At 31 December 2017
USD
Financial assets that are debt instruments measured at amortised cost
Amounts owed by group undertakings	54,590,641
Amounts owed by group undertakings—loan notes	456,300,000

510,890,641

Financial liabilities measured at amortised cost
Loans and borrowings	6,293,311
Trade creditors	7,809,468
Amounts owed to group undertakings	817,031,946

831,134,725

The company does not hold any derivative financial instruments.

17 SHARE CAPITAL

	At 28 April 2017	Issued	Repurchased/ redeemed and cancelled	At 31 December 2017
	Number	Number	Number	Number
Allotted and fully paid
£1 ordinary shares	—	50,000	(50,000)	—
£1 ordinary redeemable shares	—	50,000	(50,000)	—
$1 ordinary shares	—	1	(1)	—
$0.001 ordinary shares	—	70,000,000	—	70,000,000
$0.001 ordinary shares	—	36,271,712	—	36,271,712

	—	106,371,713	(100,001)	106,271,712

At 31 December 2017, the company has only one allocated class of share, being the $0.001 ordinary shares. These shares carry a right to one vote per share, with no entitlement to fixed dividend income. There are no restrictions on the repayment of capital. All other share capital issued during the period carried the same voting, dividend and capital rights, with the exception of the £1 ordinary redeemable shares which were redeemable at any time at the option of the company.

On 28 April 2017, the company issued 50,000 £1 ordinary shares at par totalling £50,000 and on 30 June 2017 issued a further 50,000 £1 ordinary redeemable shares at par, totalling £50,000, and 1 $1 ordinary shares at par, totalling $1, all for cash

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VENATOR MATERIALS PLC

NOTES TO THE FINANCIAL STATEMENTS (Continued)

For the period ended 31 December 2017

17 SHARE CAPITAL (Continued)

consideration. On the 28 July 2017, the company repurchased or redeemed all these shares at their par value and subsequently cancelled them. Each repurchase and redemption was funded out of the proceeds of the following issue in accordance with S694 of the Companies Act 2006.

On 28 July 2017, the company issued 70,000,000 $0.001 ordinary shares at par, totalling $70,000 for cash consideration.

On 31 July 2017, the company issued 36,271,712 $0.001 ordinary shares at par, totalling $36,272 for cash consideration.

18 SHARE-BASED PAYMENTS

On 1 August 2017, the company established the Venator Materials 2017 Stock Incentive Plan (the "2017 Plan") to provide for the granting of non-qualified stock options, incentive stock options, stock appreciation rights, restricted shares, phantom shares, performance awards and other stock-based awards for employees, directors and consultants of the company and the wider group. For further details about the grants made to employees, directors and consultants across the Huntsman Corporation group, please refer to the consolidated financial statements of Huntsman Corporation.

The company has granted share option awards and restricted share awards to the executive director of the company; the share-based payment charge being recognised within these financial statements.

The terms of the grant are determined and fixed at the grant date. Share options awards have a maximum contractual term of 10 years and have an exercise price equal to the company's share price at the date of grant. The share option awards and restricted share awards vest on the grant date; accordingly there are no vesting or performance conditions attached to these awards.

The fair value of the share options at the grant date was calculated using the Black Scholes model, which is considered to be the most appropriate generally accepted valuation method of measuring fair value. The Venator group recognised total expenses of $2,600,925 related to equity-settled share-based payment transactions in 2017.

Period ended 31 December 2017
Share option awards
Weighted average share price	22.83 $
Weighted average exercise price	22.83 $
Expected volatility	41%
Expected life	6 years
Risk-free rate	2%
Dividend yield	0%
Weighted average fair value at grant date	7.68 $

Restricted share awards

Details of the share option awards and restricted share awards outstanding during the period are as follows:

	Period ended 31 December 2017
	Number of share options	Number of share awards
Outstanding at the beginning of the period	—	—
Granted during the period	41,494	17,521

Granted, outstanding at the end of the period	41,494	17,521

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VENATOR MATERIALS PLC

NOTES TO THE FINANCIAL STATEMENTS (Continued)

For the period ended 31 December 2017

19 IMMEDIATE AND ULTIMATE PARENT UNDERTAKING

The immediate parent company is Huntsman (Holdings) Netherlands BV, a company incorporated in the Netherlands.

The results of the company for the period ended 31 December 2017 have been consolidated into the financial statements of Huntsman International LLC, (the ultimate controlling party) a company registered in the state of Texas in the United States of America, this being the smallest parent undertaking to prepare group financial statements and in the financial statements of Huntsman Corporation, this being the largest parent undertaking to prepare group financial statements, which include the company. Huntsman Corporation is the ultimate parent undertaking.

Huntsman International LLC and Huntsman Corporation's registered address is 10003 Woodloch Forest Drive, The Woodlands, Texas 77380, USA and Hunstman International BVs registered address is Merseyweg 10, Botlek Rotterdam, 3197 KG, Netherlands.

Copies of the financial statements of Huntsman International LLC and Huntsman Corporation may be obtained from the group's website at www.huntsman.com.

20 RELATED PARTY TRANSACTIONS

Transactions with key management personnel

The directors are considered to be the key management personnel for the company. Refer to note 6 for details of their compensation. There were no other transactions with key management personnel during the period.

Transactions with group undertakings

The company has taken advantage of the exemption available within Section 33 "Related Party Disclosures" not to disclose transactions with other group entities that are wholly owned subsidiaries within the group. There were no other related party transactions during the period.

21 FINANCIAL GUARANTEES AND CONTINGENT LIABILITIES

The company has provided financial guarantees as part of a cross guarantee structure for external financing in the form of a Term Loan, Senior Notes and an ABL revolving credit facility ("RCF"), which totals $1.05bn (only $13mm of the $300mm ABL RCF was utilised at 31 December 2017). The borrowers of the Term Loan and Senior Notes are Venator Finance S.a.r.l, and Venator Materials LLC, subsidiaries of Venator Materials PLC. Under the ABL facility certain subsidiaries of Venator Materials PLC can act as borrowers.

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APPENDIX B
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

The 2018 Proxy Statement includes information on free cash flow that does not conform to U.S. generally accepted accounting principles ("GAAP") and is considered a non-GAAP measure. (3) Management internally uses a free cash flow measure: (a) to evaluate our company's liquidity, (b) to evaluate strategic investments, and (c) to evaluate our company's ability to incur and service debt. Free cash flow is not a defined term under U.S. GAAP, and it should not be inferred that the entire free cash flow amount is available for discretionary expenditures. Venator defines free cash flow as cash flows provided by (used in) operating activities from continuing operations and used in investing activities. Free cash flow is typically derived directly from our consolidated and combined statement of cash flows; however, it may be adjusted for items that affect comparability between periods. Reconciliations of free cash flow P are provided below.

(Dollars in millions, except per share amounts)

	Twelve months ended December 31,

	2017	2016

Free cash flow(1):
Net cash provided by operating activities from continuing operations	$337	$80
Capital expenditures	(197)	(103)
(Investment in) cash received from unconsolidated affiliates, net	(6)	3
Other investing activities excluding transactions with former parent and cash flows related to sales of businesses/assets	71	—
Non-recurring separation costs(2)	7	—

Total free cash flow	$212	$(20)

Adjusted EBITDA	$395	$77
Capital Expenditures excluding cash paid for Pori rebuild	(103)	(103)
Cash paid for interest	(28)	(5)
Cash paid for income taxes	(21)	(7)
Primary working capital change	35	111
Restructuring	(33)	(58)
Maintenance & other	(33)	(35)

Total free cash flow(1)	$212	$(20)

(1) Management internally uses a free cash flow measure: (a) to evaluate the Company's (b) to evaluate strategic investments, (c) to evaluate the Company's ability to incur and service debt. Free cash flow is not a defined term under U.S. GAAP, and it should not be inferred that the entire free cash flaw amount is available for discretionary expenditures. The Company defines free cash flow as cash flows provided by (used in) operating activities from continuing operations and used in investing activities. Free cash flow is typically derived directly from the Company's consolidated and combined statement of cash flows; however, it may be adjusted for items that affect comparability between periods. Free cash flow is presented as supplemental information.

(2) Represents payments associated with our separation from Huntsman

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APPENDIX C
FORM OF SHARE REPURCHASE CONTRACT

This Share Repurchase Agreement (this "Agreement") is made on                            ,              , between:

Venator Materials PLC ("Venator")
Titanium House,
Hanzard Drive,
Wynyard Park,
Wynyard
TS22 5FD
Registered No. 10747130

                                                                (the "Counterparty")

It is agreed that the Counterparty will purchase on a principal basis interests in ordinary shares of Venator, par value $0.001 per share (the "Ordinary Shares"), for subsequent sale and delivery to Venator under the terms of this agreement as follows:

1.
Ordinary Shares will be purchased up to the quantity and purchase price level advised by telephone from an authorised person at Venator (the "Purchase Price"), such authorised person(s) to be notified in writing to the Counterparty by Venator from time to time (each an "Authorised Person").

2.
Unless otherwise instructed, Ordinary Shares will be purchased in accordance with all applicable laws and regulations, including (without limitation) in accordance with:

a.
the volume limitations of Rules 10b-18(b)(4) and 10b-18(c)(2) of the Securities Exchange Act of 1934, as may be amended or superseded from time to time (the "Exchange Act"). The maximum value of Ordinary Shares, at acquisition cost, to be purchased under this program will be advised to the Counterparty by an Authorised Person from time to time following the execution of this Agreement;

b.
Rules 10b-18(b)(2) and 10b-18(c)(1) of the Exchange Act, as may be amended or superseded from time to time; and

c.
Rule 10b-18(b)(3) of the Exchange Act, as may be amended or superseded from time to time.

3.
All purchases will be effected pursuant to Rule 10b-18 of the Exchange Act, as may be amended or superseded from time to time, from or through only one broker or dealer on any single day or as otherwise allowed by Rule 10b-18(b)(1) of the Exchange Act, as may be amended or superseded from time to time.

4.
Purchases may be made on any national securities exchange, electronic communication network ("ECN"), alternative trading system ("ATS") or in over-the-counter ("OTC") transactions.

5.
Before purchases commence under this Agreement, Venator will have officially disclosed the repurchase program to the public.

6.
Venator represents that the purchases of Ordinary Shares by the Counterparty pursuant to the terms of this Agreement will not violate or contravene any legal, regulatory or contractual restriction applicable to Venator or the Ordinary Shares, including Section 10(b) and Rule 10b-5 of the Exchange Act.

7.
Purchases of Ordinary Shares, in accordance with the instructions contained herein, will commence on the date to be agreed between Venator and the Counterparty.

8.
Daily purchase information will be provided to Venator by phone or e-mail, and trade confirmations will be sent by e-mail or fax the following day.

9.
The Counterparty shall, including, without limitation, by liaising with Computershare or its successor or assign as transfer agent and registrar of Venator Ordinary Shares (the "Transfer Agent"), procure that any Ordinary Shares to be sold by the Counterparty to Venator are transmitted or delivered by DWAC or similar means of transmission so that such Ordinary Shares are withdrawn from the facilities of the Depositary Trust Company (the "DTC System") (in particular by removing any Ordinary Share deposited with the depositary of the DTC System, Cede & Co.) and Venator receives the Ordinary Shares in record form ("Record Shares").

10.
In accordance with Paragraph 9, Counterparty shall sell, and Venator shall purchase, such Record Shares, and following such purchase and delivery, Venator shall be registered as the record holder of such Record Shares, or such Record Shares shall otherwise be cancelled. Venator shall be responsible for any stamp duty that is due in respect of the purchase of Record Shares from Counterparty.

C-1   |  VENATOR 2018 PROXY

11.
Counterparty shall deliver to the Transfer Agent any documents as may be necessary or as may be reasonably requested by the Transfer Agent to give effect to the purchase, delivery, registration or cancellation of any Record Shares to Venator in accordance with the terms of this letter.

12.
Venator will pay for any and all Record Shares purchased by it by wiring funds to the bank account of the Counterparty or other designee by no later than the date of delivery of Record Shares. Any commission payable by Venator in respect of the delivery of Record Shares shall be agreed in writing from time to time between Venator and the Counterparty, and shall be paid to the Counterparty by Venator on delivery of Record Shares. The relevant bank account details of the Counterparty shall be notified to Venator by the Counterparty in writing from time to time.

13.
Venator's tax identification number is 98-1373159.

14.
Notices for the attention of Venator shall be sent to:

  Treasurer
  Venator Materials PLC
  Titanium House,
  Hanzard Drive,
  Wynyard Park,
  Wynyard
  TS22 5FD
  UK

  With a copy to

  General Counsel
  Venator Materials PLC
  Titanium House,
  Hanzard Drive,
  Wynyard Park,
  Wynyard
  TS22 5FD
  UK

  Notices for the attention of the Counterparty shall be sent to the address notified in writing to Venator by the Counterparty.

15.
The Counterparty and Venator each acknowledge and agree that:

a.
Prior to an acquisition by Venator under Paragraph 10 hereof, Venator shall not acquire, nor have any legal or beneficial interest in, any Ordinary Share purchased by Counterparty pursuant to this Agreement;

b.
Nothing in this letter is or shall constitute a party acting as the agent of the other for any purpose. Neither party shall describe itself as an agent or in any way hold itself out as being an agent of the other; and

c.
The Counterparty shall act as principal in respect of its acquisition of the Ordinary Shares and shall effect purchases of shares hereunder in "riskless principal transactions" as defined in Rule 10b-18(a)(12) of the Exchange Act.

16.
This Agreement will be governed by and construed in accordance with the internal laws of the State of New York.

17.
This Agreement and any attachment together constitute the entire agreement between Venator and the Counterparty and supersede any prior agreements or understandings regarding this Agreement.

18.
This Agreement may be signed in counterparts, each of which will be an original.

19.
Counterparty may transfer or assign its rights and obligations hereunder to any registered broker-dealer under common control with Counterparty.

Venator Materials PLC	Counterparty

By:	By:
Name:	Name:
Title:	Title:

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APPENDIX D
RULE 10B5-1 REPURCHASE PLAN

This Repurchase Plan, dated                            ,               (the "Repurchase Plan"), is between Venator Materials PLC ("Venator") and                                          (the "Counterparty"). Capitalized terms used and not otherwise defined in the body of this Repurchase Plan shall have the meaning given to such terms in "Exhibit A" hereto, which is incorporated herein and made part of this Repurchase Plan.

WHEREAS, Venator desires to establish this Repurchase Plan to purchase its ordinary shares, par value $0.001 per share (the "Ordinary Shares"); and

WHEREAS, Venator desires to purchase Ordinary Shares from the Counterparty in accordance with this Repurchase Plan;

NOW, THEREFORE, Venator and the Counterparty hereby agree as follows:

1.
Prior to the commencement of transactions contemplated by this Repurchase Plan the parties shall agree in writing in a form substantially as set forth on Exhibit A hereto certain terms in respect of the proposed repurchase.

2.
During the Trading Period, the Counterparty shall purchase as principal Ordinary Shares having a maximum aggregate value of no more than the Total Repurchase Amount. On each day (each, a "Trading Day") during the Trading Period on which the New York Stock Exchange (the "Exchange") is open for trading, the Counterparty shall purchase that number of Ordinary Shares having an aggregate value of up to the Maximum Amount, plus or minus up to $1,000, using its reasonable efforts to purchase such Ordinary Shares at a price equal to the volume weighted average price for such day's trading session. Notwithstanding the foregoing, the Counterparty shall not purchase any Ordinary Shares at a price exceeding the Limit Price.

3.
The Counterparty shall, including without limitation, by liaising with Computershare (or its successor or assign) as transfer agent and registrar of Venator Ordinary Shares (the "Transfer Agent"), procure that any Ordinary Shares to be sold by the Counterparty to Venator are transmitted or delivered by DWAC or similar means of transmission so that such Ordinary Shares are withdrawn from the facilities of the Depositary Trust Company (the "DTC System") (in particular by removing any Ordinary Shares deposited with the nominee of the DTC System, Cede & Co.) and Venator receives the Ordinary Shares in record form ("Record Shares").

4.
In accordance with Paragraph 3, the Counterparty shall sell, and Venator shall purchase all such Record Shares, and following such purchase and delivery, Venator shall be registered as the record holder of such Record Shares or such Record Shares shall otherwise be cancelled. Venator shall be responsible for any stamp duty that is due in respect of the purchase of Record Shares from the Counterparty. The Counterparty shall deliver to the Transfer Agent any documents as may be necessary or as may be reasonably requested by the Transfer Agent to give effect to the purchase, delivery, registration or cancellation of any Record Shares to Venator in accordance with the terms of this letter.

5.
Venator will pay for any Record Shares purchased by it in accordance with Paragraph 4 above by wiring funds to the bank account of the Counterparty or other designee by no later than the date of delivery of the Record Shares. Any commission payable by Venator in respect of the delivery of Record Shares shall be set forth on Exhibit A, and shall be paid to the Counterparty by Venator on delivery of the Record Shares. The relevant bank account details of the Counterparty or its designee shall be notified to Venator by the Counterparty in writing from time to time.

6.
The Repurchase Plan shall terminate upon the earliest of:

a.
the repurchase of the Total Repurchase Amount contemplated by the Repurchase Plan, as set forth in Paragraph 2;

b.
the close of business on the last day of the Trading Period;

c.
the close of business on the second business day following the date of receipt by the Counterparty of notice of early termination, delivered by Venator by facsimile to                                         , attention:                                          or by e-mail to                                         ;

d.
the commencement of any voluntary or involuntary case or other proceeding seeking liquidation, reorganization or other relief under any bankruptcy, insolvency or similar law or seeking the appointment of a trustee, receiver or other similar official, or the taking of any corporate action by Venator to authorize or commence any of the foregoing; or

e.
the public announcement of a tender or exchange offer for the Ordinary Shares or of a merger, acquisition, recapitalization or other similar business combination or transaction as a result of which the Ordinary Shares would be exchanged for or converted into cash, securities or other property.

7.
The Counterparty shall comply with the requirements of paragraphs (b)(2), (b)(3) and (b)(4) of Rule 10b-18 under the Exchange Act, in connection with purchases of the Ordinary Shares in the open market pursuant to this Repurchase Plan. Venator agrees not to take any action that would cause Purchases not to comply with Rule 10b-18, Rule 10b5-1 or Regulation M.

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8.
Venator confirms that, on the date hereof that (a) it is not aware of material, non-public information with respect to Venator or the Ordinary Shares, (b) it is entering into this Repurchase Plan in good faith and not as part of a plan or scheme to evade the prohibitions of Rule 10b5-1 under the Exchange Act or other applicable securities laws, (c) it understands the proscriptions of Rule 10b5-1 in respect of offsetting and hedging transactions, (d) it will not disclose to any persons at the Counterparty effecting purchases under the Repurchase Plan any information regarding Venator that might influence the execution of the Repurchase Plan and (e) it will inform the Counterparty as soon as possible of any subsequent legal or contractual restrictions affecting the execution of the Repurchase Plan by the Counterparty or by Venator and of the occurrence of any event that would cause the Repurchase Plan to end or be suspended as contemplated in Paragraph 6.

9.
If the Counterparty must suspend purchases of Ordinary Shares under this Repurchase Plan on a particular day for any of the following reasons:

a.
a day specified by the Repurchase Plan is not a day on which the Ordinary Shares trade regular way on the Exchange;

b.
trading of the Ordinary Shares on the Exchange is suspended for any reason; or

c.
the Counterparty cannot effect a purchase of Ordinary Shares due to legal, regulatory or contractual restrictions applicable to it or to Venator (including without limitation, Regulation M, Rule 10b-5 or Rule 10b-18), the Counterparty will resume purchases in accordance with this Agreement on the next day specified in the Repurchase Plan after the condition causing the suspension of purchases has been resolved.

10.
It is the intent of Venator and the Counterparty that this Repurchase Plan comply with the requirements of Rule 10b5-1(c)(1)(i)(B) and Rule 10b-18 under the Securities Exchange Act of 1934, as amended, and this Repurchase Plan shall be interpreted to comply with the requirements thereof.

11.
The number of Ordinary Shares, together with other share amounts and prices, if applicable, as set forth in Paragraph 2 shall be adjusted automatically on a proportionate basis to take into account any stock split, reverse stock split or stock dividend with respect to the Ordinary Shares or any change in capitalization with respect to Venator that occurs during the term of this Repurchase Plan.

12.
Except as otherwise set forth in this Repurchase Plan, Venator acknowledges and agrees that it does not have authority, influence or control over any Purchase executed by the Counterparty pursuant to this Repurchase Plan, and Venator will not attempt to exercise any authority, influence or control over purchases. The Counterparty agrees not to seek advice from Venator with respect to the manner in which it executes purchases under this Repurchase Plan.

13.
All notices given by the parties under this Repurchase Plan will be as follows:

  Treasurer
  Venator Materials PLC
  Titanium House,
  Hanzard Drive,
  Wynyard Park,
  Wynyard
  TS22 5FD
  UK

  With a copy to

  General Counsel
  Venator Materials PLC
  Titanium House,
  Hanzard Drive,
  Wynyard Park,
  Wynyard
  TS22 5FD
  UK

  Notices for the attention of the Counterparty shall be sent to the address notified in writing to Venator by the Counterparty.

14.
The Counterparty and Venator each acknowledges and agrees that:

a.
Prior to an acquisition by Venator pursuant to Paragraph 4, Venator shall not acquire, nor have any legal or beneficial interest in, any Ordinary Shares purchased by Counterparty pursuant to this Repurchase Plan;

b.
Nothing in this Repurchase Plan is or shall constitute a party acting as the agent of the other for any purpose. Neither party shall describe itself as an agent or in any way hold itself out as being an agent of the other; and

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  c.
  The Counterparty shall act as principal in respect of its acquisition of Ordinary Shares and shall effect purchases of Ordinary Shares hereunder in "riskless principal transactions" as defined in Rule 10b-18(a)(12) of the Exchange Act.

15.
This Repurchase Plan will be governed by and construed in accordance with the internal laws of the State of New York.

16.
This Repurchase Plan and any attachment together constitute the entire agreement between Venator and the Counterparty and supersede any prior agreements or understandings regarding this Repurchase Plan.

17.
This Repurchase Plan may be signed in counterparts, each of which will be an original.

18.
Counterparty may transfer or assign its rights and obligations hereunder to any registered broker-dealer under common control with Counterparty.

IN WITNESS WHEREOF, the parties hereto have executed this Repurchase Plan as of the date first written above.

Venator Materials PLC	Counterparty

By:	By:
Name:	Name:
Title:	Title:

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Exhibit A

The Counterparty and Venator hereby agree that the following terms shall have the following meanings:

"Limit Price" shall mean a per share price of US$                  .

"Maximum Amount" is the maximum purchase amount in a single trading day and shall mean US$                  .

"Trading Period" shall mean the period commencing on                             and terminating at close of business on                                         .

"Total Repurchase Amount" is the maximum aggregate purchase amount in the Trading Period and shall mean US$                  .

Commission paid under this Repurchase Plan shall equal $                   per Record Share sold to Venator.

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APPENDIX E
PURCHASE AND SALE AGREEMENT

THIS PURCHASE AND SALE AGREEMENT (this "Agreement"), dated to be effective as of [    •    ] (the "Closing Date"), by and between Huntsman Holdings (Netherlands) B.V., a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands ("Seller"), and Venator Materials PLC, a public limited company incorporated under the laws of England and Wales with registered number 10747130 ("Buyer or "Venator"). Seller and Buyer are sometimes hereinafter referred to individually as a "Party" and collectively as the "Parties."

RECITALS

WHEREAS, Seller owns ordinary shares, par value USD $0.001 per share, of Venator (the "Ordinary Shares");

WHEREAS, Seller desires to sell, and Buyer desire to purchase, [    •    ] of the Ordinary Shares owned by Seller (the "Shares"); and

WHEREAS, the Audit Committee of the Board of Directors of Venator has approved this Agreement and the transactions contemplated hereby in accordance with Venator's policy on related party transactions.

NOW, THEREFORE, based on the mutual covenants and agreements herein contained, the Parties agree as follows:

AGREEMENTS

Section 1.    Purchase and Sale.

(a)   Subject to the terms and conditions of this Agreement, Seller agrees to sell to Buyer and Buyer agrees to purchase, accept and pay for all of Seller's right, title and interest in and to the Shares.

(b)   The consideration (the "Consideration") for the purchase and sale of the Shares under this Agreement shall be USD $[    •    ] per share.

(c)   Subject to the terms and conditions of this Agreement, upon the payment of the Consideration by Buyer to Seller in cash, Seller hereby conveys, transfers and assigns to Buyer the Shares and all of Seller's rights, benefits and privileges associated therewith or deriving therefrom, and Buyer hereby accepts the same.

(d)   Buyer shall be responsible for any stamp duty that is due in respect of the purchase of the Shares from Seller.

(e)   Following completion of the purchase and sale of the Shares, Buyer shall be registered as the record holder of the Shares (or the Shares shall otherwise be cancelled).

Section 2.    Representations and Warranties.

(a)   Each Party hereby represents and warrants to the other Party that (i) it is duly formed, validly existing and (if applicable) in good standing under the laws of the state of its formation; (ii) it has full corporate, limited liability company, partnership or other applicable entity power and authority to execute and deliver this Agreement and to perform its obligations hereunder; (iii) its execution and delivery of this Agreement and the performance of its obligations hereunder have been duly authorized; (iv) it has duly executed and delivered this Agreement and this Agreement, assuming the due authorization, execution and delivery by each other Party hereto, is a legal, valid and binding obligation of such Party, enforceable against such Party in accordance with its terms, subject to bankruptcy, moratorium, insolvency and other laws generally affecting creditors' rights and general principles of equity (whether applied in a proceeding in a court of law or equity); (v) its authorization, execution, delivery, and performance of this Agreement does not (1) conflict with or result in a breach of any provisions of its organizational or other governing documents, (2) conflict with, result in the breach of or give rise to any right of termination, cancellation or acceleration under any material agreement or arrangement to which it is a party or by which it is bound or (3) violate any law applicable to it; and (vi) it has not incurred any liability, contingent or otherwise for any brokerage fee, commission or financial advisory fee in connection with the transactions contemplated by this Agreement for which the other party will be liable.

(b)   Seller represents and warrants to Buyer that it has, and at the time of delivery of the Shares will have, valid title to the Shares free and clear of all security interests, claims, liens, equities or other encumbrances and the legal right and power, and all authorization and approval required to sell, transfer and deliver the Shares to Buyer.

(c)   Except for the representations and warranties contained in this Section 2, neither Buyer nor Seller has made or makes any express or implied representation or warranty, either written or oral, including any representation or warranty as to the accuracy or completeness of any information regarding Venator furnished or available to Buyer and its representatives or as to the future revenue, profitability or success of Venator.

(d)   Seller has conducted its own independent investigation, review and analysis of the business, results of operations, prospects, condition (financial or otherwise) or assets of Venator and acknowledges that it has been provided adequate access

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to the personnel, properties, assets, premises, books and records, and other documents and data. Seller acknowledges and agrees that in making its decision to enter into this Agreement and to consummate the transactions contemplated hereby, it has relied solely upon its own investigation and the express representations and warranties of the other Party set forth in this Section 2 of this Agreement.

Section 3.    Notices.    All notices, communications and deliveries under this Agreement will be made in writing signed by or on behalf of the Party making the same, will specify the Section under this Agreement pursuant to which it is given or being made, and will be delivered personally or sent by registered or certified mail (return receipt requested) or by nationally recognized overnight courier (with evidence of delivery and postage and other fees prepaid) as follows:

  If to Buyer:

  Titanium House, Hanzard Drive, Wynyard Park,
  Stockton-On-Tees TS22 5FD, United Kingdom
  Attn: Russ R. Stolle

  If to Seller:
  10003 Woodloch Forest Drive,
  The Woodlands, Texas 77380
  Attn: David M. Stryker

or to any such other representative or at such other address of a Party as such Party may furnish to the other Parties in writing. Any such notice, communication or delivery will be deemed given or made upon the date of receipt by the applicable Party.

Section 4.    Governing Law and Jurisdiction.    This Agreement will be governed by and construed and enforced in accordance with the laws of the state of Texas, excluding any choice of law rules which may direct the application of the laws of another jurisdiction. The Parties agree that any proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be subject to the exclusive jurisdiction of any state or Federal court of the United States of America sitting in Houston, Texas and each of the Parties hereby irrevocably consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such proceeding and irrevocably waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of the venue of any such proceeding in any such court or that any such proceeding brought in any such court has been brought in an inconvenient forum. Process in any such proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each Party agrees that service of process on such Party as provided in Section 3 shall be deemed effective service of process on such Party.

Section 5.    Waiver of Jury Trial.    EACH OF THE PARTIES HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF A PROCEEDING, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (III) EACH PARTY MAKES THIS WAIVER VOLUNTARILY AND (IV) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 5.

Section 6.    Assignment; Successors in Interest.    No assignment or transfer by any Party of its rights and obligations under this Agreement will be made except with the prior written consent of the other Party. This Agreement will be binding upon and will inure to the benefit of the Parties and their successors and permitted assigns, and any reference to a Party will also be a reference to their respective successor or permitted assign.

Section 7.    Transaction Costs.    Except as expressly provided otherwise herein, each Party will be responsible for its own legal fees and other expenses incurred in connection with the negotiation, preparation, execution or performance of this Agreement.

Section 8.    Severability.    Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction will, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement, and any such prohibition or unenforceability in any jurisdiction will not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by law, the Parties waive any provision of law which renders any such provision prohibited or unenforceable in any respect.

Section 9.    Counterparts.    This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by facsimile, email or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

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Section 10.    No Third-Party Beneficiaries.    Nothing expressed or implied in this Agreement is intended, or will be construed, to confer upon or give any person other than the Parties and their successors or permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, or result in such person being deemed a third party beneficiary of this Agreement.

Section 11.    Amendment; Waiver.    Any amendment, extension or waiver of any provision of this Agreement will be valid only if set forth in an instrument in writing signed by both Parties.

Section 12.    Entire Agreement.    This Agreement and the documents executed pursuant to this Agreement supersede all negotiations, agreements and understandings between the Parties with respect to the subject matter of this Agreement and constitute the entire agreement between the Parties.

Section 13.    Further Cooperation.    From and after the Closing Date, each of the Parties shall deliver to the others such further information and documents and shall execute and deliver to the others such further instruments and agreements as the other Party shall reasonably request to consummate or confirm the transactions provided for in this Agreement, to accomplish the purpose of this Agreement.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Parties have executed this Agreement on the day and year first set forth above.

SELLER:
HUNTSMAN HOLDINGS (NETHERLANDS) B.V.
By:
Name:
Title:
BUYER:
VENATOR MATERIALS PLC
By:
Name:
Title:

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VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. VENATOR MATERIALS PLC TITANIUM HOUSE, HANZARD DRIVE WYNYARD PARK STOCKTON-ON-TEES TS22 5FD, UNITED KINGDOM ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E46020-P05927 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. VENATOR MATERIALS PLC The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees: For Against Abstain ! ! ! ! ! ! For ! ! ! ! ! ! Against ! ! ! ! ! ! Abstain 1a. Peter R. Huntsman For Against Abstain 1b. Simon Turner 6. To approve on a non-binding advisory basis our directors' remuneration report (other than the part containing the dir ectors' r emuneration policy) for the year ended December 31, 2017. To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2018. To re-appoint Deloitte LLP as our U.K. statutory auditor for the year ending December 31, 2018. To authorize the directors or the Audit Committee to determine the remuneration of Deloitte LLP, in its capacity as our U.K. statutory auditor. To approve the two forms of share repurchase contract and the repurchase counterparties. To approve the form of repurchase contract with Huntsman Holdings (Netherlands) B.V., a subsidiary of Huntsman Corporation. To authorize Venator (and any company that is or becomes a subsidiary) to make political donations and incur political expenditures. ! ! ! 1c. Sir Robert J. Margetts 1d. Douglas D. Anderson 7. ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! 1e. Daniele Ferrari 8. 1f. Kathy D. Patrick 9. The Board of Directors recommends you vote FOR the following proposal: ! 2 Years ! 3 Years ! Abstain 2. To approve on a non-binding advisory basis the compensation of our named executive officers ("NEOs"). 10. The Board of Directors recommends you vote 1 year on the following proposal: 1 Year 11. ! ! ! ! 3. To approve on a non-binding advisory basis the preferred frequency of advisory votes on the compensation of our NEOs. 12. The Board of Directors recommends you vote FOR the following proposals: NOTE: To transact such other business as may properly come before the Annual General Meeting and at any adjournments or postponements of the Annual General Meeting in accordance with our Amended and Restated Articles of Association. For Against Abstain 4. To approve receipt of our U.K. audited annual report and accounts and related directors' and auditor's reports for the year ended December 31, 2017. ! ! ! ! ! ! Yes ! No ! Please indicate if you plan to attend this meeting. 5. To approve our directors' remuneration policy, included in the directors' remuneration report. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting: The Proxy Statement and Annual Report are available at www.proxyvote.com. E46021-P05927 VENATOR MATERIALS PLC Annual General Meeting of Shareholders May 31, 2018 at 3:00 PM, BST This proxy is solicited by the Board of Directors The shareholder(s) hereby appoint(s) Simon Turner and Russ R. Stolle, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the ordinary shares that the shareholder(s) is/are entitled to vote at the Annual General Meeting of Shareholders to be held at 3:00 PM, BST on May 31, 2018, at Latham & Watkins LLP, 99 Bishopsgate, London EC2M 3XF, United Kingdom, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side